THRIVENT CORE FUNDS

Thrivent Core International Equity Fund

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders (the “Meeting”) of Thrivent Core International Equity Fund (the “Target Fund”), a series of Thrivent Core Funds (the “Mutual Fund Trust”), which will be conducted on May 14, 2026 at 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3211 and will begin at 10:00 a.m. CT. These materials discuss a proposal to be voted on at the Meeting and contain a Notice of a Special Meeting of Shareholders, a Prospectus/Proxy Statement (the “Prospectus/Proxy Statement”), and proxy card. A proxy card is, in essence, a ballot. When you complete a proxy card, it tells us how you wish to vote on important issues relating to the Target Fund. If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us. If you simply sign and return a proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the proposal, which is in accordance with the recommendation of the Board of Trustees of the Mutual Fund Trust as set forth in the Prospectus/Proxy Statement.

We urge you to review carefully the proposal in the Prospectus/Proxy Statement. Then, fill out the enclosed proxy card(s) and return it to us so that we know how you would like to vote. When shareholders return their proxy cards promptly, additional costs related to additional solicitation or mailings may be avoided.

PLEASE COMPLETE, SIGN AND RETURN the proxy card you receive.

We welcome your comments. If you have any questions about voting, please call Sodali & Co Fund Solutions, LLC, our proxy solicitor, toll free at 888-857-1281, Monday through Friday from 10:00 a.m. to 11:00 p.m. ET.

THRIVENT CORE FUNDS

Thrivent Core International Equity Fund

901 Marquette Avenue, Suite 2500

Minneapolis, Minnesota 55402-3211

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To be held on May 14, 2026

Dear Shareholder:

On May 14, 2026, Thrivent Core International Equity Fund (the “Target Fund”), a series of Thrivent Core Funds (the “Mutual Fund Trust”), a Delaware statutory trust, will hold a Special Meeting of Shareholders (the “Meeting”). The Meeting will be held at 901 Marquette Avenue, Suite 2500 Minneapolis, Minnesota 55402-3211 and will begin at 10:00 a.m. CT.

The Meeting will be held to consider, for the Target Fund, a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Target Fund will be reorganized with and into Thrivent International Large Cap ETF (the “Acquiring Fund”), a newly created series of Thrivent ETF Trust, a Massachusetts business trust (the “ETF Trust”) (the “Reorganization”), as indicated below, as well as to transact such other business as may properly come before the Meeting. It is proposed that, subject to shareholder approval, the Target Fund, which is currently operated as a mutual fund, will be converted into an exchange-traded fund through the Reorganization with and into the Acquiring Fund.

Target Fund		Acquiring Fund
Thrivent Core International Equity Fund	g	Thrivent International Large Cap ETF

The Plan, which is by and among the Mutual Fund Trust, on behalf of the Target Fund, the ETF Trust on behalf of the Acquiring Fund, and Thrivent Asset Management, LLC (solely with respect to Section 9.2) provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired; (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund, all upon the terms and conditions set forth in the Plan. The Plan has been filed as an exhibit to the Acquiring Fund’s Registration Statement on Form N-14 of which the combined Prospectus/Proxy Statement is a part.

After careful consideration, the Board of Trustees of the Mutual Fund Trust has unanimously approved the Reorganization and recommends that shareholders vote “FOR” the Reorganization. The Prospectus/Proxy Statement, which we strongly encourage you to read before voting, contains further explanation and important details relating to the Reorganization. We ask you to read the enclosed information carefully and to submit your vote promptly.

Only shareholders of record who owned shares at the close of business on March 27, 2026 are entitled to vote their shares at the Meeting or any adjournment or postponement thereof. The Prospectus/Proxy Statement and proxy card(s) will be provided to shareholders on or about April 16, 2026.

By Order of the Board of Trustees of the Mutual Fund Trust,

/s/ John D. Jackson
Secretary and Chief Legal Officer Thrivent Core Funds

It is important that your shares be represented and voted at the Meeting, whether or not you attend the Meeting. You may authorize your proxy by marking your votes on the enclosed proxy card(s), signing and dating it, and mailing it in the business reply envelope provided. If you attend the Meeting, you may withdraw your proxy and vote at the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 14, 2026

The Notice of Special Meeting of Shareholders, Prospectus/Proxy Statement and

related Statement of Additional Information are available online at

https://www.thriventfunds.com/support/fund-changes-and-mergers.html

If you have any questions or wish to obtain instructions on how to attend the Meeting and vote at the Meeting, please call Sodali & Co Fund Solutions, LLC, our proxy solicitor, toll free at 888-857-1281, Monday through Friday from 10:00 a.m. to 11:00 p.m. ET.

COMBINED PROSPECTUS/PROXY STATEMENT

Dated April 16, 2026

RELATING TO THE ACQUISITION OF THE ASSETS OF

Thrivent Core International Equity Fund

BY AND IN EXCHANGE FOR SHARES OF

Thrivent International Large Cap ETF

This combined Prospectus and Proxy Statement (the “Prospectus/Proxy Statement”) is a proxy statement for the Target Fund (as defined below) and a prospectus for the Acquiring Fund (as defined below). The address of the Target Fund and the Acquiring Fund is 901 Marquette Avenue, Suite 2500 Minneapolis, Minnesota 55402-3211. The telephone number for the Target Fund and Acquiring Fund is 800-847-4836. This Prospectus/Proxy Statement and the enclosed proxy cards were first mailed to shareholders of the Target Fund beginning on or about April 16, 2026. This Prospectus/Proxy Statement contains information you should know before voting on the following proposal with respect to the Target Fund, as indicated below. You should read this document carefully and retain it for future reference.

Proposal

To approve an Agreement and Plan of Reorganization by and among the Mutual Fund Trust, on behalf of Thrivent Core International Equity Fund (“Thrivent Core International Equity Fund” or the “Target Fund”), Thrivent ETF Trust (the “ETF Trust”), on behalf of Thrivent International Large Cap ETF (“Thrivent International Large Cap ETF” or the “Acquiring Fund”), and Thrivent Asset Management, LLC, that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in the Plan (the “Reorganization”).

The terms and conditions of the Reorganization are further described in this Prospectus/Proxy Statement and are set forth in the form of Agreement and Plan of Reorganization (the “Plan”).

The proposal will be considered by shareholders who owned shares of the Target Fund on March 27, 2026 at a Special Meeting of Shareholders (the “Meeting”) that will be held on May 14, 2026. The Meeting will be held at 901 Marquette Avenue, Suite 2500 Minneapolis, Minnesota 55402-3211 and will begin at 10:00 a.m. CT.

The Board of Trustees of the Mutual Fund Trust (the “Target Fund Board”) has fixed the close of business on March 27, 2026, as the record date (the “Record Date”) for the determination of Target Fund shareholders entitled to notice of, and to vote at, the Meeting.

The Target Fund Board unanimously recommends that you vote in favor of (i.e., FOR) the Reorganization of the Target Fund.

The Target Fund Board is soliciting these proxies on behalf of the Target Fund. With respect to the Target Fund, the Target Fund Board unanimously approved the proposed Reorganization and Plan and determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganization.

The Target Fund and the Acquiring Fund are each a series of a registered, open-end management investment company, although the Target Fund is a mutual fund while the Acquiring Fund will operate as an exchange-traded fund (“ETF”). The Acquiring Fund is a newly organized series of the ETF Trust and currently has no assets or liabilities. The Acquiring Fund was created specifically in connection with the Reorganization for the purpose of acquiring the assets and assuming the liabilities of the Target Fund and will not commence operations until the closing date of the Reorganization. The Target Fund will be the accounting and performance survivor in the Reorganization (subject to shareholder approval of the Reorganization), and the Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting and performance history of the Target Fund.

In order to transact in shares of the Acquiring Fund received as part of the Reorganization, you must hold your Target Fund shares in a brokerage account that can hold shares of an ETF. If Target Fund shareholders do not hold their shares of the Target Fund through a brokerage account that can hold shares of an ETF, the Acquiring Fund shares they receive as part of the Reorganization may be held by the Acquiring Fund’s transfer agent for the benefit of the Target Fund shareholders pending delivery of information with respect to a brokerage account that can hold shares of an ETF or, if any Target Fund shareholder does not deliver information with respect to a brokerage account that can hold shares of an ETF within one year, such Acquiring Fund Shares will be liquidated and proceeds sent to the Target Fund shareholders. If you hold shares of the Target Fund through a fund direct individual retirement account and do not take action prior to the Reorganization, your Target Fund shares will be exchanged for Class S shares of the Thrivent Money Market Fund equal in value to the NAV of your Target Fund shares. This Prospectus/Proxy Statement includes additional information on the actions that Target Fund shareholders that do not currently hold their Target Fund shares through a brokerage account must take in order to transact in shares of the Acquiring Fund following the Reorganization.

This Prospectus/Proxy Statement includes information about the Plan and the Acquiring Fund that you should know before voting on the Plan, which, if approved by Target Fund shareholders, would result in your investing in the Acquiring Fund. You should retain this Prospectus/Proxy Statement for future reference. Additional information about the Target Fund, the Acquiring Fund and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents, which are incorporated into this Prospectus/Proxy Statement by reference:

•	The prospectus of the Mutual Fund Trust on behalf of the Target Fund, dated February 27, 2026, as supplemented and amended to date (File No. 811-23149; SEC Accession No. 0001193125-26-077721);

•

The statement of additional information of the Mutual Fund Trust on behalf of the Target Fund, dated February 27, 2026, as supplemented and amended to date (File No. 811-23149; SEC Accession No. 0001193125-26-077721);

•	The financial statements included in the Mutual Fund Trust’s Form N-CSR filing for the fiscal year ending October 31, 2025 (File No. 811-23149; SEC Accession No. 0001669626-25-000090); and

•	A statement of additional information dated April 16, 2026, relating to this Prospectus/Proxy Statement.

You may request a free copy of the statement of additional information relating to this Prospectus/Proxy Statement without charge by calling the Acquiring Fund at 800-847-4836 or by writing to P.O. Box 219348, Kansas City, Missouri 64121-9348, or by e-mailing contactus@thriventfunds.com. You may obtain copies of the Target Fund’s prospectus, related statement of additional information, and most recent Form N-CSR filing without charge by contacting the Target Fund at 800-847-4836, by visiting thriventfunds.com or on the EDGAR Database by visiting the SEC’s website at https://www.sec.gov, by writing to P.O. Box 219348, Kansas City, Missouri 64121-9348, or by emailing contactus@thriventfund.com. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Acquiring Fund’s Prospectus (enclosed) and the Plan (which has been filed as an exhibit to the Acquiring Fund’s Registration Statement on Form N-14 of which this Prospectus/Proxy Statement is a part).

Why am I receiving a combined Prospectus/Proxy Statement?

You are receiving a combined Prospectus/Proxy Statement because you own shares of the Target Fund. It is proposed that, subject to shareholder approval, the Target Fund, which is currently operated as a mutual fund, will be converted into an ETF through the Reorganization with and into the Acquiring Fund. The Acquiring Fund is a newly organized series of the ETF Trust and currently has no assets or liabilities. The Acquiring Fund was created specifically in connection with the Reorganization for the purpose of acquiring the assets and assuming the liabilities of the Target Fund and will not commence operations until the closing date of the Reorganization. It is not anticipated that the holdings of the Target Fund will be repositioned in connection with the Reorganization.

Subject to shareholder approval, the Reorganization will be accomplished in accordance with the Plan between the Mutual Fund Trust, on behalf of the Target Fund, the ETF Trust, on behalf of the Acquiring Fund, and Thrivent Asset Management, LLC (the “Adviser”) (solely with respect to Section 9.2 of the Plan). Among other things, the Plan provides for: (1) the acquisition of the assets and the assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund (“Acquiring Fund Shares”); (2) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Target Fund, and (3) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in the Plan.

As a shareholder of the Target Fund, you are entitled to one vote for each share of the Target Fund (and a proportionate vote for each fractional share) that you own on March 27, 2026. Information about how you can vote on the Reorganization of the Target Fund is contained in the accompanying materials. Your vote is very important, regardless of the number of Target Fund shares that you hold.

What are some features of ETFs that differ from mutual funds?

The following are some unique features of ETFs that differ from mutual funds:

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Sales of ETF Shares on an Exchange throughout the Day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated net asset value (“NAV”) per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. The market price of the ETF may be higher or lower than the then-current pro rata value of the ETF’s net assets and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

•

Sales only through a Broker. While a mutual fund’s shares may be directly purchased or redeemed from the fund at NAV, individual shares of ETFs, like the Acquiring Fund, may only be purchased and sold on a stock exchange through a broker at market prices. Shares of the Acquiring Fund may be purchased or redeemed directly from the Acquiring Fund only in large blocks of shares (“Creation Units”), and only an authorized participant (“Authorized Participant”) may engage in purchase or redemption transactions directly with the Acquiring Fund. Once created, shares of the Acquiring Fund may be purchased and sold through a broker at market prices. When buying and selling shares through

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a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF may trade at a price less than (discount) or greater than (premium) the then-current pro rata value of the Acquiring Fund’s net assets. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors.

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Tax Efficiency. In a mutual fund, when portfolio securities are sold, including in order to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, many ETFs create and redeem their shares in kind. ETFs typically do not recognize capital gains on in-kind distributions in redemption of their shares, which enables them to distribute appreciated securities to redeeming shareholders without recognizing gain on those securities. Thus, an ETF’s in-kind redemptions generally do not result in taxable distributions for its non-redeeming shareholders. Instead, non-redeeming ETF shareholders in an ETF that creates and redeems its shares in kind may recognize capital gains with respect to their ETF shares when they sell their ETF shares. The Acquiring Fund will issue and redeem shares at NAV only with Authorized Participants and only in Creation Units. Creation Units are issued and redeemed for cash and/or in-kind for securities.

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Transparency. Currently, the Target Fund only provides periodic disclosure of its complete portfolio holdings (typically monthly on a 60-day lag). The Acquiring Fund will be a transparent ETF that operates with full transparency for its portfolio holdings. Following the Reorganization, the Acquiring Fund, like other transparent ETFs, will make its portfolio holdings public each day. This holdings information, along with other information about the Acquiring Fund, will be available on the Acquiring Fund’s website at thriventETFs.com/ individual.

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Single Share Class. A mutual fund, like the Target Fund, may offer multiple share classes with different sales charges, expenses, and/or minimum investments. The Acquiring Fund does not issue multiple classes of shares.

In addition, the Acquiring Fund is subject to certain risks unique to operating as an ETF. For more information, see “Are there any differences in risks between the Target Fund and the Acquiring Fund?” below.

What is the Target Fund Board’s recommendation regarding the Reorganization?

The Board of Trustees of each of the Mutual Fund Trust and the ETF Trust (the “Board”) approved the Reorganization because it believes that it is in the best interests of the Target Fund and the Acquiring Fund. The Target Fund Board unanimously recommends that you vote FOR the Reorganization. At a meeting held on February 24, 2026, the Board carefully reviewed the terms of the Reorganization and, upon the recommendation of the Adviser, unanimously approved the Plan. The Board of the Mutual Fund Trust also voted to recommend that shareholders of the Target Fund vote to approve the Reorganization. For the reasons set forth in the “REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS” section of this Prospectus/Proxy Statement, the Board, including the Trustees who are not “interested persons” as defined in the 1940 Act of the Mutual Fund Trust and the ETF Trust, have determined that participation in the Reorganization is in the best interests of the Target Fund and the Acquiring Fund. In making this determination, the Board also considered that no dilution in value would result to the shareholders of the Target Fund or the shareholders of the Acquiring Fund as a result of the Reorganization.

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What will happen if shareholders approve the Reorganization?

If the Target Fund’s shareholders vote to approve the Reorganization and the closing conditions of the Reorganization under the Plan are satisfied or waived, then shareholders of the Target Fund will become shareholders of the Acquiring Fund on or about June 12, 2026 and will no longer be shareholders of the Target Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with an equivalent aggregate NAV of the Acquiring Fund. Because Target Fund’s shares are only offered to the series of Thrivent Mutual Funds and Thrivent Series Fund, Inc. and Thrivent Financial for Lutherans entities that are managed by the Adviser or its affiliates, it is expected that the Target Fund’s shareholders will vote to approve the Reorganization.

In particular, the Plan provides that (1) the assets of the Target Fund will be acquired by the Acquiring Fund and the liabilities of the Target Fund will be assumed by the Acquiring Fund in exchange for Acquiring Fund Shares of equal value to the net assets of the Target Fund being acquired; and (2) the Acquiring Fund Shares received by the Target Fund in the exchange will then be distributed pro rata to shareholders of the Target Fund. After the Acquiring Fund Shares are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated. Prior to the closing of the Reorganization, the Target Fund shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund’s transfer agent.

How will the Reorganization affect me as a shareholder?

If the Reorganization is completed, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. Upon completion of the Reorganization, Target Fund shareholders will own shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that were owned when the Reorganization happened. Shares of the Acquiring Fund will be transferred to a shareholder’s brokerage account. For Target Fund shareholders that hold Target Fund shares through accounts that are not permitted to hold the Acquiring Fund’s shares, the Acquiring Fund shares may be held by a transfer agent of the Acquiring Fund as agent for and for the account and benefit of the Target Fund shareholders pending delivery of information with respect to an account that is permitted to hold the Acquiring Fund’s shares or, if any Target Fund shareholder does not deliver information with respect to an account that is permitted to hold the Acquiring Fund’s shares within one year, the Acquiring Fund Shares will be liquidated and proceeds sent to the Target Fund shareholders. For Target Fund shareholders who hold shares of the Target Fund through a fund direct individual retirement account and do not take action prior to the Reorganization, such Target Fund shares will be exchanged for Class S shares of the Thrivent Money Market Fund equal in value to the NAV of such Target Fund shares. For more information about the brokerage account needed to hold shares of the Acquiring Fund, see “What do I need to do to prepare for the Reorganization?” below. Shares of the Acquiring Fund are not issued in fractional shares. As a result, the Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization. Such redemption will result in a cash payment, which will be a taxable sale of shares and could result in the recognition of a gain or loss for tax purposes for shareholders who hold fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of the redemption of fractional shares.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on The Nasdaq Stock Market LLC (“Nasdaq”), other national securities exchanges, electronic crossing networks and other alternative trading systems. Should a former Target Fund shareholder decide to purchase or sell shares in the Acquiring Fund after the Reorganization, the shareholder will need to place a trade through a broker who will execute the trade on an exchange at prevailing market prices. Because Acquiring Fund Shares trade at market prices rather than at NAV, Acquiring Fund Shares may trade at a price less than (discount) or greater than (premium) the then-current pro rata value of the Acquiring Fund’s net assets. As with all ETFs, your broker may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees (NTF) on

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many platforms. In addition, it is the ETF Trust’s understanding that the brokerage account statements that Acquiring Fund shareholders will receive from financial intermediaries following the Reorganization will provide information on the market price of the Acquiring Fund’s shares and not the NAV per share of the Acquiring Fund as would be the case for a mutual fund.

Will the Reorganization affect the way my investments are managed?

Generally, no. The Acquiring Fund will be managed using an investment objective that is identical, and principal investment strategies that are substantially identical, to that of the Target Fund. Under normal circumstances, the Target Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Acquiring Fund’s principal investment strategies will differ in that the Acquiring Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large-capitalization companies. For more information with respect to each Fund’s investment strategies, see the section titled: “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS – Are there any significant differences between the investment objectives, policies and strategies of the Funds?”

Thrivent Asset Management, LLC (the “Adviser”) is the investment adviser to the Target Fund and the Acquiring Fund. Three of the four individuals responsible for the day-to-day portfolio management of the Target Fund as of the date of the combined Prospectus/Proxy Statement will be responsible for the day-to-day portfolio management of the Acquiring Fund.

For a more complete discussion, see the section titled: “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS – Are there any significant differences between the investment objectives, policies and strategies of the Funds?” and “How do the principal investment risks of the Funds compare?” and “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES,

POLICIES AND RISKS – How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?”

Are there any differences in risks between the Target Fund and the Acquiring Fund?

Nearly all of the risks associated with owning shares of the Acquiring Fund are the same as the risks associated with owning shares of the Target Fund. However, there are certain differences, as the Acquiring Fund focuses on large-capitalization companies and therefore is not subject to Mid Cap Risk or Small Cap Risk, but is subject to risks related to its recent organization and ETF structure.

For a more complete discussion of the risks of the Target Fund and the Acquiring Fund, see the section titled: “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?” The risks of the Acquiring Fund are presented in Exhibit A.

How do the total expenses of the Acquiring Fund compare to the total expenses of the Target Fund?

The Target Fund’s shares are only offered to the series of Thrivent Mutual Funds and Thrivent Series Fund, Inc. and Thrivent Financial for Lutherans entities that are managed by the Adviser or its affiliates. The Target Fund’s shares are not subject to any management fees or distribution and shareholder service (12b-1) fees. The Acquiring Fund Shares will be listed for trading, and trade throughout the day, on Nasdaq and are subject to

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management fees. The Acquiring Fund will be subject to a management fee but no distribution and shareholder service (12b-1) fees. The Acquiring Fund employs a unitary fee structure pursuant to which the Adviser is paid a management fee and, in exchange therefore, agrees to bear substantially all ordinary operating expenses of the Acquiring Fund, subject to certain exceptions. Following the Reorganization, the total annual fund operating expenses of the Acquiring Fund will be higher than those of the Target Fund. The Acquiring Fund’s unitary management fee includes substantially all ordinary operating expenses of the Acquiring Fund.

For a more detailed comparison of the Funds’ fees and expenses, see the sections titled “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS – What are the Funds’ investment management fee rates?” and “What are the fees and expenses of each Fund and what might they be after the Reorganization?” For more information about the Board’s recommendation regarding the Reorganization, please see the “REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS” section.

Who will pay the costs in connection with the Reorganization?

The Adviser will bear all of the expenses relating to the Reorganization, except that (i) the Target Fund will bear the expenses of legal counsel to the Trustees of the Target Fund who are not “interested persons” of the Target Fund as defined in the 1940 Act, and (ii) the Target Fund will bear any transaction costs incurred by the Target Fund related to the disposition and acquisition of assets as part of the Reorganization. The Target Fund is not expected to bear any such costs in connection with the Reorganization. The Adviser will bear the other costs of the Reorganization whether or not the Reorganization is approved.

What are the federal income tax consequences of the Reorganization?

The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) and generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders. However, immediately prior to the Reorganization, shareholders will receive cash compensation for any fractional shares of the Target Fund that they hold. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

Additionally, prior to the closing of the Reorganization, the Target Fund will declare and pay a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income, net tax-exempt income, if any, and net realized capital gains, if any, estimated through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will generally be taxable to shareholders that hold their shares in a taxable account. Such distributions may include distributions taxable as ordinary income or as long-term capital gains.

As a condition of the closing of the Reorganization and assuming the parties comply with the terms of the Plan, the Mutual Fund Trust and the ETF Trust will receive an opinion of counsel regarding the federal income tax consequences of the Reorganization. Shareholders should consult their tax advisers about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Prospectus/Proxy Statement relates only to the federal income tax consequences of the Reorganization. For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION.”

What is the anticipated timing of the Reorganization?

The Meeting is scheduled to occur on May 14, 2026. If the necessary approvals are obtained and all other closing conditions of the Reorganization under the Plan are satisfied or waived, the Reorganization is currently expected to be completed on or about June 12, 2026.

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What happens if the Reorganization is not approved?

The Reorganization will not be consummated unless it is approved by shareholders of the Target Fund. If the Reorganization is not approved by the Target Fund’s shareholders or does not close for any reason, such shareholders will remain shareholders of the Target Fund, and the Target Fund will continue to operate. The Target Fund Board then will consider such other actions as it deems necessary or appropriate for the Target Fund, which may include liquidating the Target Fund.

What do I need to do to prepare for the Reorganization?

It is important for you to determine whether you hold your shares of the Target Fund in the type of account that can accommodate the ETF shares that will be received in the Reorganization. If you hold your shares of the Target Fund in an account directly with the Target Fund at the Target Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares if the Reorganization is approved and you wish to transact in shares of the Acquiring Fund. You can contact your financial advisor or other financial intermediary for further information. You also may contact the Target Fund and Acquiring Fund at 800-847-4836.

What will happen if I don’t have a brokerage account that can hold ETF shares at the time of the Reorganization?

If your shares are held in an account that cannot accept ETF shares at the time of the Reorganization, the Acquiring Fund Shares received by you in the Reorganization may be held by a stock transfer agent pending delivery of information with respect to an account that can accept ETF shares or, if such information is not delivered within a year, the Acquiring Fund Shares will be converted to cash and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Fund Shares to cash may be subject to fees and expenses and will be a taxable event for shareholders who hold their shares in a taxable account. For Target Fund shareholders who hold shares of the Target Fund through a fund direct individual retirement account and do not take action prior to the Reorganization, such Target Fund shares will be exchanged for Class S shares of the Thrivent Money Market Fund equal in value to the NAV of such Target Fund shares. Different tax considerations apply to you if you hold your shares of the Target Fund through a fund direct individual retirement account and exchange your Target Fund shares for Class S shares of the Thrivent Money Market Fund. If you think you don’t have a brokerage account that can accept the Acquiring Fund Shares you receive in the Reorganization, you may contact Thrivent by calling 800-847-4836.

Are there other circumstances where a Target Fund shareholder will not be able to hold ETF shares?

Omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem the Target Fund’s shares prior to the Reorganization.

What if the Reorganization is approved by shareholders and I don’t want to hold ETF shares?

If the Reorganization is approved and you do not want to receive ETF shares in connection with the Reorganization, you may redeem your shares of the Target Fund prior to the Reorganization. If a Target Fund shareholder redeems his or her shares and such shares are held in a taxable account, the shareholder will recognize a taxable gain or loss based on the difference between the redeeming shareholder’s tax basis in the shares and the amount that the redeeming shareholder receives for them.

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How will shareholder voting be handled?

Shareholders who own shares of the Target Fund at the close of business on March 27, 2026 (the “Record Date”), will be entitled to vote at the Meeting, and will be entitled to one vote for each share they own (and a proportionate vote for each fractional share). Approval of the Reorganization by the Target Fund requires the affirmative vote of the holders of a majority of the outstanding voting securities of the Target Fund (as defined in the 1940 Act). The 1940 Act defines “a majority of the outstanding voting securities” of the Target Fund as (a) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Target Fund, whichever is less. Sodali & Co Fund Solutions, LLC (the “Solicitor”) has been retained by the Target Fund to assist in the solicitation of proxies and collect and tabulate shareholder votes. The Solicitor is not affiliated with the Funds.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may cast your vote by completing, signing, and mailing the enclosed proxy card(s). The persons appointed as proxies will officially cast your votes on your behalf at the Meeting. You may also attend the Meeting and cast your vote at the Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “VOTING INFORMATION” section of this Prospectus/Proxy Statement.

Whom do I contact for further information?

If you have questions about voting, please call the Solicitor toll free at 888-857-1281, Monday through Friday from 10:00 a.m. to 11:00 p.m. ET.

THE TARGET FUND BOARD, ON BEHALF OF THE TARGET FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE REORGANIZATION.

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PROPOSAL: REORGANIZATION OF THRIVENT CORE INTERNATIONAL EQUITY FUND INTO THRIVENT INTERNATIONAL LARGE CAP ETF

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment objectives, policies and strategies of the Funds?

The Target Fund operates as a mutual fund, offering shares that are redeemable on each business day and daily liquidity. The Acquiring Fund operates as an ETF. As an ETF, the Acquiring Fund offers shares that are bought and sold on a national securities exchange, which gives investors the ability to buy their shares throughout the day at the current market price (which may be at a premium or discount to NAV). The Acquiring Fund, as an ETF, may present certain tax efficiencies for investors as compared to the Target Fund, as a mutual fund. For more details on tax considerations for an ETF, see the “COMPARISON OF OTHER KEY FEATURES OF THE FUNDS – What are other key features of the Funds?” section of this Prospectus/Proxy Statement.

The Acquiring Fund will be managed using an investment objective that is identical, and principal investment strategies that are substantially identical, to that of the Target Fund. The Target Fund’s and Acquiring Fund’s investment objective is to seek long-term capital appreciation. Each Fund’s investment objective may be changed by the Board without shareholder approval. Under normal circumstances, the Target Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Acquiring Fund’s principal investment strategies will differ in that the Acquiring Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large-capitalization companies.

Investment Strategies

The principal investment strategies of each Fund are as follows:

Target Fund	Acquiring Fund

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Generally, at least 65% of the Fund’s net assets will be invested in equity securities of issuers in international developed market countries. Developed market countries are countries covered by the MSCI World ex-USA Index – USD Net Returns, an international developed markets equity index. The Fund primarily invests in the common stocks of mid- and large-capitalization companies represented in its benchmark, but may also invest in small-capitalization companies. The Fund may invest in securities denominated in various currencies. The Fund may also pursue its investment strategy by investing in derivatives such as futures contracts to either hedge its exposure or gain exposure to certain investments. Should Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”) change the investments used for purposes of this 80% threshold, we will notify you at least 60 days prior to the change.

In buying and selling securities for the Fund, the Adviser uses an active strategy. This strategy consists of a disciplined approach that involves computer-aided,

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of large-capitalization companies. Generally, at least 65% of the Fund’s net assets will be invested in equity securities of issuers in international developed market countries. Developed market countries are countries covered by the MSCI World ex-USA Index – USD Net Returns, an international developed markets equity index. The Fund may also invest to a lesser extent in the common stocks of mid- and small-capitalization companies. The Fund defines large-cap companies as those with market capitalizations at or above the market capitalization of the smallest company represented in the MSCI EAFE Index(USD) (approximately $[ ] as of December 31, 2025), the Russell 1000 Index (approximately $[ ] as of December 31, 2025) or other widely-followed indices that represent all or a portion of the large cap equity segment of the securities market. The Fund may invest in securities denominated in various currencies. The Fund may also pursue its investment strategy by investing in derivatives such as futures

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Target Fund	Acquiring Fund
quantitative analysis of fundamental, technical and risk- related factors. The Adviser’s factor model (a method of analyzing and combining multiple data sources) systematically reviews thousands of stocks, using data such as historical earnings growth and expected future growth, valuation, price momentum, and other quantitative factors to forecast return potential. Then, risk characteristics of potential investments and covariation among securities are analyzed along with the return forecasts in determining the Fund’s holdings.

contracts to either hedge its exposure or gain exposure to certain investments. Should Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”) change the investments used for purposes of this 80% threshold, we will notify you at least 60 days prior to the change.

In buying and selling securities for the Fund, the Adviser uses an active strategy. This strategy consists of a disciplined approach that involves computer-aided, quantitative analysis of fundamental, technical and risk-related factors. The Adviser’s factor model (a method of analyzing and combining multiple data sources) systematically reviews thousands of stocks, using data such as historical earnings growth and expected future growth, valuation, price momentum, and other quantitative factors to forecast return potential. Then, risk characteristics of potential investments and covariation among securities are analyzed along with the return forecasts in determining the Fund’s holdings.

Further information about the Target Fund’s investment objectives and strategies is contained in the Prospectus and Statement of Additional Information of the Target Fund, which are on file with the SEC.

Investment Policies and Restrictions

The fundamental investment policies and the non-fundamental investment policies of the Target Fund and the Acquiring Fund are substantially identical, as described herein. The Funds’ fundamental investment policies and non-fundamental policies are set forth in Exhibit B. After the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Acquiring Fund. Fundamental investment policies may not be changed without shareholder approval. Non-fundamental policies may be changed without shareholder approval.

The Acquiring Fund and Target Fund have substantially identical fundamental investment policies to not make loans to any person, except in certain specified circumstances. The Acquiring Fund’s, but not the Target Fund’s, fundamental investment policy to not make loans to any persons specifies that the Acquiring Fund may participate in an interfund lending program with other registered investment companies. The Target Fund, but not the Acquiring Fund, has received an exemptive order from the SEC that allows the Target Fund, along with other portfolios managed by the Adviser, to engage in an interfund lending program.

The Acquiring Fund and Target Fund also have substantially identical fundamental investment policies to not concentrate investments in a particular industry or group of industries. The Acquiring Fund’s fundamental investment policy applies to “25% or more” of the Acquiring Fund’s total assets, whereas the Target Fund’s fundamental investment policy applies to “more than 25%” of the Target Fund’s total assets. The Target Fund, unlike the Acquiring Fund, has a non-fundamental investment policy that provides that its fundamental investment policy with respect to industry concentration is applied “at 25%” of the Target Fund’s total assets and not “more than 25%”.

How do the principal investment risks of the Funds compare?

Nearly all of the risks associated with an investment in the Target Fund and the Acquiring Fund are the same; however, unlike the Target Fund, the Acquiring Fund focuses on large-capitalization companies and therefore is not subject to Mid Cap Risk or Small Cap Risk. As a shareholder of the Acquiring Fund, you would instead be

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subject to risks related to the Acquiring Fund’s ETF structure. The following chart identifies the principal risks associated with each Fund. The chart is only a summary and you should carefully review the full narrative description of each of the principal risks of the Acquiring Fund as set forth in Exhibit A.

Principal Risks	Target Fund	Acquiring Fund
Equity Security Risk	x	x
Foreign Securities Risk	x	x
Quantitative Investing Risk	x	x
Derivatives Risk	x	x
Foreign Currency Risk	x	x
Investment Adviser Risk	x	x
Issuer Risk	x	x
Large Cap Risk	x	x
Market Risk	x	x
Mid Cap Risk	x
Regional Risk	x	x
Small Cap Risk	x
ETF Structure Risks		x
New and Smaller Sized Fund Risk		x

Who manages the Funds?

The Target Fund is a series of the Mutual Fund Trust. The Acquiring Fund is a series of the ETF Trust. The Mutual Fund Trust and the ETF Trust are governed by a Board of Trustees with the same composition, which is responsible for overseeing all business activities of the Funds.

Investment Adviser of the Funds. Thrivent Asset Management, LLC, the Target Fund and Acquiring Fund’s investment adviser, is headquartered at 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3211. The Adviser had approximately $37.2 billion in assets under management as of December 31, 2025. Thrivent Asset Management, LLC is an indirect wholly owned subsidiary of Thrivent Financial for Lutherans (“Thrivent”). Thrivent and its affiliates have been in the investment advisory business since 1986 and had approximately $205.3 billion in assets under management as of December 31, 2025. The Adviser provides investment research and supervision of the assets for the Funds.

Portfolio Management. Three of the four individuals responsible for the day-to-day portfolio management of the Target Fund will be responsible for the day-to-day portfolio management of the Acquiring Fund.

Noah J. Monsen, CFA, Senior Portfolio Manager, Jing Wang, CFA, Senior Portfolio Manager, and Shu Guo, Senior Portfolio Manager are jointly and primarily responsible for the day-to-day management of each of the Target Fund and Acquiring Fund. Mr. Monsen has been an industry professional since 2008 and joined Thrivent in 2000. Mr. Wang has been an industry professional since 2008 and joined Thrivent in 2019. Mr. Guo has been an industry professional since 2011. Prior to joining Thrivent in 2022, Mr. Guo was at Pine River Capital Management from 2011 to 2022.

Mr. Monsen has been a portfolio manager of the Target Fund since November 2017, and Mr. Wang and Mr. Guo have each been portfolio managers of the Target Fund since February 2024. All three individuals have been portfolio managers of the Acquiring Fund since its inception.

Brian W. Bomgren, CQF, Senior Portfolio Manager, is a portfolio manager of the Target Fund. He will not be a portfolio manager of the Acquiring Fund. Mr. Bomgren has been an industry professional since 2006, joined Thrivent in 2006 and has been a portfolio manager of the Target Fund since November 2017.

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The Statement of Additional Information for the Target Fund dated February 27, 2026, as supplemented (the “Target Fund SAI”) and the Statement of Additional Information for the Acquiring Fund dated [ ], 2026 (the “Acquiring Fund SAI”), provide additional information about the portfolio manager’s compensation, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities in the Funds. For information on how to obtain a copy of the Target Fund SAI and the Acquiring Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

What are the Funds’ investment management fee rates?

The Mutual Fund Trust, on behalf of the Target Fund, and the Adviser have entered into an Investment Advisory Agreement, as amended, under the terms of which the Adviser provides investment advisory services to the Target Fund and does not charge the Target Fund a fee for such services.

For the Adviser’s services to the Acquiring Fund, the Acquiring Fund has agreed to pay a management fee at an annual rate of 0.52% of average daily net assets of the Acquiring Fund. The advisory agreement provides that the Adviser provides overall investment supervision of the assets of the Acquiring Fund. The Adviser furnishes and pays for all office space and facilities, equipment and clerical personnel necessary for carrying out the Adviser’s duties under the advisory agreement. The Adviser also pays all compensation of Trustees, officers and employees of the ETF Trust who are the Adviser’s affiliated persons. All ordinary operating expenses of the Acquiring Fund are paid by the Adviser under the advisory agreement, unless expressly assumed by the Acquiring Fund. Such costs and expenses paid by the Acquiring Fund under the advisory agreement include: (a) advisory fees; (b) expenses that the ETF Trust agrees to bear in any distribution agreement or in any plan adopted by the ETF Trust pursuant to Rule 12b-1 under the 1940 Act; (c) interest expense or other costs of the Acquiring Fund’s borrowing(s) or financing activities; (d) taxes and governmental fees; (e) acquired fund fees and expenses; (f) broker’s commissions and any other transaction- or investment-related expenses incurred by the Acquiring Fund; (g) costs related to meetings of shareholders; (h) litigation expenses, (i) indemnification expenses, (j) fees or expenses payable or other costs incurred in connection with securities lending, (k) expenses which are capitalized in accordance with generally accepted accounting principles, (l) extraordinary expenses, and (m) such other expenses as approved by a majority of the Board. Following the Reorganization, the total annual fund operating expenses of the Acquiring Fund will be higher than those of the Target Fund.

For the fiscal year ended October 31, 2025, no amount was required to be paid by the Target Fund to the Adviser for the Adviser’s investment advisory and management services provided. Because the Acquiring Fund has not yet commenced operations, no management fees have been paid to the Adviser.

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The tables show the pro forma expenses of the combined Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of October 31, 2025, as if the Reorganization had taken place on November 1, 2024. The fee tables do not reflect the costs associated with the Reorganization. Only pro forma combined fees and expenses information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed.

The Target Fund’s shares are only offered to the series of Thrivent Mutual Funds and Thrivent Series Fund, Inc. and Thrivent Financial for Lutherans entities that are managed by the Adviser or its affiliates. As shown below, the Target Fund’s shares are not subject to any management fees or distribution and shareholder service (12b-1) fees. The Acquiring Fund Shares will be listed for trading, and trade throughout the day, on Nasdaq and are subject to management fees, also as shown below. Following the Reorganization, the total annual fund operating expenses of the Acquiring Fund will be higher than those of the Target Fund.

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Target Fund Shareholders will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from the closing of the Reorganization.

Shareholder Fees (fees paid directly from your investment) Target Fund – None.

Acquiring Fund (pro forma) – None.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

	Target Fund	Acquiring Fund (pro forma)
Management Fees	0.00%	0.52%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.08%	0.00	%(1)
Total Annual Fund Operating Expenses	0.08%	0.52%

(1)	“Other Expenses” is an estimate based on the expenses the Acquiring Fund expects to incur for its first full fiscal year.

Example

The example below is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund, both before and after the Reorganization. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund	$8	$26	$45	$103
Pro Forma – Acquiring Fund (assuming the Reorganization is completed)	$53	$167	$291	$653

How do the performance records of the Funds compare?

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and assume the liabilities of the Target Fund and continue the business of the Target Fund, except that the Acquiring Fund will operate as an ETF instead of a mutual fund. The Acquiring Fund will have no performance history prior to the Reorganization.

Subject to shareholder approval of the Reorganization, the Target Fund will be the “accounting survivor” after the Reorganization. This means that the Acquiring Fund will adopt the historical accounting records and performance of the Target Fund. The Target Fund’s past performance is not necessarily an indication of how the Acquiring Fund will perform in the future.

The following bar chart and table beneath it provide some indication of the risks of investing in the Target Fund. The bar chart shows the Target Fund’s performance from year to year. The table shows how the Target Fund’s average annual returns for the indicated periods compare with those of an appropriate broad-based securities market index that represents the overall domestic equity market and more narrowly based indices that reflect the market segments in which the Target Fund invests. The bar chart and table include the effects of Target Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using

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the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Target Fund shares through tax-advantaged arrangements such as individual retirement accounts.

The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Target Fund’s website at thriventfunds.com or by calling 800-847-4836.

The Target Fund compares its performance to the MSCI All Country World Index ex-USA – USD Net Returns, an appropriate broad-based securities market index that represents the overall international equity market in which the Target Fund may invest. The MSCI All Country World Index ex-USA – USD Net Returns measures the performance of stock markets in developed and emerging markets countries throughout the world (excluding the U.S.) and reflects dividends reinvested after deducting applicable withholding taxes. The Target Fund also compares its performance to the MSCI EAFE Index – USD Net Returns, which more closely reflects the market segments in which the Target Fund invests.

The Acquiring Fund will use the same primary benchmark that the Target Fund uses. The Acquiring Fund will use the same secondary benchmarks that the Target Fund uses.

Best Quarter:	Q4 2022 +15.67%
Worst Quarter:	Q1 2020 (23.79)%

Average Annual Total Returns

(Periods Ending December 31, 2025)

	1 Year	5 Years	Since Inception 11/14/2017
Fund (before taxes)	30.69%	9.43%	6.71%
Fund (after taxes on distributions)	27.78%	8.09%	5.58%
Fund (after taxes on distributions and redemptions)	19.68%	7.13%	5.03%
MSCI All Country World Index ex-USA - USD Net Returns (reflects no deduction for fees, expenses or taxes)	32.39%	7.91%	7.11%
MSCI EAFE Index - USD Net Returns (reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	7.49%

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How do the Funds’ portfolio turnover rates compare?

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because the Acquiring Fund has not yet commenced operations, no portfolio turnover rate is available for the Acquiring Fund.

During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Where can I find more financial and performance information about the Target Fund?

Attached as Exhibit C below are the financial highlights tables of the Target Fund. Additional information is available in the Target Fund’s Prospectus, Statement of Additional Information, and the most recent Form N-CSR filing, as applicable. Because the Acquiring Fund has not yet commenced operations, Form N-CSR and Form-NCSRS filings for the Acquiring Fund are not available.

The Target Fund’s Prospectus is incorporated herein by reference and is legally deemed to be part of this combined Prospectus/Proxy Statement. The Target Fund’s Statement of Additional Information is also incorporated herein by reference.

The Acquiring Fund’s Statement of Additional Information is provided in Part B to this Prospectus/Proxy Statement and is legally deemed to be part of this combined Prospectus/Proxy Statement.

Each of these documents has been filed with the SEC and is available, free of charge, by (i) calling toll-free at 800-847-4836, (ii) accessing the documents at the Funds’ website at thriventfunds.com, (iii) writing to the Funds at P.O. Box 219348, Kansas City, Missouri 64121-9348, or (iv) e-mailing the Funds at contactus@thriventfunds.com. In addition, these documents may be obtained from the EDGAR database by visiting the SEC’s website at https://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

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COMPARISON OF OTHER KEY FEATURES OF THE FUNDS

What are the purchase and sale procedures of the Target Fund and Acquiring Fund?

The Target Fund and the Acquiring Fund have different procedures for purchasing, exchanging, and redeeming shares, which are summarized below.

Target Fund

The price of the Target Fund’s shares is based on the Target Fund’s NAV. The Target Fund generally determines its NAV once daily at the close of regular trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. For more information, see the “Pricing Fund Shares” section of the Target Fund’s Prospectus.

Thrivent Financial Investor Services Inc. (“TFISI”) will process shareholder purchase orders accepted by the Target Fund. Shares of the Target Fund may be redeemed on days on which the NYSE is open for business at NAV of the Target Fund next determined after the redemption request is communicated to the Mutual Fund Trust and determined to be in good order. TFISI, as transfer agent, will process shareholder redemptions accepted by the Target Fund. For more information, see the “Redeeming Shares” section of the Target Fund’s Prospectus.

Shares of the Target Fund are offered to the series of Thrivent Mutual Funds and Thrivent Series Fund, Inc. and Thrivent Financial for Lutherans entities that are managed by the Adviser or its affiliates. Shares of the Target Fund are not subject to a sales load or redemption fee, and assets of the Funds are not subject to a Rule 12b-1 fee. There are no minimum initial or subsequent investment requirements to invest in the Fund. For more information, see the “Purchase, Redemption and Pricing of Shares” section of the Target Fund’s SAI.

Acquiring Fund

Shares of the Acquiring Fund are also sold without a sales charge. Because the Acquiring Fund is an ETF, however, it issues and redeems shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”). Only authorized participants (“Authorized Participants”) may engage in purchase or redemption transactions directly with the Acquiring Fund. The NAV of Acquiring Fund Shares, similar to the NAV of Target Fund shares, is determined at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares of the Acquiring Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Acquiring Fund (bid) and the lowest price a seller is willing to accept for shares of the Acquiring Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Shares of the Acquiring Fund are listed for trading on the Nasdaq. Acquiring Fund Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares at their market price, and shares typically trade in blocks smaller than a Creation Unit. There is no minimum investment required. Acquiring Fund Shares may only be purchased and sold on the secondary market when the Nasdaq is open for trading.

When buying or selling Acquiring Fund Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Authorized Participants may acquire Acquiring Fund Shares directly from the Acquiring Fund, and Authorized Participants may tender their Acquiring Fund Shares for redemption directly to the Acquiring Fund, at NAV per share only in large blocks of shares, or Creation Units, expected to be 10,000 shares. Purchases and redemptions directly with the Acquiring Fund must follow the Acquiring Fund’s procedures, which are described in the Acquiring Fund’s Statement of Additional Information. The Acquiring Fund does not have exchange privileges. Additional information and

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specific instructions explaining how to buy shares of the Acquiring Fund are outlined in the Acquiring Fund’s Prospectus under the heading “Purchase and Sale of Fund Shares” and “How to Buy and Sell Shares.”

What are the distribution arrangements for the Target Fund and Acquiring Fund?

Target Fund

The Target Fund’s principal underwriter and distributor, Thrivent Distributors, LLC (“Thrivent Distributors”), is a Delaware limited liability company organized in 2015. Thrivent Distributors is an indirect wholly owned subsidiary of Thrivent Financial for Lutherans and is located at 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3211. Under a Distribution Agreement between the Mutual Fund Trust and Thrivent Distributors (the “Distribution Agreement”), Thrivent Distributors sells shares of the Target Fund as agent for the Mutual Fund Trust. The Distribution Agreement continues in effect from year to year so long as its continuance is approved at least annually by the Board of Mutual Fund Trust, including a majority of the independent trustees. Thrivent Distributors does not receive underwriting commissions from the Mutual Fund Trust. Assets of the Target Fund are not subject to a Rule 12b-1 fee.

Acquiring Fund

ALPS Distributors, Inc. (the “Acquiring Fund Distributor”) or its agent distributes Creation Units for the Acquiring Fund on an agency basis. The Acquiring Fund Distributor does not maintain a secondary market in shares of the Acquiring Fund.

The ETF Trust has entered into a Distribution Agreement with the Acquiring Fund Distributor (“Acquiring Fund Distribution Agreement”), under which the Acquiring Fund Distributor, as agent, reviews and approves orders by authorized participants to create and redeem Acquiring Fund shares in Creation Units. The Acquiring Fund Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA. No compensation is payable by the ETF Trust to the Acquiring Fund Distributor for distribution services. However, the Adviser has entered into an agreement with the Acquiring Fund Distributor under which it makes payments to the Acquiring Fund Distributor in consideration for its services under the Acquiring Fund Distribution Agreement. The payments made by the Adviser to the Acquiring Fund Distributor do not represent an additional expense to the ETF Trust or its shareholders.

The Acquiring Fund Distributor may also enter into agreements with securities dealers (“Dealers”) who will assist in the distribution of Acquiring Fund Shares. The Acquiring Fund Distributor will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an authorized participant or DTC participants.

The Board of the ETF Trust has approved, and the Acquiring Fund has adopted, a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Acquiring Fund is authorized to pay distribution fees to the Acquiring Fund Distributor and other firms that provide distribution and shareholder services (the “Service Providers”). If a Service Provider provides such services, the Acquiring Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. No distribution or service fees are currently paid by the Acquiring Fund, however, and there are no current plans to impose these fees. Future payments may be made under the Plan without any further shareholder approval. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Acquiring Fund.

What are other key features of the Funds?

Other Service Providers

Target Fund. Thrivent Asset Management, LLC, 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-321, provides both administrative and accounting services to the Target Fund under an Administrative Services Agreement. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for the Mutual Fund Trust. Thrivent Financial Investor Services Inc., 901 Marquette Avenue,

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Suite 2500, Minneapolis, Minnesota 55402-3211, provides transfer agency and dividend payment services necessary to the Mutual Fund Trust on a per-fund basis. PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402, serves as the Mutual Fund Trust’s independent registered public accounting firm.

Acquiring Fund. State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the Acquiring Fund’s administrator, transfer agent and custodian, and performs certain accounting and administrative services for the Acquiring Fund. PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402, serves as the Acquiring Fund’s independent registered public accounting firm.

Fiscal Years

The fiscal/tax year end of the Target Fund is October 31. The fiscal/tax year end for the Acquiring Fund will be September 30.

Dividends and Distributions

Target Fund. Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains, if any, received by the Target Fund. Income dividends of the Target Fund, if any, are generally declared and paid annually. Capital gains distributions, if any, usually are declared and paid in December for the prior twelve-month period ending October 31. The Target Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you will be taxed upon withdrawal from such account).

Acquiring Fund. Income dividends of the Acquiring Fund, if any, will generally be declared and paid annually. Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains, if any, received by the Acquiring Fund. Capital gains distributions, if any, usually will be declared and paid in December. The Acquiring Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you will be taxed upon withdrawal from such account).

Tax

The Target Fund and Acquiring Fund intend to maintain the required level of diversification and otherwise conduct their operations so as to qualify as regulated investment companies within the meaning of the Code. The Acquiring Fund, as an ETF, may present certain tax efficiencies for investors as compared to the Target Fund, as a mutual fund. ETFs typically redeem their shares with in-kind distributions of assets, and they typically do not recognize capital gain on the in-kind redemption of their shares. The Acquiring Fund will typically create and redeem Creation Units on an in-kind basis, thereby minimizing the Acquiring Fund’s recognition of gain with respect to any appreciated securities it redeems in kind. In contrast, when portfolio securities are sold within the Target Fund, the sale can cause the recognition of capital gains within such Target Fund that generally would cause a taxable distribution to all of its shareholders—even if the shareholders may have an unrealized loss on their overall investment in the Target Fund. As a result, shareholders of the Acquiring Fund may pay less in taxes while they hold shares of the Acquiring Fund than they would if they held similar investments in the Target Fund.

The Target Fund and Acquiring Fund intend to make distributions that may be taxed as ordinary income or capital gains. In general, any net investment income and short-term capital gain distributions you receive from a Fund are taxable as ordinary income. To the extent the Target Fund or Acquiring Fund receives and distributes

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qualified dividend income, you may be eligible for a tax rate lower than that on other ordinary income distributions, if certain requirements are met. Distributions of net capital gains by the Target Fund or Acquiring Fund are generally taxable as capital gains—in most cases, at lower rates from those that apply to ordinary income. In addition, there is a possibility that some of the distributions of a Fund may be classified as return of capital. For more information about the tax implications of investments in the Funds, see the Target Fund Prospectus under the heading “Distributions and Taxes,” and the Acquiring Fund’s Statement of Additional Information under the heading “Distributions and Taxes.”

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REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS

The Reorganization was reviewed and unanimously approved with respect to the Target Fund at a meeting of the Board on February 24, 2026 (the “Board Meeting”), with the advice and assistance of independent legal counsel to the Board. In connection with the Board Meeting, the Adviser provided detailed information, including written materials and oral presentations, analyses and other information to the Board regarding, among other things, the topics discussed below, and also responded to questions raised by the Board via a written questionnaire and during the meeting and previous meetings at which the Reorganization was discussed. The Adviser recommended that the Board approve the Reorganization because of, among other things, potential advantages that the Acquiring Fund, as an ETF, would provide compared to the Target Fund, a mutual fund, including, potentially, greater scale, longer-term viability, more efficient portfolio management, lower portfolio transaction costs and tax efficiency, the tax-free nature of the Reorganization, and the ability to retain the performance track record of the Target Fund. Other factors the Board considered in connection with the Reorganization, based on information from the Adviser, included the ability for shareholders to redeem their shares of the Target Fund prior to the Reorganization, the need for Target Fund shareholders to have a brokerage account, that there may be circumstances where a Target Fund shareholder may not be able to hold Acquiring Fund Shares, and that the Acquiring Fund will not issue any fractional shares.

The Board received from the Adviser written materials containing relevant information about the Acquiring Fund and the proposed Reorganization. The Board reviewed detailed information about: (1) the investment goal, strategies and policies of the Funds; (2) the portfolio management and other service providers of the Funds; (3) the similarity of the investment goals, policies, restrictions and investments of the Funds; (4) the current expense ratios of each Fund and the anticipated post-Reorganization expense ratio of the Acquiring Fund; (5) the costs of the Reorganization, including those to be borne by the Adviser; (6) operational considerations in conjunction with effecting the Reorganization, including the redemption of fractional shares prior to the Reorganization and the need for a brokerage account to hold Acquiring Fund Shares; (7) the federal income tax consequences of the Reorganization to the Target Fund’s shareholders; and (8) the general characteristics of the Funds.

The Board considered the potential benefits, risks and costs of the Reorganization to shareholders of the Target Fund. In approving the Reorganization, the Board considered the following factors:

Management of the Acquiring Fund. The Board considered the Adviser’s belief that it would be able to manage the Target Fund’s investment strategies at least as effectively in an ETF structure. The Board also considered that the Acquiring Fund will have an identical investment objective as the Target Fund, and substantially identical principal investment strategies, although the Acquiring Fund, unlike the Target Fund, will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large-capitalization companies.

Risks. Nearly all of the risks associated with owning shares of the Acquiring Fund are the same as the risks associated with owning shares of the Target Fund. However, there are certain differences, as the Acquiring Fund focuses on large-capitalization companies and therefore is not subject to Mid Cap Risk or Small Cap Risk, but is subject to risks related to its recent organization and ETF structure.

Costs of the Reorganization. The Board considered that the Adviser will bear all of the expenses relating to the Reorganization, except that (i) the Target Fund will bear the expenses of legal counsel to the trustees of the Target Fund who are not “interested persons” of the Target Fund as defined in the 1940 Act, and (ii) the Target Fund will bear any transaction costs incurred by the Target Fund related to the disposition and acquisition of assets as part of a Reorganization. The Target Fund is not expected to bear any such costs in connection with the Reorganization. The Board considered further that if the Reorganization is not consummated, the Adviser will pay for the other costs associated with the Reorganization.

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Nearly Identical Portfolio Management Team. The Adviser is the investment adviser to the Target Fund as well as to the Acquiring Fund. The Adviser does not anticipate that the Reorganization will result in any decline in the level of services from the level of services that historically have been provided to the Target Fund. Three of the four members of the Target Fund’s current portfolio management team will be responsible for the day-to-day portfolio management of the Acquiring Fund following the closing of the Reorganization.

ETFs Offer Certain Structural Advantages. The Adviser believes that converting the Target Fund into an ETF may provide certain structural advantages. The ETF structure offers potential benefits to shareholders including: (1) through the potential use of in-kind transactions in connection with creations and redemptions of Acquiring Fund Shares, which may contribute to lower portfolio transaction costs and greater tax efficiency; (2) less cash drag on performance because the Acquiring Fund is not required to buy back or redeem shares directly from retail shareholders and, as a result, portfolio managers do not have to maintain cash in order to provide liquidity for redemptions, and (3) more flexible trading of ETF shares because investors have the ability to buy or sell ETF shares throughout the day at the current market price.

ETF Tax Efficiency. The ETF structure presents certain tax efficiencies for investors compared to the traditional mutual fund structure. While the tax treatment of ETFs and mutual funds is the same, ETFs may acquire securities from and deliver securities to Authorized Participants in the creation and redemption process on an in-kind basis and avoid the realization of taxable capital gains within the ETF in such transactions. Accordingly, investors in an ETF frequently are only subject to capital gains taxes on their investment in the ETF when they sell their ETF shares. In contrast, when portfolio securities are sold within a mutual fund, the sale can cause the recognition of capital gains within the mutual fund that generally would cause a taxable distribution to all shareholders of the mutual fund—even if the shareholders may have an unrealized loss on their overall mutual fund investment. As a result, shareholders of the Acquiring Fund may pay less in taxes than they would if they held similar investments in the Target Fund, although no assurances can be given in this regard.

Ability to Redeem Shares of the Target Fund Prior to the Reorganization. Prior to the Reorganization, Target Fund shareholders who do not wish to invest in the Acquiring Fund may redeem their Target Fund shares without incurring a sales charge.

Tax-Free Nature. The Reorganization is anticipated to be treated as a tax-free reorganization for federal income tax purposes. Accordingly, it is expected that shareholders of the Target Fund will recognize no gains or losses on the exchange of their Target Fund shares for Acquiring Fund Shares, the Target Fund will recognize no gains or losses on the transfer of its assets to the Acquiring Fund, the Acquiring Fund will recognize no gain or loss on receipt of the assets of the Target Fund, and the Acquiring Fund will acquire the Target Fund’s assets with the same tax basis and tax holding periods such assets had in the Target Fund’s hands immediately prior to the Reorganization.

Transparency. While actively-managed mutual funds generally provide only periodic disclosure of their complete portfolio holdings (typically quarterly on a 60-day lag), transparent active (and index) ETFs operate with full, daily transparency of their portfolio holdings. This daily transparency allows for trading participants to manage their risk and more accurately price shares in the secondary market. It also offers financial advisors and their clients an understanding of their portfolio risk each day.

Ability to Retain Performance Track Record. The Acquiring Fund will be able to maintain the Target Fund’s performance track record, which will assist in marketing and distribution efforts. Following the Reorganization, the Target Fund would be the accounting survivor and the Acquiring Fund would assume the historical performance of the Target Fund.

Other factors the Board considered in connection with the Reorganization included:

Target Fund Shareholders’ Need for a Brokerage Account that May Hold ETF Shares. Shareholders of the Target Fund must have a brokerage account that is permitted to hold ETF shares in order to transact in Acquiring Fund

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Shares. Acquiring Fund shares may be held by a transfer agent of the Acquiring Fund for any Target Fund shareholder (other than those retirement plan and account shareholders identified below) who does not have an appropriate brokerage account at the time of the Reorganization pending delivery of information with respect to an appropriate brokerage account or, if any Target Fund shareholder does not deliver information with respect to an appropriate brokerage account within one year from the date of the Reorganization, such Acquiring Fund shares will be liquidated and the cash proceeds distributed to such Target Fund shareholder. For Target Fund shareholders who hold shares of the Target Fund through a fund direct individual retirement account and do not take action prior to the Reorganization, such Target Fund shares will be exchanged for Class S shares of the Thrivent Money Market Fund equal in value to the NAV of such Target Fund shares.

There May Be Circumstances Where a Target Fund Shareholder Will Not Be Able to Hold ETF Shares. Omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem their Target Fund shares prior to the Reorganization.

No Fractional Shares of the Acquiring Fund. The Acquiring Fund does not issue fractional shares so fractional shares of the Target Fund held by a shareholder immediately prior to the Reorganization will be redeemed at net asset value. The proceeds of this redemption will result in a cash payment to those shareholders who own fractional shares of the Target Fund, which is expected to be de minimis and will be a taxable event to such shareholders.

Based upon their evaluation of the relevant information presented to them, including the information and considerations described above but without identifying any single factor as all-important or controlling, and in light of their fiduciary duties under federal and state law, the Board, including all of the Independent Trustees, concluded that participation by the Target Fund in the Reorganization is in the best interests of the Target Fund, and that no dilution of value would result to the shareholders of the Target Fund from the Reorganization. The Board unanimously approved the Reorganization at the Board Meeting, and, on behalf of the Target Fund, unanimously recommended that shareholders of the Target Fund vote to approve the Reorganization.

The Board also reviewed the Reorganization with respect to the Acquiring Fund, with the advice and assistance of Fund counsel and independent legal counsel to the Independent Trustees. Following careful consideration, the Board determined that participation by the Acquiring Fund in the Reorganization was in the best interests of the Acquiring Fund.

FOR THE REASONS DISCUSSED ABOVE, THE TARGET FUND BOARD, ON BEHALF OF THE TARGET FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATION

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INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the Plan for more complete information about the Reorganization. The Plan has been filed as an exhibit to the Acquiring Fund’s Registration Statement on Form N-14 of which this Prospectus/Proxy Statement is a part.

How will the Reorganization be carried out?

If the shareholders of the Target Fund approve the Plan, the Reorganization will be completed after various conditions are satisfied, including the preparation of certain documents. If the shareholders of the Target Fund do not approve the Plan, the Reorganization of the Target Fund will not take place. The Target Fund will continue to operate as it currently does, and the Target Fund Board will consider such other actions as it deems necessary or appropriate.

If the Plan is approved by the Target Fund’s shareholders, any fractional shares held by Target Fund shareholders will be redeemed, and the Target Fund will distribute the redemption proceeds to those shareholders. The redemption of shareholders’ fractional shares will be a taxable event for such shareholders and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

On the closing date, which is scheduled to occur on or about June 12, 2026 (the “Closing Date”), but which may occur on such other date as the officers of the Target Fund and the Acquiring Fund may mutually agree, the Target Fund will transfer all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Fund’s assets), to the Acquiring Fund and the Acquiring Fund will assume all liabilities of the Target Fund. In exchange, the Acquiring Fund will issue the Acquiring Fund Shares that have an aggregate NAV equal to the dollar value of the net assets delivered to the Acquiring Fund by the Mutual Fund Trust, on behalf of the Target Fund. The Mutual Fund Trust, on behalf of the Target Fund, will distribute to shareholders the Acquiring Fund Shares it receives. Each shareholder of the Target Fund will receive Acquiring Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Target Fund (less the amount of cash in lieu of fractional shares, if any, received immediately prior to the Reorganization). The Target Fund will accept requests for redemptions only if received in proper form before the close of trading on the NYSE (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier), on the day before the Closing Date. Any shares not redeemed before such time will be exchanged for Acquiring Fund Shares on the Closing Date; and, after such time, Target Fund shareholders wishing to sell their Acquiring Fund Shares must do so on an exchange using their brokerage account. The Target Fund will then terminate its existence, liquidate, and dissolve.

The obligations under the Plan are subject to various conditions, including, but not limited to:

•

the Acquiring Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Proxy Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness thereof shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no investigation or proceeding for the issuance of such an order shall be pending or threatened on that date;

•	the shareholders of the Target Fund shall have approved the Reorganization of the Target Fund; and

•

the Mutual Fund Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, shall have received a tax opinion described further below, that the Reorganization is a “reorganization” within the meaning of Section 368(a) of the Code and generally is not expected to result in the recognition of gain or loss for federal income tax purposes for either the Target Fund, the Acquiring Fund or their shareholders.

The Mutual Fund Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, may terminate or abandon the Plan at any time before the Closing Date.

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Who will pay the expenses of the Reorganization?

The estimated cost of the Reorganization is expected to be approximately $276,137. The Adviser will bear all of the expenses relating to the Reorganization, except that (i) the Target Fund will bear the expenses of legal counsel to the Trustees of the Target Fund who are not “interested persons” of the Target Fund as defined in the 1940 Act, and (ii) the Target Fund will bear any transaction costs incurred by the Target Fund related to the disposition and acquisition of assets as part of the Reorganization. The Target Fund is not expected to bear any such costs in connection with the Reorganization. The Adviser will bear the other costs of the Reorganization whether or not the Reorganization is consummated.

What are the capitalizations of the Funds and what might the Acquiring Fund’s capitalization be after the Reorganization?

The following table sets forth as of March 31, 2026, the capitalizations of the Funds. The table also shows the pro forma capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization as of March 31, 2026. At the closing of the Reorganization, shareholders of the Target Fund will receive Acquiring Fund Shares (less the amount of cash in lieu of fractional shares, if any, received immediately prior to the Reorganization) based on the relative NAVs per share of the Funds on the Closing Date.

	Target Fund	Acquiring Fund(1)	Pro Forma Adjustment		Pro Forma – Acquiring Fund after Reorganization (estimated)
Net assets ($)	763,391,248	N/A	0	(2)	763,391,248
Total shares outstanding	60,560,467	N/A	(30,024,817)		30,535,650
Net asset value per share ($)(3)	12.61	N/A	12.39		25.00	(4)

(1)	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
(2)	Pro Forma Adjustments reflect the estimated costs of the Reorganization attributable to the Target Fund.
(3)	Per share amounts may not reconcile due to rounding of net assets and/or shares outstanding.
(4)	It is the Adviser’s intent for the Acquiring Fund to have a starting net asset value of approximately $25 per share.

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FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

As a condition to closing of the Reorganization, the Mutual Fund Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, will receive an opinion of Ropes & Gray LLP to the effect that for federal income tax purposes:

•

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund to the Target Fund shareholders;

•

The tax basis in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof;

•

The holding period in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will include the Target Fund’s holding period for such asset;

•

No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund as part of the Reorganization;

•

No gain or loss will be recognized by any Target Fund shareholders upon the exchange of their shares of the Target Fund for shares of the Acquiring Fund as part of the Reorganization (except with respect to cash received by such Target Fund shareholders in redemption of fractional shares prior to the Reorganization);

•

The aggregate tax basis of the shares of the Acquiring Fund each Target Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefore;

•

Each Target Fund shareholder’s holding period for the shares of the Acquiring Fund received in the Reorganization will include such Target Fund shareholder’s holding period for the shares of the Target Fund exchanged therefore, provided that such Target Fund shareholder held such shares of the Target Fund as capital assets on the date of the exchange; and

•

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The opinion will be based on the Plan, certain factual certifications made by officers of the Mutual Fund Trust and the ETF Trust, as applicable, and such other items as Ropes & Gray LLP deems necessary to render the opinion and will also be based on customary assumptions.

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Neither Fund has requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Reorganization. See “INFORMATION ABOUT THE FUNDS.”

Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Target Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Target Fund to offset its future realized capital gains, if any, for federal income tax purposes. The Reorganization is not expected to independently result in limitations on the Acquiring Fund’s ability to use any capital loss carryforwards of the Target Fund. However, the capital loss carryforwards may subsequently become subject to an annual limitation as a result of sales of Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization. As of March 31, 2026, the Target Fund had short-term capital loss carryforwards of $0 and long-term capital loss carryforwards of $0. Additionally, prior to the closing of the Reorganization, the Target Fund will declare and pay a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income, net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will generally be taxable to shareholders that hold their shares in a taxable account. Such distributions may include distributions taxable as ordinary income or as long-term capital gains.

State and Local Tax Considerations. Shareholders should consult their tax advisors about potential state and local tax considerations as a result of the Reorganization.

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INFORMATION ABOUT THE FUNDS

Information about the Target Fund is included in the Target Fund’s Prospectus. The Prospectus of the Target Fund is incorporated by reference into and is considered a part of this Prospectus/Proxy Statement. Additional information about the Target Fund is included in its Statement of Additional Information. The SAI relating to this Prospectus/Proxy Statement is also considered part of this Prospectus/Proxy Statement and is incorporated by reference into this Prospectus/Proxy Statement. Information about the Target Fund is also included in the Mutual Fund Trust’s Form N-CSR filing for the fiscal year ended October 31, 2025.

You may request a free copy of the Target Fund’s Prospectus and SAI, and the Mutual Fund Trust’s Form N-CSR filings, the SAI relating to this Prospectus/Information Statement, and other information by calling Thrivent Core Funds at 800-847-4836, by writing to Thrivent Core Funds at P.O. Box 219334, Kansas City, Missouri 64121-9334, or by e-mailing contactus@thriventfunds.com. These documents are also available, free of charge, at thriventfunds.com.

The Mutual Fund Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be viewed on the EDGAR database on the SEC’s Internet site at https://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

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FURTHER INFORMATION ABOUT THE FUNDS

The following is only a discussion of certain principal differences between the governing documents for Thrivent Core Funds, a Delaware statutory trust, and Thrivent ETF Trust, a Massachusetts business trust, and is not a complete description of the Mutual Fund Trust’s or the ETF Trust’s governing documents.

	Thrivent Core Funds	Thrivent ETF Trust
Shareholder Liability	Shares are deemed to be personal property giving shareholders only the rights provided in the Declaration of Trust. Every shareholder, by virtue of having acquired a share, is held expressly to have assented to and agreed to be bound by the terms of the Declaration of Trust and to have become a party thereto. No shareholder, as such, shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Mutual Fund Trust or any series. Shareholders, as such, shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit organized under the General Corporation Law of the State of Delaware. Every written obligation of the Mutual Fund Trust or any series is required to contain a statement to the effect that such obligation may only be enforced against the assets of the Mutual Fund Trust or such series; however, the omission of such statement shall not operate to bind or create personal liability for any shareholder or Trustee or any other series.

Neither the ETF Trust nor the Trustees, nor any officer, employee or agent of the ETF Trust, has the power to bind personally any shareholder.

In case any shareholder or former shareholder is held personally liable solely by reason of his or her being or having been a shareholder of the ETF Trust or of a particular series or class and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) will be entitled out of the assets of the series (or attributable to the class) of which he or she is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

All persons extending credit to, contracting with or having any claim against the ETF Trust or any series or class shall look only to the assets of the ETF Trust, or, to the extent that the liability of the ETF Trust may have been expressly limited by contract to the assets of a particular series or attributable to a particular class, only to the assets belonging to the relevant series or attributable to the relevant class, for payment under such credit, contract or claim; and neither the shareholders nor the Trustees, nor any of the ETF Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Voting Rights

Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and a fractional share is entitled to having a proportionate fractional vote.

The shareholders shall have the right to vote only on matters as expressly required under

Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1 of the Declaration of Trust, (ii) to the extent provided in Article III, Section 9 of the Declaration of Trust as to whether or not a court action, proceeding or claim should or should not be brought or

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	Thrivent Core Funds	Thrivent ETF Trust

the 1940 Act or under Chapter 38 of Title 12 of the Delaware Code entitled “Treatment of Delaware Statutory Trusts,” as amended from time to time, and as interpreted by the Delaware courts. The Declaration of Trust does not confer any independent right to shareholders to vote for any matter, including the creation, operation, dissolution, or termination of the Mutual Fund Trust. The shareholders shall have the right to vote on other matters only as the Trustees may consider desirable, and so authorize. To the extent that the 1940 Act or Delaware law is amended by rule, regulation, order, or no-action letter to eliminate or limit shareholders’ right to vote on any specific matter, the shareholders’ right to vote shall be deemed to be amended, modified or interpreted in accordance therewith without further approval by the Trustees or the shareholders.

Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (a) elect Trustees; (b) approve investment advisory agreements and amendments thereto; (c) approve a change in subclassification; (d) approve any change in fundamental investment policies; (e) approve a distribution plan and amendments thereto under Rule 12b-1 of the 1940 Act; and (f) terminate the Mutual Fund Trust’s independent public accountant.

maintained derivatively or as a class action on behalf of the ETF Trust or the shareholders, (iii) with respect to the termination of the ETF Trust or any series or class to the extent and as provided in Article VIII, Section 4 of the Declaration of Trust and (iv) with respect to such additional matters relating to the ETF Trust as may be required by applicable law, including the 1940 Act, the Declaration of Trust, the Bylaws or any registration of the ETF Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. There is no cumulative voting in the election of Trustees.

Shareholder Quorum; Adjournment; Required Vote

One-third of the outstanding shares of each series or class, or one-third of the outstanding shares of the Mutual Fund Trust, entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareholders’ meeting with respect to such series or class, or with respect to the entire Mutual Fund Trust, respectively.

Any shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, either in person or by proxy or by the chairperson or an officer of the Mutual Fund Trust. Any adjourned session of a shareholders’ meeting may be held within a reasonable time without further notice.

Except when a larger quorum is required by law, by the Bylaws or by the Declaration of Trust, 30% of the votes entitled to be cast shall constitute a quorum at a shareholders’ meeting. Any meeting of shareholders may be adjourned, whether or not a quorum is present, from time to time by the chairperson of the meeting, on his or her own motion, without a vote of shareholders at the meeting, or by a majority of the votes properly cast upon the question, and the meeting may be held as adjourned without further notice.

When a quorum is present at any meeting, a majority of the shares voted shall decide any questions and a plurality of the shares voted shall elect a Trustee, except when a larger

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	Thrivent Core Funds	Thrivent ETF Trust

Except when a larger vote is expressly required by the 1940 Act, if a quorum is present at a meeting, an affirmative vote of a majority of the outstanding shares of the Mutual Fund Trust present at the meeting and voted in person or by proxy shall decide any matters to be voted upon with respect to the entire Mutual Fund Trust. However, if the 1940 Act requires, or the Declaration of Trust permits, or the Trustees determine, that shares be voted on any matter by series or classes, then a majority of the outstanding shares of that series or class (or, if required by law, a majority shareholder vote of that series or class) present at the meeting and voted in person or by proxy shall decide that matter insofar as that series or class is concerned.

vote is required by any provision of this Declaration of Trust or the Bylaws or by law.

Trustee Power to Amend Organizational Document

Because the Declaration of Trust does not confer any independent rights to shareholders not expressly granted under Delaware law or the 1940 Act, the Declaration of Trust may be amended without shareholder approval, and all shareholders purchase shares with notice that the Declaration of Trust may be so amended unless expressly required under the 1940 Act.

The Trustees may, without any shareholder vote, amend or otherwise supplement the Declaration of Trust by making an amendment, a trust instrument supplemental hereto or an amended and restated declaration of trust; provided, that Shareholders shall have the right to vote on any amendment if expressly required under the 1940 Act or other applicable law, or submitted to them by the Trustees in their discretion.

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees provided notice of such amendment (other than amendments having the purpose of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein, or having any other purpose which is ministerial or clerical in nature) shall be transmitted promptly to shareholders of record at the close of business on the effective date of such amendment.

The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by written consent in lieu thereof.

Termination of Series of Trust	The Declaration of Trust provides that the Trustees may, without shareholder approval (unless the 1940 Act or other applicable law expressly provides otherwise) dissolve, liquidate, or terminate a series, a class of a series, or the Mutual Fund Trust.	The ETF Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series, or by the Trustees by written notice to the shareholders. Any series or class may be terminated at any time by vote of at least 50% of the shares of that series or class, or by the Trustees by written notice to the shareholders of that series or class.

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	Thrivent Core Funds	Thrivent ETF Trust
Merger, Consolidation or Transfer of Assets

The Trustees may, without shareholder approval unless required by the 1940 Act, (i) merge, reorganize, consolidate, or convert the Mutual Fund Trust with or into other entities, provided the resulting entity is an investment company under the 1940 Act and organized under U.S. law; (ii) exchange Shares as permitted by law; (iii) incorporate the Mutual Fund Trust under U.S. law; (iv) sell or transfer all or substantially all Mutual Fund Trust assets to another entity that is an investment company under the 1940 Act, for adequate consideration, which may include assumption of liabilities or shares/interests in the acquiring entity; and (v) sell or convert Mutual Fund Trust assets into money.

The Trustees may, without shareholder approval unless required by the 1940 Act, create new trusts and transfer assets, liabilities, profits, or losses to them, and convert shares into interests in such trusts.

The ETF Trust, or any one or more series of the ETF Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, series, sub-trust, partnership, limited liability company, association or corporation under the laws of any state under the laws of which any one of the constituent entities is organized or (2) transfer all or a substantial portion of its assets to one or more other trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the ETF Trust, or one or more series, as the case may be, in connection therewith. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of the ETF Trust or relevant series.

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VOTING INFORMATION

How many votes are necessary to approve the Plan?

Approval of the Reorganization by the Target Fund requires the affirmative vote of the holders of a majority of the outstanding voting securities of the Target Fund (as defined in the 1940 Act). The 1940 Act defines “a majority of the outstanding voting securities” of the Target Fund as (a) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Target Fund, whichever is less. Each Target Fund shareholder will be entitled to one vote for each share the Target Fund (and a proportionate vote for each fractional share) owned at the close of business on March 27, 2026. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. See “Adjournment” below.

One-third of the Target Fund’s outstanding shares entitled to vote in person or by proxy as of March 27, 2026 shall be a quorum for the transaction of business at the Meeting. Abstentions will be treated as votes present at the Meeting but will not be treated as votes cast at such Meeting. Thus, abstentions will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the Reorganization. There are unlikely to be any “broker non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) represented at the Meeting because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matters expected to be presented at the Meeting. If any broker non-votes are received, they will have the same effect as abstentions.

How do I ensure my vote is accurately recorded?

You can vote in any of the following ways:

•	By mail, with the enclosed proxy card(s); or

•	At the Meeting.

A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you want to vote on important issues relating to the Target Fund. If you simply sign, date and return a proxy card but give no voting instructions, your shares will be voted in favor of the Reorganization and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker-dealer and you wish to vote at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

Proxy votes that are not timely received will not be counted for purposes of quorum or for or against the Reorganization.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Mutual Fund Trust expressly revoking your proxy, by signing and forwarding to the Mutual Fund Trust a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting and voting at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

The Target Fund Board does not intend to bring any matters before the Meeting other than that described in this Prospectus/Proxy Statement. The Target Fund Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of Management.

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Who is entitled to vote?

Shareholders of record of the Target Fund on the Record Date will be entitled to vote at the Meeting. The following table shows the total number of outstanding shares of the Target Fund as of the Record Date:

Number of Shares
Thrivent Core International Equity Fund	60,560,467.00

How will proxies be solicited?

Sodali & Co Fund Solutions, LLC, a professional proxy solicitation firm (the “Solicitor”), has been engaged, pursuant to a Master Services Agreement with Thrivent Financial for Lutherans on behalf of the Adviser, to assist in the solicitation of proxies, at an estimated cost of approximately $1,500 which will be borne by the Adviser. The Master Services Agreement includes provisions for limitation of liability and termination and a statement of work describing the Solicitor’s obligations with respect to proxy solicitation. The Mutual Fund Trust, on behalf of the Target Fund, expects that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain shareholders of the Target Fund may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Mutual Fund Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may submit the proxy card(s) originally sent with this Prospectus/Proxy Statement or attend the Meeting.

The Mutual Fund Trust, on behalf of the Target Fund, will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Adviser may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of the Mutual Fund Trust or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

The Mutual Fund Trust, on behalf of the Target Fund, expects that, before the Meeting, broker-dealer firms holding shares of the Target Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Mutual Fund Trust understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan on behalf of their customers and beneficial owners.

How do I sign a proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card(s) or voting instruction.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card(s) or voting instruction form(s).

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

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Are there dissenters’ rights?

No, if the Reorganization is approved at the Meeting, shareholders of the Target Fund will not have the right to dissent and obtain payment of the fair value of their shares. Shareholders of the Target Fund, however, will be able to redeem or exchange shares of the Target Fund at NAV until the close of trading on the NYSE (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier), on the day before the Closing Date. After the Closing Date, shareholders may sell their shares on Nasdaq, other national securities exchanges, electronic crossing networks and other alternative trading systems through their broker-dealer.

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PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the officers and Trustees of the Mutual Fund Trust, as a group, owned of record and beneficially less than 1% of the Target Fund’s outstanding shares. As of the Record Date, the Acquiring Fund was not operational and, therefore, had no shareholders.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the knowledge of the Target Fund, no other persons owned (beneficially or of record) 5% or more of the outstanding shares of any class of the Target Fund as of the Record Date, except as listed in Exhibit D to this Prospectus/Proxy Statement. Upon completion of the Reorganization, it is expected that those persons disclosed in Exhibit D as owning 5% or more of the Target Fund’s outstanding shares will continue to own in excess of 5% of the then outstanding shares of the Acquiring Fund.

SHAREHOLDER PROPOSALS

Neither the Target Fund nor the Acquiring Fund are required to hold, or intend to hold, regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a proxy statement of the Target Fund for the next meeting of shareholders (if any) should send a written proposal to the Mutual Fund Trust’s offices, 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3211, so that it is received within a reasonable time in advance of such meeting in order to be included in the proxy statement of the Target Fund and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and other governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a Fund’s proxy statement or presented at the meeting.

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ADJOURNMENT

The Meeting with respect to the Target Fund may, whether or not a quorum is present, be adjourned from time to time by the shareholders present in person or by proxy by a majority vote. Any business which might have been transacted at the meeting as originally noticed may be deferred and transacted at any such adjourned meeting at which a quorum shall be present. No further notice of an adjourned meeting shall be necessary if held within a reasonable time. Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Meeting.

By Order of the Board of Trustees of Thrivent Core Funds,

John D. Jackson
Secretary and Chief Legal Officer

April 16, 2026

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EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit
A.	Summary of Principal Risks
B.	Fundamental and Non-Fundamental Investment Policies
C.	Financial Highlights
D.	Principal Holders of Securities

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EXHIBIT A

SUMMARY OF PRINCIPAL RISKS OF THE ACQUIRING FUND

Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. Certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, market closures, war, terrorism, natural disasters and outbreak of infectious diseases. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Fund’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Equity Security Risk. Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, geographic region, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one particular country or geographic region or one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such countries, geographic regions, sectors or industries. Equity securities generally do not move in the same direction at the same time and are generally more volatile than most debt securities.

ETF Structure Risks. The Fund is structured as an ETF and is subject to risks related to exchange trading, including:

•

The Fund’s shares are listed for trading on a national securities exchange (the “Exchange”) and are bought and sold on the secondary market at market prices. Although it is expected that the market price of Fund shares will typically approximate the Fund’s net asset value (“NAV”), there may be times when the market price reflects a significant premium or discount to NAV.

•	Although the Fund’s shares are listed on the Exchange, it is possible that an active trading market in the Fund’s shares may not be maintained.

•

The Fund could potentially face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.

•

Only an authorized participant (an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

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Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The Fund utilizes equity futures in order to increase or decrease its exposure to various asset classes at a lower cost than trading stocks directly. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.

Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. The assessment of potential Fund investments may prove incorrect, resulting in losses or poor performance, even in rising markets. Poor investments by the Adviser may cause a Fund to underperform relative to its benchmark or similar funds. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.

Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including regulatory events, economic downturn, government shutdowns, the spread of infectious illness such as the outbreak of COVID-19, public health crises, war, terrorism, social unrest, recessions, natural disasters or similar events.

New and Smaller Sized Fund Risk. The Fund is new and has a limited operating history as an ETF for investors to evaluate and may not be successful in implementing its investment strategies. The Fund may fail to attract sufficient assets to achieve or maintain economies of scale, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid/ask spreads.

Quantitative Investing Risk. Securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions relating to these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio. Among other risks, results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology systems malfunctions, or programming flaws. Such models may not perform as expected or may underperform in periods of market volatility.

Regional Risk. The Fund will generally have more exposure to the specific regional or country economic risks where it has significant investments. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial volatility, illiquidity or reduction in the value of the Fund’s investments.

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EXHIBIT B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

Target Fund	Acquiring Fund

Fundamental Investment Restrictions

The fundamental investment restrictions for the Target Fund are set forth below. These fundamental investment restrictions may not be changed without the approval of a majority of the shareholders of the Target Fund. Under these restrictions, the Target Fund may not:

1.  Borrow money, except that the Target Fund may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Target Fund’s total assets immediately after the time of such borrowing.

2.  Issue senior securities, except as permitted under the 1940 Act or any exemptive order or rule issued by the SEC.

3.  With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchaseagreementsfully collateralized by U.S. government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Target Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Target Fund.

4.  Buy or sell real estate, except that the Target Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Target Fund as a result of the ownership of securities.

5.  Purchase or sell commodities or commodity contracts, except that the Target Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is

Fundamental Investment Restrictions

The fundamental investment restrictions for the Acquiring Fund are set forth below. These fundamental investment restrictions may not be changed by the Acquiring Fund except by the affirmative vote of a majority of the outstanding voting securities of the Acquiring Fund as defined in the 1940 Act. (Under the 1940 Act, a “vote of the majority of the outstanding voting securities” means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, the Acquiring Fund:

1.  May not borrow money, except that the Fund may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Fund’s total assets immediately after the time of such borrowing.

2.  May not issue senior securities, except as permitted under the 1940 Act or any exemptive order or rule issued by the SEC.

3.  Will not (except as noted below), with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchaseagreementsfully collateralized by U.S. government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Acquiring Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Acquiring Fund.

4.  May not buy or sell real estate, except that the Acquiring Fund may (i) acquire or lease office space for its own use, (ii)invest in securities of issuers that invest in real estate or interests therein, (iii)invest in mortgage-related securities and other securities that

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Target Fund	Acquiring Fund

tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6.  Make loans, except that the Target Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7.  Underwrite the securities of other issuers, except where the Target Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities; with investments in other investment companies; and with loans that the Target Fund may make pursuant to its fundamental investment restriction on lending.

8.  Purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government securities (as such term is defined in the 1940 Act).

Non-Fundamental Investment Restrictions

The following nonfundamental investment restrictions may be changed without shareholder approval. Under these restrictions:

1.  The fundamental investment restriction with respect to industry concentration (number 8 above) will be applied pursuant to SEC policy at 25% (instead of “more than 25%”) of the Target Fund’s total assets.

2.  The Target Fund does not currently intend to purchase securities on margin, except that the Target Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

are secured by real estate or interests therein, and (iv)hold and sell real estate acquired by the Acquiring Fund as a result of the ownership of securities.

5.  May not purchase or sell commodities or commodity contracts, except that the Acquiring Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6.  May not make loans, except that the Acquiring Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

7.  Will not underwrite the securities of other issuers, except where the Acquiring Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities; with investments in other investment companies; and with loans that the Acquiring Fund may make pursuant to its fundamental investment restriction on lending.

8.  Will not purchase a security if, after giving effect to the purchase, 25% or more of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government securities (as such term is defined in the 1940 Act).

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Target Fund	Acquiring Fund

3.  The fundamental investment restriction with respect to diversification (number 3 above) will be applied so securities issued by U.S. government agencies, instrumentalities, or authorities will be eligible for the exception only if those securities qualify as a “Government security” under the 1940 Act.

4.  The exception for exemptive orders in the fundamental investment restriction with respect to senior securities (number 2 above) will be applied only for exemptive orders issued to the Target Fund.

With respect to the fundamental investment restriction above about industry concentration, the Adviser defines industries according to any one or more widely recognized third-party providers and/or as defined by the Adviser.

Third-party industry lists may include the Bloomberg Classification System and the Standard and Poor’s Global Industry Classification Standard (GICS) (industry level). The Adviser will also have broad authority to make exceptions from third-party industry lists and determine for the Target Fund how to classify issuers within or among industries based on such issuer’s characteristics and subject to applicable law.

The Mutual Fund Trust has received an exemptive order (the “Order”) from the SEC that allows the Target Fund and other series of Mutual Fund Trust, along with other portfolios managed by the Adviser (each a “Participating Fund”), to engage in an interfund lending program (the “Program”). The Program enables a Participating Fund to lend cash directly to and borrow money from other Participating Funds for temporary purposes. The Program is subject to a number of conditions set forth in the application for the exemptive order, as amended (the “Application”), and the Order, including, among other things, (i) the requirement that the interfund loan rate is more favorable to the lending Participating Fund than the highest current overnight repurchase agreement rate available to the lending Participating Fund (the “Repo Rate”), and more favorable to the borrowing Participating Fund than the rate available that day for cash overdraft from the borrowing Participating Fund’s custodian (the “Bank Loan Rate”); (ii) that no Participating Fund may borrow through the Program on an unsecured basis unless the Participating Fund’s outstanding borrowings from all sources immediately after the interfund borrowing total less than 10% of its total assets; provided that if the

Non-Fundamental Investment Restrictions

The following non-fundamental investment restrictions may be changed without shareholder approval. Under these restrictions:

1.  The Acquiring Fund does not currently intend to purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

2.  The fundamental investment restriction with respect to diversification (number 3 above) will be applied so securities issued by U.S. government agencies, instrumentalities, or authorities will be eligible for the exception only if those securities qualify as a “Government security” under the 1940 Act.

3.  The exception for exemptive orders in the fundamental investment restriction with respect to senior securities (number 2 above) will be applied only for exemptive orders issued to the Acquiring Fund.

With respect to the fundamental investment restriction above about industry concentration, the Adviser defines industries according to any one or more widely recognized third-party providers and/or as defined by the Adviser. Third-party industry lists may include the Bloomberg Classification System and the Standard and Poor’s Global Industry Classification Standard (GICS) (industry level). The Adviser will also have broad authority to make exceptions from third-party industry lists and determine for the Acquiring Fund how to classify issuers within or among industries based on such issuer’s characteristics and subject to applicable law.

Section 18(g) of the 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300% and provided further that, in the event that such asset coverage falls below

48

Target Fund	Acquiring Fund

Participating Fund has as secured loan outstanding from any other lender, including but not limited to another Participating Fund, the Participating Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral; (iii) if a Participating Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Participating Fund may borrow through the Program only on a secured basis; (iv) no Participating Fund may lend money if the loan would cause its aggregate outstanding loans through the Program to exceed 15% of its net assets at the time of the loan; (v) a lending Participating Fund may not loan in excess of 5% of its net assets to any one Participating Fund; and (vi) each interfund loan may be called on one business day’s notice by a lending Participating Fund. The Bank Loan Rate will be determined using a formula established by the Board. The interfund loan rate will be the average of the Repo Rate and the Bank Loan Rate. All interfund loans and borrowings must comply with the conditions set forth in the Application and the Order, which are designed to ensure fair and equitable treatment of all Participating Funds. Each Fund may participate in the Program only to the extent that its participation is consistent with the Fund’s investment objectives, limitations, and organizational documents. Upon implementation of the Program, the Adviser administers the Program according to procedures approved by the Board.

Section 18(g) of the 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300% and provided further that, in the event that such asset coverage falls below 300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Target Fund’s assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Target Fund’s acquisition of such security

300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Acquiring Fund’s assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Acquiring Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Acquiring Fund’s investment policies and limitations. For purposes of the Acquiring Fund’s policies discussed above, any actions taken or omitted or investments made in reliance on, or in accordance with, exemptive relief, no action relief, interpretive guidance or other regulatory or governmental action or guidance, shall be considered to have been taken, made, or omitted in accordance with applicable law.

49

Target Fund	Acquiring Fund
or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Target Fund’s investment policies and limitations. For purposes of the Target Fund’s policies discussed above, any actions taken or omitted or investments made in reliance on, or in accordance with, exemptive relief, no action relief, interpretive guidance or other regulatory or governmental action or guidance, shall be considered to have been taken, made, or omitted in accordance with applicable law.

50

EXHIBIT C

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the Target Fund for the periods listed below. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Target Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for shares of the Target Fund are based on the average net assets of the Target Fund for each of the periods listed in the tables.

The information below has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Target Fund’s independent registered public accounting firm. PricewaterhouseCoopers LLP’s report, along with the Target Fund’s financial statements, are incorporated by reference into the Target Fund’s SAI. The Mutual Fund Trust’s Form N-CSR filing (which includes the Target Fund’s financial statements) and SAI are incorporated by reference herein and available at no cost from the Mutual Fund Trust, as applicable, at the following toll-free number: 800-847-4836.

As of the date of this combined Prospectus/Proxy Statement, the Acquiring Fund has not commenced operations. Therefore, the Acquiring Fund does not have financial highlight information.

51

Thrivent Core International Equity Fund

	PER SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
	Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
Year Ended 10/31/2025	$10.84	$0.35	$2.00	$2.35	$(0.36)	$—
Year Ended 10/31/2024	9.12	0.30	1.78	2.08	(0.36)	—
Year Ended 10/31/2023	8.27	0.33	0.74	1.07	(0.22)	—
Year Ended 10/31/2022	11.38	0.37	(2.95)	(2.58)	(0.53)	—
Year Ended 10/31/2021	8.45	0.24	2.92	3.16	(0.23)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
*	All per share amounts have been rounded to the nearest cent.

52

	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets		Ratios to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate
$(0.36)	$12.83	22.54%	$713.5	0.08%	3.03%	0.08%	3.03%	84%
(0.36)	10.84	23.07%	581.8	0.08%	2.88%	0.08%	2.88%	87%
(0.22)	9.12	13.09%	437.8	0.09%	3.31%	0.09%	3.31%	86%
(0.53)	8.27	(23.81)%	430.6	0.09%	2.61%	0.09%	2.61%	81%
(0.23)	11.38	37.77%	793.0	0.08%	2.19%	0.08%	2.19%	102%

(b)	Total return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

53

EXHIBIT D

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names, addresses and percent ownership of each person who, as of the Record Date, to the best knowledge of the Mutual Fund Trust, owned 5% or more of the outstanding shares of the Target Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Shareholder Name and Address*	Share Amount	Percentage of Class (%)
Thrivent Moderately Aggressive Allocation Fund	13,981,711.97	23.09%
Thrivent Aggressive Allocation Fund	9,744,052.39	16.09%
Thrivent Financial for Lutherans General Account	6,734,842.02	11.12%
Thrivent Aggressive Allocation Portfolio	5,853,662.75	9.67%
Thrivent Moderately Aggressive Allocation Portfolio	5,596,749.17	9.24%
Thrivent Financial Defined Benefit Plan Trust	5,224,669.85	8.63%
Thrivent Moderately Conservative Allocation Portfolio	3,253,727.76	5.37%

*	The address of each shareholder is 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3211.

54

[THIS PAGE INTENTIONALLY LEFT BLANK]

4321 N. Ballard Rd.

Appleton, WI 54919-0001

PART B

STATEMENT OF ADDITIONAL INFORMATION

Dated April 16, 2026

THRIVENT CORE INTERNATIONAL EQUITY FUND

A series of

THRIVENT CORE FUNDS

901 Marquette Avenue, Suite 2500

Minneapolis, Minnesota 55402-3211

THRIVENT INTERNATIONAL LARGE CAP ETF

A series of

THRIVENT ETF TRUST

901 Marquette Avenue, Suite 2500

Minneapolis, Minnesota 55402-3211

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of the assets and assumption of the liabilities of Thrivent Core International Equity Fund (the “Target Fund”), a series of Thrivent Core Funds, by and in exchange for shares of the Thrivent International Large Cap ETF, a series of Thrivent ETF Trust (the “Acquiring Fund”).

This SAI, which is not a prospectus, supplements and should be read in conjunction with the combined Prospectus/Proxy Statement for the Acquiring Fund dated April 16, 2026 (the “Prospectus/Proxy Statement”) relating specifically to the Special Meeting of Shareholders of the Target Fund to be held on May 14, 2026. You may request a free copy of the Prospectus/Proxy Statement without charge by calling 800-847-4836, by writing to P.O. Box 219348, Kansas City, Missouri 64121-9348, or by e-mailing contactus@thriventfunds.com.

General Information

This SAI relates specifically to the proposed reorganization of the Target Fund into the Acquiring Fund. In connection with the Special Meeting of Shareholders of the Target Funds to be held on May 14, 2026 (the “Meeting”), shareholders of the Target Fund will be asked to approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund (the “Reorganization”). Additional information regarding the proposed Reorganization is included in the combined Prospectus/Proxy Statement relating to the Meeting and in the documents, listed below, that are incorporated by reference into this SAI.

The Acquiring Fund is a newly-formed “shell” that has not yet commenced operations and has not published any annual or semi-annual shareholder reports. The Acquiring Fund is expected to commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund.

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund.

Supplemental Financial Information

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Fund are not included in this SAI.

A table showing the fees and expenses of the Acquiring Fund and the Target Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?” of the Prospectus/Proxy Statement.

The Reorganization is not expected to result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Accordingly, a schedule of investments modified to show the effects of the change is not required and is not included for the Target Fund. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are certain differences between the valuation policies of the Target Fund and the Acquiring Fund with respect to the valuation of certain foreign equity securities. There are no other material differences between the accounting and valuation policies of the Target Fund and the Acquiring Fund.

Incorporation of Documents by Reference into the SAI

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

1.	The prospectus of the Mutual Fund Trust, on behalf of the Target Fund, dated February 27, 2026, as supplemented and amended to date. (File No. 811-23149; SEC Accession No. 0001193125-26-077721.);

2.

The statement of additional information of the Mutual Fund Trust, on behalf of the Target Fund, dated February 27, 2026, as supplemented and amended to date. (File No. 811-23149; SEC Accession No. 0001193125-26-077721.); and

3.

The audited financial statements and related report of the independent public accounting firm included in the Mutual Fund Trust’s Form N-CSR filing for the fiscal year ended October 31, 2025, with respect to the Target Fund. (File No. 811-23149; SEC Accession No. 0001669626-25-000090.).

APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION

THRIVENT ETF TRUST

Thrivent ETF Trust
Statement of Additional Information
Dated [ ], 2026
Fund	Ticker	Principal U.S. Listing Exchange
Thrivent International Large Cap ETF	[ ]	[ ]
Thrivent International Small Cap ET	[ ]	[ ]
Each Fund is a series of Thrivent ETF Trust (the “Trust”). This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with each Fund’s prospectus dated [ ], 2026, as from time to time revised or supplemented (referred to together as the “Prospectus” herein).
Thrivent Core International Equity Fund’s financial statement contains important information about Thrivent Core International Equity Fund. For the fiscal period ended October 31, 2025, Thrivent Core International Equity Fund’s financial statements, along with the Report of Independent Registered Public Accounting Firm thereon, are included in the Thrivent Core Funds Form N-CSR filing for such period and are incorporated herein by reference. Thrivent Core International Equity Fund is referred to herein as the “Predecessor Mutual Fund.”
For a free copy of the Prospectus, this SAI, or an annual or semiannual report for a Predecessor Mutual Fund or the Funds, as they become available, or to request other information or ask questions about the Funds, call 800-847-4836. In addition, you may visit thriventETFs.com/prospectus.
The Prospectus and SAI do not purport to create any contractual obligations between the Trust or the Funds and their shareholders. In addition, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the investment manager or other parties who provide services to the Funds.
THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

General Information About the Trust
The Trust was organized as a Massachusetts Business Trust on September 2, 2021 and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is authorized to issue shares of beneficial interest, par value $0.00000001 per share, divisible into an indefinite number of different series and classes and operates as a “series company” as provided by Rule 18f-2 under the 1940 Act. The Trust currently consists of five series. This SAI contains information about Thrivent International Large Cap ETF and Thrivent International Small Cap ETF (each a “Fund” and, together, the “Funds”), each a series of the Trust. The Funds are diversified within the meaning of the 1940 Act. Information about Thrivent Core Plus Bond ETF, Thrivent Mid Cap Value ETF, Thrivent Small-Mid Cap Equity ETF, Thrivent Small Cap Value ETF, and Thrivent Ultra Short Bond ETF, each a series of the Trust, can be found in its Statement of Additional Information, dated [ ].
The Declaration of Trust provides that each shareholder shall be deemed to have agreed to be bound by its terms. The Board of Trustees (the “Board”) may amend the Declaration of Trust upon notice to shareholders. The Trust may issue an unlimited number of shares in one or more series as the Board may authorize.
Shares are freely transferable, and holders thereof are entitled to receive dividends declared by the Trustees, and receive the assets of each Fund in the event of liquidation. The Trust generally holds shareholder meetings only when required by law.
Under Massachusetts law, shareholders of a business trust may be held personally liable, under certain circumstances, for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder, Trustee and/or officer liability for acts performed on behalf of the Trust or for Trust obligations that are binding only on the assets and property of the Trust. Each Fund intends to include this disclaimer in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.
The Declaration of Trust provides that state and federal courts sitting within the Commonwealth of Massachusetts shall be the sole and exclusive forums for any shareholder to bring (i) any action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim for breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Massachusetts Business Corporation Act, the Massachusetts Uniform Trust Code, or any federal or state securities law, in each case as amended from time to time, or the Declaration of Trust or the Trust’s Bylaws; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine. This exclusive jurisdiction provision may make it more expensive for a shareholder to bring a suit and may limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. A court may choose not to enforce this provision of the Declaration of Trust.
The Declaration of Trust also provides that no shareholder shall have the right to bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf of the Trust or involving any alleged harm to the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim and that any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholders. The provision does not apply to claims arising under the federal securities laws.
Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.
Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus.

Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the “Shareholder Information” section of the Prospectus. The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.
The shares of each Fund are listed for trading, and trade throughout the day, on the [exchange]. (“[exchange]” or the “Exchange”). The shares trade on the [exchange] at prices that may differ to some degree from net asset value (“NAV”). There can be no assurance that the requirements of the [exchange] necessary to maintain the listing of shares of the Funds will continue to be met.
The [exchange] may consider the suspension of trading and will commence delisting proceedings under any of the following circumstances: (i) if any of the continued listing requirements are not continuously maintained, (ii) if following the initial twelve-month period after commencement of trading on the [exchange], there are fewer than 50 beneficial holders of the shares, (iii) if [exchange] becomes aware that a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (iv) if any statements or representations regarding the description of the portfolio, limitations on portfolio holdings or the applicability of [exchange] listing rules is not continuously maintained, or (v) if such other event shall occur or condition exists that, in the opinion of the [exchange], makes further dealings on the [exchange] inadvisable. In addition, the [exchange] will remove the shares of a Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares through a broker-dealer or other financial intermediary, you will be responsible for any fees or commissions charged by that broker-dealer or other financial intermediary.
The Funds reserve the right to conduct stock splits or reverse stock splits, which would impact the price of a Fund’s shares but have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.
The base and trading currency of the Funds is the U.S. dollar. The base currency is the currency in which a Fund’s NAV per share is calculated and the trading currency is the currency in which shares of a Fund are listed and traded on the [exchange].

Investment Policies and Restrictions
In addition to those practices stated in the Prospectus, the Funds may purchase the securities or engage in the transactions described below. Each of these investment practices are non-principal investment strategies except as otherwise noted. References in this SAI to the Funds investing in any instrument, security or strategy includes direct or indirect investment, including gaining exposure through derivatives or other investment companies. In general, a Fund may make any investment, including investments which are not identified below, if such Fund’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”) reasonably believes that the investment is consistent with the Fund’s investment objective(s) and policies and the Fund’s investment limitations do not expressly prohibit the Fund from doing so. All percentage limitations and requirements (including those set forth in the fundamental investment restrictions discussed below) as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with a Fund’s limitation or requirement. Such percentage limitations and requirements do not apply to the asset coverage test set forth in Section 18(f)(1) of the 1940 Act.
Lending Securities
Consistent with applicable regulatory requirements, each Fund may from time to time lend the securities it holds to broker-dealers and other financial institutions, provided that such loans are made pursuant to written agreements and are initially secured by collateral in the form of cash or domestic securities in an amount equal to at least 102% of the market value of the loaned securities or foreign securities in an amount equal to at least 105% of the market value of the loaned securities. In electing to engage in securities lending for a Fund, the Adviser will take into account the investment objective and principal strategies of the Fund. For the period during which the securities are on loan, the lending Fund may be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan may be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities.
The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any portion thereof. However, this risk may be minimized by carefully selecting borrowers and securities to be lent and by monitoring collateral.
No Fund may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.
Central Clearing and Trade Execution Regulations
The Commodity Exchange Act (the “CEA”) and related regulations enacted by the Commodity Futures Trading Commission (the “CFTC”) may require a Fund to clear certain derivative contracts (including swaps) through a clearinghouse or central counterparty (a “CCP”). At the present time, only certain interest rate swaps and credit default index swaps are subject to mandatory clearing. To clear a derivative with the CCP, the Funds submit the derivative to, and post margin with a futures commission merchant (“FCM”) that is a clearinghouse member. If a Fund must centrally clear a derivative transaction, the CFTC’s regulations may also require that the Fund enter into (or “execute”) that derivative over a market facility known as a swap execution facility (or “SEF”). The Funds may enter into the swap or other derivative with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the transaction to be transferred to the FCM for clearing. It may also enter into the trade with the FCM itself. The CCP, the FCM, SEF and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from a SEF or an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral or margin, or fully implementing its investment strategies. It is likely that in the future the CFTC will require additional types of derivatives to be traded on a SEF. The regulatory requirement to clear certain contracts or execute the contracts over a SEF could, either temporarily or permanently, reduce the liquidity of the derivatives or increase the costs of entering into those derivatives.
Exclusion from Regulation as a Commodity Pool Operator
Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association, neither the Adviser nor any Fund is deemed to be a “commodity pool operator” under the CEA, which, through the CFTC, regulates investments in futures, options on futures and swaps. Accordingly, neither the Trust nor the Adviser is subject to registration or regulation as such under the CEA. Under CFTC Rule 4.5 as currently in effect, each Fund will limit its trading activity in futures, option on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:
•
Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or
•
Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.
Initial Public Offerings (“IPOs”)
The Funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares (including the Funds) can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. These companies may also be more dependent on key managers and third parties and may have limited product lines.
Derivatives
Derivatives are financial instruments whose value derives from another security, an index, an interest rate or a currency. Each Fund may invest in exchange-traded futures and may, but is not required to, use a number of exchange-traded derivative instruments for risk management purposes or to seek to enhance investment returns. Exchange-traded futures are U.S. listed futures contracts where the future contract’s reference asset is an asset that a Fund could invest in directly, or in the case of an index future, is based on an index of a type of asset that a Fund could invest in directly. All future contracts that a Fund may invest in will be traded on a U.S. futures exchange.
While hedging can guard against potential risks, using derivatives adds to a Fund’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. For example, the price or value of the underlying instrument, asset, index, currency or rate may move in a different direction than expected or such movements may be of a magnitude greater or less than expected.
Another risk with derivatives is that some types can amplify a gain or loss, thereby creating investment exposure greater than the initial investment. For example, futures contracts can allow a Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in such transactions may be highly leveraged, and a Fund could potentially earn or lose substantially more money than the actual cost (if any) incurred when the derivative is entered into by a Fund. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, a derivative used for hedging or replication may not accurately track the value of the underlying asset, index or rate.
With some derivatives, whether used for hedging, replication or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for a Fund. In addition, suitable derivative investments for hedging, replication or speculative purposes may not be available.
Derivatives can be difficult to value and illiquid, which means a Fund may not be able to close out a derivatives transaction in a cost-efficient manner. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Fund to close out a position when desired.
Rule 18f-4 governs a Fund’s use of derivative investments and certain financing transactions (e.g., repurchase or reverse repurchase agreements). Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. The Trust has adopted written policies and procedures to manage the derivatives risks of the Funds and comply with the requirements of Rule 18f-4. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount are not subject to the full requirements of Rule 18f-4. The application of Rule 18f-4 to a Fund could restrict its ability to utilize derivative investments and financing transactions and prevent a Fund from implementing its principal investment strategies as described herein, which may result in changes to a Fund’s principal investment strategies and could adversely affect a Fund’s performance and its ability to achieve its investment objective.
Other Investment Companies
The Funds may invest in government money market funds and other exchange-traded funds, which represent interests in professionally managed portfolios that may, in the case of exchange-traded funds, invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses which would result in the Fund paying its proportionate share. Certain other investment companies may utilize financial leverage. The Funds will not invest in other investment companies for the purpose of gaining control of the investment company. The extent to which a Fund can invest in other investment companies is limited by federal securities laws.

Exchange Traded Funds
ETFs, such as the Funds, are investment companies that typically are registered under the 1940 Act as open-end funds (as is each Fund’s case) or unit investment trusts (UITs). ETFs are actively traded on national securities exchanges and may be based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ net asset value. Market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to various factors including changes in the ETF’s net asset value, the value of ETF holdings, and supply of and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to their net asset value, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) their net asset value. An ETF’s investment results are based on the ETF’s daily net asset value. Investors transacting in ETF shares in the secondary market, where market prices may differ from net asset value, may experience investment results that differ from results based on the ETF’s daily net asset value. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.
Defensive Investing
In response to market, economic, political or other conditions, a Fund may invest without limitation in cash, preferred stock, or investment grade debt securities that are inconsistent with the Fund’s principal investment strategies. If a Fund does this, different factors could affect the Fund’s performance and it may not achieve its investment objective.
Foreign Securities
Foreign Securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of the potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. These risks are usually higher in less developed countries. Each Fund, except Thrivent Money Market Fund, may use foreign currencies and related instruments, including foreign currency exchange transactions, to hedge its foreign investments.
In addition, foreign securities may be more difficult to resell and less liquid than comparable U.S. securities because the markets for foreign securities are less efficient. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Investments in China. Certain foreign companies are required to submit documentation to the SEC establishing that such foreign company is not owned or controlled by a government entity in that jurisdiction, and also require, among other things, disclosure in the foreign company’s annual report regarding the audit arrangements of, and government influence on, such foreign company. In addition, US persons are prohibited from engaging in any transaction in publicly-traded securities of companies identified by the US Government as “Chinese military-industrial complex companies” or in instruments that are derivative of, or are designed to provide investment exposure to, such securities. Securities of foreign issuers may also be de-listed from U.S. stock exchanges if such companies do not permit U.S. oversight of the auditing of their financial information over certain periods of time. If a Fund transacts in, or has exposure to, securities of such an affected foreign company, there could be a material adverse impact on the Fund's ability to achieve its investment objective as the Fund's ability to purchase affected securities may be limited.

In addition, US persons are prohibited from engaging in any transaction in publicly-traded securities of companies identified by the US Government as “Chinese military-industrial complex companies” or in instruments that are derivative of, or are designed to provide investment exposure to, such securities. Securities of foreign issuers may also be de-listed from U.S. stock exchanges if such companies do not permit U.S. oversight of the auditing of their financial information over certain periods of time. If a Fund transacts in, or has exposure to, securities of such an affected foreign company, there could be a material adverse impact on the Fund's ability to achieve its investment objective as the Fund's ability to purchase affected securities may be limited.
Variable Interest Entities (“VIEs”). Certain Funds may invest in U.S.- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals or entities affiliated with the China-based business through a structure known as a variable interest entity or “VIE.” Instead of directly owning the equity interests in the Chinese company, the listed company has contractual arrangements with the Chinese company, which are expected to provide the listed company with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China. By entering into contracts with the listed company that sells shares to U.S. investors, the China-based companies and/or related individuals or entities indirectly raise capital from U.S. investors without distributing ownership of the China-based companies to U.S. investors. Although VIEs are a longstanding industry practice, to date, the Chinese government has never approved VIE structures. The China Securities Regulatory Commission (“CSRC”) has released new rules and implementing guidelines that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement. It is uncertain whether any additional new laws, rules, or regulations relating to VIE structures (generally, or with respect to specific industries) will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders, such as a Fund.
All or most of the value of an investment in companies using a VIE structure depends on the enforceability of the contracts between the listed company and the China-based VIE. Risks associated with such investments include the risk that the Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure; that a breach of the contractual agreements between the listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, which could impact whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.
The contractual arrangements permit the listed issuer to include the financial results of the China-based VIE as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the United States or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the United States. As with other Chinese companies with securities listed on US exchanges, US-listed VIEs and ADRs may be delisted if they do not meet US accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to transact in such securities and may increase the cost of the Fund if required to seek other markets in which to transact in such securities.
Geopolitical Risks and Armed Conflicts. As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflict between Russia and Ukraine in Europe and conflicts in the Middle East, has the potential to adversely impact Fund investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including significant market disruptions, increased volatility, reduced liquidity, and overall uncertainty. The timing, duration, and impact of such conflicts cannot be predicted. The foregoing may negatively impact a Fund’s performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Investments in Europe
A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Additionally, a number of countries in Europe have suffered terror attacks. The future proliferation and effects of these and similar events and other sociopolitical or geographical issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.
Foreign Futures and Options
Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.
For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.
In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.
Foreign Currency Exchange-Related Securities and Foreign Currency Transactions
The Funds may invest in foreign currency exchange-related securities or engage in foreign currency transactions.
Foreign Currency Warrants. Foreign currency warrants are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars). The cash amount is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges.
Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined. During this time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.
The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently. This would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.
The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.
Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
A Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Fund’s use of such contracts would include, but not be limited to, the following:
•
When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.
•
When a Fund determines that one currency may experience a substantial movement against another currency,

including the U.S. dollar, the Fund may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s securities denominated in such foreign currency.
Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund.
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Under normal circumstances, currency risk will be considered when deciding whether to buy or sell a security and as part of the overall diversification strategies. However, the Adviser has the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.
A Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. At the maturity of a forward contract, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.
If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
A Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Funds are not required to enter into forward contracts with regard to foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.
The use of forward contracts involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract or the failure of that party to make required payments or otherwise comply with the terms of the contract. Accordingly, the Adviser must assess the creditworthiness of the other party to determine the likelihood that the terms of the contract will be satisfied. In addition, as a general matter, forward contracts are not currently entered into or traded on exchanges and there is currently no central clearing function for these contracts; therefore, a Fund that enters into a forward contract may find it difficult to exit the position.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. “Reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.
Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).
Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation. Generally, the guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper. In addition, both the minimum and maximum rates of return on the investment generally correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Foreign Government Securities
The Funds may invest in foreign government securities. Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.
Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.
These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Passive Foreign Investment Companies
Each Fund may purchase the securities of certain foreign entities and foreign investment funds, treated as passive foreign investment companies for U.S. federal income tax purposes. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Funds hold their investments.
In addition, the Funds may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.
To avoid such tax and interest, the Funds intend to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Funds will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.
General Market Risks
U.S. and global markets have experienced significant volatility in recent years. The Funds are subject to investment and operational risks associated with financial, economic, regulatory and other global market developments and disruptions, including those arising from war, terrorism, social unrest, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Funds to lose value. These events can also impair the technology and other operational systems upon which the Funds’ service providers, including the Adviser, rely, and could otherwise disrupt the Funds’ service providers’ ability to fulfill their obligations to the Funds.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Funds. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. These and other developments may adversely affect the liquidity of the Funds’ holdings.
Disclosure of Portfolio Holdings
On each Business Day, prior to the opening of regular trading on the Exchange, each Fund publicly discloses its entire portfolio holdings via its website (thriventETFs.com/individual) and the National Securities Clearing Corporation (“NSCC”) and, typically, the composition of an in-kind creation basket and the in-kind redemption basket via the NSCC that it will accept in respect of a creation or redemption of a Creation Unit. The holdings of each Fund will also be disclosed in quarterly filings with the Commission on Form N-PORT as of the end of the first and third quarters of the Funds’ fiscal year and on Form N-CSR as of the second and fourth quarters of the Funds’ fiscal year.
Portfolio holdings of a Fund may generally be made available more frequently and prior to their public availability (i) to Authorized Participants, market makers and liquidity providers (e.g., in the course of negotiating a custom basket), (ii) to service providers of the Funds or the Adviser, including outside legal counsel, an accounting or auditing firm, an administrator, custodian, principal underwriter, pricing service, proxy voting service, financial printer, third party that delivers analytical, statistical or consulting services, ratings or rankings agency or other third party that may require such information to provide services for the benefit of the Fund; (iii) to current or prospective Fund shareholders (including shareholders of record of indirect investments in a Fund through another Fund) and their consultants or agents; (iv) as required by law; and (v) for any other legitimate business purpose.
The Funds maintain policies and procedures relating to disclosure of portfolio securities. These policies and procedures are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Funds or useful to the Funds’ shareholders without compromising the integrity or performance of the Funds. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds and their shareholders) are met, the Funds do not provide or permit others to provide information about a Fund's portfolio holdings on a selective basis. Under no circumstances may the Funds, Adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.
Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, the Trust’s Chief Compliance Officer or Chief Legal Officer must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the release of this information, including the frequency and time lag, will not disadvantage the Fund, that the disclosure is in the best interests of the Fund’s shareholders, and that the recipient agrees or has a duty (i) to keep the information confidential and (ii) not to trade directly or indirectly based on the information.
In accordance with these policies and procedures, the Fund has ongoing arrangements with the following service providers to provide the Fund’s portfolio holdings information:
As part of the annual review of the compliance policies and procedures of the Funds, the Chief Compliance Officer will discuss the operation and effectiveness of this policy and any changes to the policy that have been made or recommended with the Board.
Service Provider	Service	Frequency
[ ]	Distributor, Advertising Literature Review	Monthly
BlackRock	Trading System	Daily
Bloomberg	Trading System	Daily
Donnelley Financial Solutions, Inc.	Website Content	Quarterly
DTCC	Trade Matching Platform	Daily
Ernst and Young	PFIC analysis	Quarterly
FactSet Research Systems Inc.	Systems Vendor	Daily
Fidelity National Information Services, Inc.	Personal Trading System Vendor	Daily
IHS Markit/S&P Global	Calculation Agent	Daily
Institutional Shareholder Services	Proxy Voting & Class Action Services Vendor	Daily
ITG Inc.	Systems Vendor	Daily
Lipper	Data Vendor	Monthly; sixty day lag
Morningstar, Inc.	Data Vendor	Monthly; sixty day lag

Service Provider	Service	Frequency
[ ]	Independent Registered Public Accounting Firm	Annually
S&P Global	Corporate Action Solutions	Daily
SS&C	Marketing Collateral System	Monthly; five day lag
[ ]	Custodian	Daily
[ ]	Fund Administrator/ Accounting Services	Daily
[ ]	Systems Vendor	Daily
[ ]	Transfer Agent	Daily
VML	Website Consultant	Daily
Investment Limitations
The fundamental investment restrictions for the Funds are set forth below. These fundamental investment restrictions may not be changed by a Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. (Under the 1940 Act, a “vote of the majority of the outstanding voting securities” means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, each Fund:
1.
May not borrow money, except that the Fund may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Fund’s total assets immediately after the time of such borrowing.
2.
May not issue senior securities, except as permitted under the 1940 Act or any exemptive order or rule issued by the SEC.
3.
Will not (except as noted below), with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
4.
May not buy or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.
5.
May not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).
6.
May not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

7.
Will not underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities; with investments in other investment companies; and with loans that the Fund may make pursuant to its fundamental investment restriction on lending.
8.
Will not purchase a security if, after giving effect to the purchase, 25% or more of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government securities (as such term is defined in the 1940 Act).
The following non-fundamental investment restrictions may be changed without shareholder approval. Under these restrictions:
1.
The Funds currently do not intend to purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
2.
The fundamental investment restriction with respect to diversification (number 3 above) will be applied so securities issued by U.S. government agencies, instrumentalities, or authorities will be eligible for the exception only if those securities qualify as a “Government security” under the 1940 Act.
3.
The exception for exemptive orders in the fundamental investment restriction with respect to senior securities (number 2 above) will be applied only for exemptive orders issued to a Fund.
With respect to the fundamental investment restriction above about industry concentration, the Adviser defines industries according to any one or more widely recognized third-party providers and/or as defined by the Adviser. Third-party industry lists may include the Bloomberg Classification System and the Standard and Poor’s Global Industry Classification Standard (GICS) (industry level). The Adviser will also have broad authority to make exceptions from third-party industry lists and determine for each Fund how to classify issuers within or among industries based on such issuer’s characteristics and subject to applicable law.
Section 18(g) of the 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300% and provided further that, in the event that such asset coverage falls below 300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.
Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations. For purposes of the Funds’ policies discussed above, any actions taken or omitted or investments made in reliance on, or in accordance with, exemptive relief, no action relief, interpretive guidance or other regulatory or governmental action or guidance, shall be considered to have been taken, made, or omitted in accordance with applicable law.

Management of the Funds
Board of Trustees and Officers
The Board is responsible for the oversight of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee also serves as:
•
Trustee of Thrivent Mutual Funds, a registered investment company consisting of 22 funds.
•
Director of Thrivent Series Fund, Inc., a registered investment company consisting of 30 funds that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent”) and separate accounts of insurance companies not affiliated with Thrivent.
•
Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent.
•
Trustee of Thrivent Core Funds, a registered investment company consisting of four funds that are established solely for investment by Thrivent entities.
The Trust, Thrivent Mutual Funds, Thrivent Series Fund, Inc., Thrivent Cash Management Trust, and Thrivent Core Funds are collectively referred to as the “Fund Complex.”
The following table provides biographical information about the Trustees and officers of the Funds.
Interested Trustees (1)
Name, Address and Year of Birth (2)	Position with Trust and Length of Service (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During Past 5 Years	Other Directorships Held Currently and within Past Five Years
Michael W. Kremenak (1978)	President since 2023; Trustee since 2022	66	Senior Vice President, President – Thrivent Funds and Investment Products, Thrivent since 2025; Senior Vice President and Head of Mutual Funds, Thrivent from 2020 to 2025	Trustee of Thrivent Church Loan and Income Fund from 2020 to 2023
David S. Royal (1971)	Trustee and Chief Investment Officer since 2022	66	Chief Financial Officer, Thrivent since 2022; Executive Vice President, Chief Investment Officer, Thrivent since 2017; President, Mutual Funds from 2015 to 2023
Currently, Board
Member of Thrivent
Bank and Advisory
Board Member of
Twin Bridge Capital
Partners; Trustee of
Thrivent Church Loan
and Income Fund
from 2018 to 2023;
Director of Thrivent
Trust Company from
2020 to 2022

Independent Trustees (4)
Name, Address and Year of Birth (2)	Position with Trust and Length of Service (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and within Past Five Years
Janice B. Case (1952)	Trustee since 2022	66	Retired	Independent Director and member of the Audit Committee and Governance and Nominating Committee at MN8 Energy LLC and MN8 Energy Holdings, LLC since 2023
Robert J. Chersi (1961)	Trustee since 2022	66	Founder of Chersi Services LLC (consulting firm) since 2014	Lead Independent Director since 2019 and Director and Audit Committee Chair at Acadian Asset Management Inc. since 2016
Arleas Upton Kea (1957)	Trustee since 2022	66	Deputy to the Chairman for External Affairs, FDIC in 2021; Chief Operating Officer and Deputy to the Chairman, FDIC from 2018 to 2021
Board of Directors,
Combined Federal
Campaign of the
National Capital Area
since 2021; Board of
Directors, University
of Texas Alumni
Association since
2021; Board of
Directors, University
of Texas Law School
Foundation since
2021

Paul R. Laubscher (1956)	Trustee since 2022	66	Portfolio Manager for U.S. private real estate and equity and global public equity portfolios, hedge funds and currency of IBM Retirement Funds from 1997 to 2022	None

Name, Address and Year of Birth (2)	Position with Trust and Length of Service (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and within Past Five Years
Robert J. Manilla (1962)	Trustee since 2022	66	Vice President and Chief Investment Officer, The Kresge Foundation from 2007 to 2022	Board Member of Bedrock Manufacturing Company since 2014; Board Member of Sustainable Insight Capital Management LLC from 2013 to 2022
James A. Nussle (1960)	Trustee since 2022	66
President and Chief Executive
Officer of America’s Credit
Unions (formerly Credit Union
National Association) from 2014
to November 2025; Director of
Portfolio Recovery Associates
(PRAA) since 2010; CEO of The
Nussle Group LLC (consulting
firm) since 2009
				None
James W. Runcie (1963)	Trustee since 2022	66	Co-Founder and CEO of Ed Advancement since 2017	Board Member of Follett Higher Education since 2022; Board Member of ECMC Group since 2021; Director and Audit Committee Chair of Class Acceleration Corporation from 2021 to 2022
Constance L. Souders (1950)	Trustee since 2022	66	Retired	None
Officers
Name, Address and Year of Birth (2)	Position with the Fund and Length of Service (3)	Principal Occupation During Past 5 Years
Michael W. Kremenak (1978)	President since 2023; Trustee since 2022	SVP, President – Thrivent Funds and Investment Products, Thrivent since 2025; Senior Vice President and Head of Mutual Funds, Thrivent from 2020 to 2025
David S. Royal (1971)	Trustee and Chief Investment Officer since 2022	Chief Financial Officer, Thrivent since 2022; Executive Vice President, Chief Investment Officer, Thrivent since 2017; President, Mutual Funds from 2015 to 2023

Name, Address and Year of Birth (2)	Position with the Fund and Length of Service (3)	Principal Occupation During Past 5 Years
Sarah L. Bergstrom (1977)	Treasurer and Principal Accounting Officer since 2022
Vice President, Thrivent Funds Treasurer and Chief Operations
Officer, Thrivent since 2025; Vice President, Chief Accounting Officer/
Treasurer - Mutual Funds, Thrivent from 2022 to 2025; Head of Mutual
Fund Accounting, Thrivent from 2017 to 2022

Edward S. Dryden (1965)	Chief Compliance Officer since 2022	Vice President, Chief Compliance Officer – Thrivent Funds, Thrivent since 2018
John D. Jackson (1977)	Secretary and Chief Legal Officer since 2022	Senior Counsel, Thrivent since 2017
Kathleen M. Koelling (5) (1977)	Privacy Officer since 2022	Vice President, Deputy General Counsel, Thrivent since 2018; Privacy Officer, Thrivent since 2011
Sharon K. Minta(5) (1973)	Anti-Money Laundering Officer since 2022	Director, Compliance and Anti-Money Laundering Officer of the Financial Crimes Unit, Thrivent since 2019
Troy A. Beaver (1967)	Vice President since 2022	Vice President, Mutual Funds Marketing & Distribution, Thrivent since 2015
Andrew R. Kellogg (6) (1972)	Vice President since 2022
Vice President, Operations, New Business, Underwriting, and Mutual
Funds, Thrivent since 2025; Vice President, Operations Development and Relations, Thrivent from 2023 to 2025; Director of Strategic
Partnerships, Thrivent from 2021 to 2023; Director, Client Relations,
SS&C/DST Systems, Inc. from 2016 to 2021

Jill M. Forte (1974)	Assistant Secretary since 2022	Senior Counsel, Thrivent since 2017
Richard L. Ramczyk (5) (1976)	Assistant Treasurer since 2022	Director, Fund Accounting and Valuation, Thrivent since 2022; Manager, Mutual Fund Accounting Operations, Thrivent from 2011 to 2022
Taishiro A. Tezuka (1985)	Assistant Treasurer since 2023	Director, Fund Administration, Thrivent since 2023; Director, Asset Wealth Management, PricewaterhouseCoopers LLP from 2020 to 2022

(1)“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent. Mr. Kremenak and Mr. Royal are considered interested persons because of their principal occupations with Thrivent.
(2)Unless otherwise noted, the address for each Trustee and Officer is 901 Marquette Avenue, Suite 2500, Minneapolis, MN 55402-3211.
(3)Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers generally serve at the discretion of the Board until their successors are duly appointed and qualified.
(4)The Trustees, other than Mr. Kremenak and Mr. Royal, are not “interested persons” of the Trust and are referred to as “Independent Trustees.”
(5)The address for this officer is 4321 North Ballard Road, Appleton, WI 54913.
(6)The address for this officer is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.

Additional Information on Trustees
The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other Trustees, that each Trustee is qualified to serve on the Board. The qualifications that may be considered include, but are not limited to experience on other boards, occupation, business experience, education, knowledge regarding investment matters, diversity of experience, personal integrity and reputation and willingness to devote time to attend and prepare for Board and committee meetings. No one factor is controlling, either with respect to the group or any individual. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the other Trustees, the Adviser, counsel, the Trust’s independent registered public accounting firm and other service providers, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service or academic positions and through experience from service as a board member of the Trust and other funds in the Fund Complex, another fund complex, public companies, or non-profit entities or other organizations as set forth below. The following is a summary of each Trustee’s particular professional and other experience that qualifies each person to serve as a Trustee of the Trust.
Interested Trustees
Michael W. Kremenak has served as a Trustee on the Board of the Fund Complex since 2021. He is currently the President of the Fund Complex and previously served as Senior Vice President from 2020 to 2023 and as Secretary and Chief Legal Officer from 2015 to 2020. He served as a Trustee and Senior Vice President of Thrivent Church Loan and Income Fund from 2020 to 2023. Mr. Kremenak joined Thrivent in 2013 and is currently Senior Vice President, President of Thrivent Funds and Investment Products. Before joining Thrivent, Mr. Kremenak worked in the legal department of a large asset management firm. Mr. Kremenak serves on the board of a non-profit organization and investment committees of two non-profit organizations.
David S. Royal has served as a Trustee on the Board of the Fund Complex since 2015. He is currently the Chief Investment Officer of the Fund Complex, and he previously served as President from 2015 to 2023 and as Secretary and Chief Legal Officer until 2015. He has served as Chief Financial Officer of Thrivent since 2022 and as Executive Vice President, Chief Investment Officer of Thrivent since 2017. Prior to his current position at Thrivent, Mr. Royal was Deputy General Counsel of Thrivent. He served as Trustee and President of Thrivent Church Loan and Income Fund from 2018 to 2023. Before joining Thrivent, Mr. Royal was a partner at an international law firm based in Chicago. Mr. Royal also has experience serving on the boards of directors of non-profit organizations.
Independent Trustees
Janice B. Case has served as a Trustee on the Board of the Fund Complex since 2011 and as Chair of the Governance and Nominating Committee since 2012. She has over 40 years of experience in the electric utilities industry, including ten years as an executive officer of a Florida-based electric utility and holding company. She is currently an Independent Director and serves on the Audit Committee and the Governance and Nominating Committee for MN8 Energy LLC and MN8 Energy Holdings, LLC. Since leaving full-time corporate employment, Ms. Case gained mutual fund industry experience as a former director on the board of another fund complex. Ms. Case has also served as a director on several public corporate and non-profit boards.
Robert J. Chersi has served as a Trustee on the Board of the Fund Complex and as Chair of the Audit Committee since 2017. He also has been determined by the Board to be an Audit Committee financial expert. Mr. Chersi has over 30 years of experience in the financial services industry and is the founder of Chersi Services LLC, a financial consulting firm. He is currently the Lead Independent Director and Audit Committee Chair at Acadian Asset Management Inc. Mr. Chersi is also the Executive Director of the Center for Global Governance, Reporting and Regulation of the Lubin School of Business at Pace University. He served as a Director of E*TRADE Bank and E*TRADE Financial Corporation from 2019 to 2020.

Arleas Upton Kea has served as a Trustee on the Board of the Fund Complex since 2022 and as Chair of the Ethics and Compliance Committee since 2024. She retired after more than 35 years of government experience at the Federal Deposit Insurance Corporation (FDIC) where she served in various roles, including as the Deputy to the Chairman for External Affairs; Chief Operating Officer and Deputy to the Chairman; Director, Administration; Ombudsman; and in the Legal Division, including as Acting Deputy General Counsel. As a member of FDIC’s leadership team, she served on the operating committee and the compensation committee and led initiatives in strategic planning, risk management, crisis management, business continuity planning, public policy, external affairs, human resources, and diversity, equity and inclusion. She has gained experience as a director on the board of several non-profit organizations.
Paul R. Laubscher has served as a Trustee on the Board of the Fund Complex since 2009 and as Chair of the Board since 2019. He also previously served as Chair of the Investment Committee from 2010 through 2018 and during a period in 2022. He is a holder of the Chartered Financial Analyst designation and has over 25 years of experience as a portfolio manager. Mr. Laubscher was formerly a senior investment manager of the retirement fund of a large public technology company.
Robert J. Manilla has served as a Trustee on the Board of the Fund Complex since 2022 and as Chair of the Investment Committee since 2023. He has over 30 years of experience in the financial services industry, including from 2007 to 2022 as Vice President and Chief Investment Officer of the Kresge Foundation, a private, national foundation that works to expand opportunities in America's cities through grantmaking and social investing in arts and culture, education, environment, health, human services and community development in Detroit. Mr. Manilla spent 20 years in the auto industry where he held management roles in product development, sales and marketing, manufacturing, international operations, capital markets and asset management. He has experience as a member on the board of several private, public, and non-profit organizations.
James A. Nussle has served as a Trustee on the Board of the Fund Complex since 2011 and as Chair of the Ethics and Compliance Committee from 2022 to 2024. He has more than 20 years of public service experience, including serving as a Representative from Iowa in the House of Representatives from 1991 through 2007 and as Director of the U.S. Office of Management and Budget. Mr. Nussle served as the President and Chief Executive Officer of America’s Credit Unions (formerly the Credit Union National Association), a national trade association for credit unions, from 2014 through 2025. Mr. Nussle has gained experience as a director on the advisory board of a private equity firm and on the board of several non-profit organizations.
James W. Runcie has served as a Trustee on the Board of the Fund Complex since 2022, as Chair-elect of the Contracts Committee in 2025, and as Chair of the Contracts Committee since 2026. He is the Chief Executive Officer of Ed Advancement, a not-for-profit organization that provides institutional capacity building support to mission-focused colleges and universities. Mr. Runcie previously served at the US Department of Education as Chief Operating Officer of Federal Student Aid. Prior to his government service, Mr. Runcie was an investment banking executive at several firms including UBS Investment Bank, Bank of America, and Donaldson, Lufkin and Jenrette. Mr. Runcie currently serves on the boards of several for-profit and not-for-profit organizations.
Constance L. Souders has served as a Trustee on the Board of the Fund Complex since 2007 and as Chair of the Contracts Committee from 2010 through 2025. She also served as the Audit Committee financial expert from 2010 through 2016. Ms. Souders has over 20 years of experience in the mutual fund industry, including eight years as the former Treasurer of a mutual fund complex and registered investment adviser and the Financial and Operations General Securities Principal of a mutual fund broker-dealer.
Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Trust and its Funds rests with the Board. The Board has engaged Thrivent Asset Mgt. to manage the Funds on a day-to-day basis. The Board is responsible for overseeing Thrivent Asset Mgt. and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Massachusetts law, other applicable laws and the Trust’s charter documents. The Board is currently composed of ten members, including eight Independent Trustees and two Interested Trustees. An “Independent Trustee” is not an

“interested person” (as defined in the 1940 Act) of the Trust, while an “Interested Trustee” is. The Board conducts regular meetings four times a year. In addition, the Board holds special in-person or virtual meetings or informal meetings to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel and an industry consultant to assist them in performance of their oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chair. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Trust’s charter documents, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established five standing committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish informal working groups or ad hoc committees to review and address the policies and practices of the Trust with respect to certain specified matters. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of the Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
The Trust and the Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Thrivent Asset Mgt. and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. Each of Thrivent Asset Mgt. and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board’s general oversight of the Trust and the Funds and is addressed as part of various Board and committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a committee, interacts with and reviews reports from, among others, Thrivent Asset Mgt. (including in its role as Liquidity Risk Management Program Administrator and Valuation Designee), the Chief Compliance Officer of the Trust, the Derivatives Risk Manager of the Trust, the independent registered public accounting firm for the Trust, and internal auditors for Thrivent Asset Mgt., as appropriate, regarding risks faced by the Trust and its Funds, and Thrivent Asset Mgt.’s risk management functions.
With respect to liquidity risk, the Board or one of its committees reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation. With respect to valuation risk, the Board oversees the Adviser in its role as Valuation Designee and reviews periodic reporting addressing valuation matters with respect to the Funds, including the Valuation Designee's annual assessment of the adequacy and effectiveness of the Valuation Designee's process for determining the fair value of the designated portfolio of securities. With respect to derivatives risk, the Board or one of its committees reviews reports received from the Derivatives Risk Manager on an annual and interim (if necessary) basis that address the operation and effectiveness of the Derivatives Risk Management Program.
The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board and the Ethics and Compliance Committee regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s annual review of the Trust’s advisory and other service provider agreements, the Board considers risk management aspects of these entities’ operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board of Trustees
The Board conducts oversight of the Trust with the assistance of five committees, which are Audit, Ethics and Compliance, Investment, Contracts, and Governance and Nominating. Each committee is comprised of all of the Independent Trustees. The responsibilities of each committee are described below.
Audit Committee. The Audit Committee oversees management of financial risks and controls and is responsible for recommending the engagement or retention of the Trust’s independent auditors. The Audit Committee serves as the channel of communication between the independent auditors of the Trust and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process, including permitted non-audit services. A representative of business risk management, which functions as the Adviser’s internal audit group, meets with the Audit Committee and provides reports to the Audit Committee on an as-needed basis (but at least annually). The Audit Committee met four times during the past fiscal year.
Ethics and Compliance Committee. The Ethics and Compliance Committee monitors ethical and compliance risks and oversees the legal and regulatory compliance matters of the Funds. The Ethics and Compliance Committee meets with and receives reports from the Trust’s Chief Compliance Officer, Chief Legal Officer, Privacy Officer, Anti-Money Laundering Officer and other Adviser personnel on matters relating to the compliance program and other regulatory and ethics matters. The Ethics and Compliance Committee met four times during the past fiscal year.
Investment Committee. The Investment Committee is designed to review investment strategies and risks in conjunction with its review of the Funds’ performance. The Investment Committee assists the Board in its oversight of the investment performance of the Funds; the Funds’ consistency with their investment objectives and styles; management’s selection of benchmarks, peer groups and other performance measures for the Funds; and the range of investment options offered to investors in the Funds. The Investment Committee met four times in the past fiscal year.
Contracts Committee. The Contracts Committee assists the Board in fulfilling its duties with respect to the review and approval of contracts between the Trust and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board deems necessary or appropriate for the continuation of operations of each Fund. The Contracts Committee met five times in the past fiscal year.
Governance and Nominating Committee. The Governance and Nominating Committee assists the Board in fulfilling its duties with respect to the governance of the Trust, including the review and evaluation of the composition and operation of the Board and its committees, the annual self-assessment of the Board and its committees and periodic review and recommendations regarding compensation of the Independent Trustees. The Governance and Nominating Committee makes recommendations regarding nominations for Trustees and will consider nominees suggested by shareholders sent to the attention of the President of the Trust. The Governance and Nominating Committee met four times during the past fiscal year.
Beneficial Interest in the Fund by Trustees
The following tables provide information, as of December 31, 2025, regarding the dollar range of beneficial ownership by each Trustee in the Funds. The dollar range shown in the third column reflects the aggregate amount of each Trustee’s beneficial ownership in all registered investment companies within the investment company complex that are overseen by the Trustee. For Independent Trustees only, the second and third columns include each Trustee’s deferred compensation, which is effectively invested in the Thrivent Mutual Funds. Thrivent International Large Cap ETF and Thrivent International Small Cap ETF had not commenced operations as of December 31, 2025. For more information on the deferred compensation plan, see “Compensation of Trustees and Officers” below.

Interested Trustees
Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Michael W. Kremenak	Thrivent International Large Cap ETF	None	Over $100,000
	Thrivent International Small Cap ETF	None
David S. Royal	Thrivent International Large Cap ETF	None	Over $100,000
	Thrivent International Small Cap ETF	None
Independent Trustees
Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Janice B. Case	Thrivent International Large Cap ETF	None	Over $100,000
	Thrivent International Small Cap ETF	None
Robert J. Chersi	Thrivent International Large Cap ETF	None	Over $100,000
	Thrivent International Small Cap ETF	None
Arleas Upton Kea	Thrivent International Large Cap ETF	None	Over $100,000
	Thrivent International Small Cap ETF	None
Paul R. Laubscher	Thrivent International Large Cap ETF	None	Over $100,000
	Thrivent International Small Cap ETF	None
Robert J. Manilla	Thrivent International Large Cap ETF	None	Over $100,000
	Thrivent International Small Cap ETF	None
James A. Nussle	Thrivent International Large Cap ETF	None	Over $100,000
	Thrivent International Small Cap ETF	None
James W. Runcie	Thrivent International Large Cap ETF	None	Over $100,000
	Thrivent International Small Cap ETF	None
Constance L. Souders	Thrivent International Large Cap ETF	None	Over $100,000
	Thrivent International Small Cap ETF	None
Compensation of Trustees and Officers
The Trust makes no payments to any of its officers for services performed for the Trust. The Independent Trustees are paid an annual base compensation of $265,000 to serve on the Boards of the Fund Complex. Each Trustee also receives $10,000 for each quarterly Board meeting and any in-person special meeting attended. The Board Chair is compensated an additional $120,000 per year; the Chair of the Audit Committee, who also serves as the Audit Committee Financial Expert, is compensated an additional $50,000 per year; the Chair of the Contracts Committee, the

Chair of the Investment Committee, the Chair of the Governance and Nominating Committee and the Chair of the Ethics and Compliance Committee are each compensated an additional $30,000 per year. Independent Trustees are reimbursed by the Trust for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Trustees of the Trust. The Trustees receive no pension or retirement benefits in connection with their service to the Trust.
The following table provides the amounts of compensation paid to the Trustees either directly or in the form of payments made into a deferred compensation plan for one year ended September 30, 2025:
Name of Trustee	Aggregate Compensation from Trust for One Year Ending September 30, 2025	Total Compensation Paid by Trust and Fund Complex for One Year Ending September 30, 2025(1)
Janice B. Case	$2,692	$327,500
Robert J. Chersi	$2,860	$347,500
Arleas Upton Kea	$2,692	$327,000
Paul R. Laubscher	$3,446	$417,500
Robert J. Manilla	$2,692	$327,500
James A. Nussle	$2,441	$297,500
James W. Runcie(2)	$2,510	$302,500
Constance L. Souders	$2,692	$327,500

(1)The Trust has adopted a deferred compensation plan for the benefit of the Independent Trustees of the Trust who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Fund Complex. Compensation deferred is effectively invested in the Thrivent Mutual Funds, the allocation of which is determined by the individual Trustee. The Trustees participating in the deferred compensation plan do not actually own shares of the Thrivent Mutual Funds through the plan, since deferred compensation is a general liability of the Thrivent Mutual Funds. However, a Trustee’s return on compensation deferred is economically equivalent to an investment in the applicable Thrivent Mutual Funds. For compensation paid during the one year ended September 30, 2025, the total amount of deferred compensation payable was $100,000 to Ms. Kea, $20,312 to Mr. Manilla, and $251,835 to Mr. Runcie.
(2)Mr. Runcie’s total compensation from the Trust and Fund Complex includes an additional $10,000 for serving as Chair-elect of the Contracts Committee in 2025.

Significant Shareholders
Control Persons and Principal Holders
A principal shareholder is any person who owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares. A control person is any person who beneficially owns, either directly or through controlled companies, 25% or more of a Fund’s outstanding shares. A shareholder who beneficially owns more than 25% of a Fund’s shares is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Fund’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Fund shareholders. As of [ ], 2026, no shares of the Funds were owned because the Funds had not yet commenced operations. An Authorized Participant may hold of record more than 25% of the outstanding shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be deemed to have control of a Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of a Fund.
Management Ownership
As of the date of this SAI, the officers and Trustees as a group beneficially owned less than 1% of each class of shares of a Fund.
Material Transactions with Independent Trustees
No Independent Trustee of the Trust or any immediate family member of an Independent Trustee has had, during the two most recently completed calendar years, a direct or indirect interest in the Adviser or the principal underwriter for the Funds, or in any person directly or indirectly controlling, controlled by or under common control with the Adviser or the principal underwriter for the Funds, exceeding $120,000. In addition, no Independent Trustee of the Trust or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Trust; an officer of the Trust; an investment company or an officer of any investment company having the same Adviser or principal underwriter as the Funds or having an Adviser or principal underwriter that directly or indirectly controls, is controlled by or under common control with the Adviser or principal underwriter of the Funds; the Funds’ Adviser or principal underwriter; an officer of the Funds’ Adviser or principal underwriter; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the Adviser or the principal underwriter of the Funds (an “Associated Person”). No Independent Trustee of the Trust or a member of the immediate family of an Independent Trustee has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.

Investment Adviser and Portfolio Managers
Investment Adviser
The Fund’s investment adviser, Thrivent Asset Mgt., was organized as a Delaware limited liability company on September 23, 2005. It is a subsidiary of Thrivent Financial Holdings, Inc., which is a wholly owned subsidiary of Thrivent. Thrivent Financial Holdings, Inc. owns 100% of Thrivent Asset Mgt.’s membership interests. The officers and directors of Thrivent Asset Mgt. who are affiliated with the Trust are set forth below under “Affiliated Persons.” Thrivent Asset Mgt. is located at 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3211.
Investment decisions for the Fund are made by Thrivent Asset Mgt., subject to the overall direction of the Board. Thrivent Asset Mgt. also provides investment research and supervision of the Fund’s investments and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of these assets.
Thrivent Asset Mgt. Portfolio Managers
Other Accounts Managed
In addition to the Funds, the portfolio managers may manage other accounts. The following table provides information about other accounts managed by the portfolio managers as of January 31, 2026, unless otherwise noted.
Portfolio Manager	Types of Accounts(1)	Total # of Accounts Managed	Total Assets in the Accounts	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Shu Guo	Other Registered Investment Companies:	5	$4,549,183,889.57	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0
Noah J. Monsen	Other Registered Investment Companies:	9	$9,255,297,912.06	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	2	$373,741,762.00	0	$0
Jing Wang	Other Registered Investment Companies:	5	$4,549,183,889.57	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0]
(1)The Other Registered Investment Companies represent series of Thrivent Mutual Funds, Thrivent Series Fund, Inc, and Thrivent Core Funds.
Compensation
Each portfolio manager of Thrivent Asset Mgt. is compensated by an annual base salary and an annual bonus, in addition to the various benefits that are available to all employees of Thrivent. The annual base salary for each portfolio manager is a fixed amount that is determined annually according to the level of responsibility and performance. The annual bonus provides for a variable payment that is attributable to the relative performance of each fund or account managed by the portfolio manager measured for one-, three-, and five-year periods against the median performance of other funds in the same peer group, as classified by Morningstar, or an index constructed with comparable criteria. Portfolio managers of private funds and/or proprietary accounts may receive an allocation of performance-based compensation. In addition, some portfolio managers are also eligible to participate in one or more of the following:

Long-Term Incentive Plan. Thrivent’s long-term incentive plan provides for an additional variable payment based on the extent to which Thrivent met corporate goals during the previous three-year period.
Deferred Compensation Plan. Thrivent’s deferred compensation plan allows for the deferral of salary and bonus into certain affiliated and unaffiliated mutual funds up to an annual dollar limit.
Key Employee Restoration Plan. Thrivent’s key employee restoration plan allows for the company to make a contribution to the plan on behalf of each participant.
Conflicts of Interest
The Adviser and its respective affiliates will be subject to certain conflicts of interest with respect to the services provided to the Funds. These conflicts will arise primarily, but not exclusively, from the involvement of the Adviser and the portfolio managers in other activities that from time to time conflict with the activities of the Funds. Portfolio managers at Thrivent Asset Mgt. typically manage multiple accounts. These accounts may include, among others, mutual funds, private funds, proprietary accounts and separate accounts (assets managed on behalf of pension funds, foundations and other investment accounts).
Managing and providing research to multiple accounts can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple accounts. Certain portfolio managers of the Funds and other individuals employed by the Adviser may receive compensation based on the performance of accounts managed by the Adviser. Managing an account that charges a performance-based fee could give a portfolio manager an incentive to favor that account over accounts such as the Funds that don’t charge performance-based fees. In addition, the side-by-side management of these funds and accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Thrivent Asset Mgt. seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Portfolio managers and other investment personnel may also encounter conflicts of interest related to the sharing of ideas or investment opportunities with other employees of the Adviser. To manage and mitigate conflicts of interest related to side-by-side management and sharing of investment opportunities, the Adviser has developed compliance policies and procedures. Additional information about potential conflicts of interest is set forth in the Form ADV of the Adviser. A copy of Part 1 and Part 2A of the Adviser’s Form ADV is available on the SEC’s website (adviserinfo.sec.gov).
Ownership in the Funds
The following table provides information as of September 30, 2025 on the dollar range of beneficial ownership by each portfolio manager for each Fund he or she manages.
Portfolio Manager	Fund	Fund Ownership
Noah M. Monsen	Thrivent International Large Cap ETF	None
	Thrivent International Small Cap ETF	None
Jing Wang	Thrivent International Large Cap ETF	None
	Thrivent International Small Cap ETF	None
Shu Guo	Thrivent International Large Cap ETF	None

Portfolio Manager	Fund	Fund Ownership
	Thrivent International Small Cap ETF	None
Affiliated Persons
The following officers of the Trust are affiliated with the Adviser in the capacities listed:
Affiliated Person	Position with Trust	Position with Thrivent Asset Mgt.
Michael W. Kremenak	Trustee and President	Elected Manager
David S. Royal	Trustee and Chief Investment Officer	President
Sarah L. Bergstrom	Treasurer and Principal Accounting Officer	Assistant Treasurer
Edward S. Dryden	Chief Compliance Officer	Chief Compliance Officer
John D. Jackson	Secretary and Chief Legal Officer	Assistant Secretary
Kathleen M. Koelling	Privacy Officer	Privacy Officer
Sharon K. Minta	Anti-Money Laundering Officer	Anti-Money Laundering Officer
Troy A. Beaver	Vice President	Elected Manager and Vice President
The Advisory Agreement
The advisory agreement provides that Thrivent Asset Mgt. provides overall investment supervision of the assets of each Fund. Thrivent Asset Mgt. furnishes and pays for all office space and facilities, equipment and clerical personnel necessary for carrying out the Adviser’s duties under the advisory agreement. The Adviser also pays all compensation of Trustees, officers and employees of the Trust who are the Adviser’s affiliated persons. All ordinary operating expenses of the Fund are paid by the Adviser under the advisory agreement, unless expressly assumed by the Funds. Such costs and expenses paid by the Funds under the advisory agreement include: (a) advisory fees; (b) expenses that the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the Act; (c) interest expense or other costs of a Fund’s borrowing(s) or financing activities; (d) taxes and governmental fees; (e) acquired fund fees and expenses; (f) broker’s commissions and any other transaction- or investment-related expenses incurred by a Fund; (g) costs related to meetings of shareholders; (h) litigation expenses, (i) indemnification expenses, (j) fees or expenses payable or other costs incurred in connection with securities lending, (k) expenses which are capitalized in accordance with generally accepted accounting principles, (l) extraordinary expenses, and (m) such other expenses as approved by a majority of the Board.
The advisory agreement will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board. The vote for approval must include the approval of a majority of the Trustees who are not interested persons (as defined in the Act). The advisory agreement terminates automatically upon assignment. With respect to a particular Fund, the advisory agreement is terminable at any time without penalty by the Board on 60 days written notice to the Adviser or by the vote of a majority of the outstanding shares of such Fund. The Adviser may terminate the agreement on 60 days written notice to the Trust.
Advisory Fees
For the Adviser’s services to the Funds, the Funds have agreed to pay the following management fee expressed as an annual rate of the Fund’s average daily net assets.

Fund	Management Fee
Thrivent International Large Cap ETF	[ ]%
Thrivent International Small Cap ETF	[ ]%
Code of Ethics
The Trust and Thrivent Asset Mgt. have each adopted a code of ethics pursuant to the requirements of the 1940 Act and the Investment Advisers Act of 1940. Under the Codes of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person’s position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.
Proxy Voting Policies
The Board has delegated to the Adviser the responsibility for voting any proxies with respect to the Funds in accordance with the proxy voting policies adopted by the Adviser. The Adviser’s proxy voting policy is included in Appendix A. Information about how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is updated each year by August 31 and is available without charge by calling 800-847-4836, at thriventETFs.com/prospectus, and at SEC.gov where it is filed on Form N-PX.

Underwriting and Distribution Services
The Funds’ principal underwriter and distributor, ALPS Distributors, Inc., is a Colorado corporation (the “Distributor”). Distributor is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. No officers or directors of Distributor are affiliated with the Trust. Under a Distribution Agreement (the “Distribution Agreement”), Distributor sells shares of the Funds as agent for the Trust. The Distribution Agreement continues in effect from year to year so long as its continuance is approved at least annually by the Board, including a majority of the Independent Trustees. Shares are continuously offered for sale by the Funds through the Distributor only in large blocks of shares, typically 10,000 shares, called creation units (“Creation Units”), as described in the Funds’ prospectus. Shares in less than Creation Units are not distributed by the Distributor.
Underwriting Commissions
Distributor began serving as the Funds’ principal underwriter and distributor at the Funds’ inception. The Distributor has not received any underwriting commissions as of the date of this SAI.
12b-1 Distribution Plan
The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) with respect to the Funds (other than Thrivent Mid Cap Value ETF). Pursuant to the 12b-1 Plan, the Trust, on behalf of the Funds (other than Thrivent Mid Cap Value ETF), may pay Distributor a distribution fee and shareholder servicing fee in connection with the promotion and distribution of Fund shares and the provision of services to shareholders. Such services include advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. No distribution or service fees are currently paid by the Funds, however, and there are no current plans to impose these fees. Future payments may be made under the 12b-1 Plan without any further shareholder approval. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund.
Distributor may pay all or a portion of the fees to any broker-dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement subject to the requirements of the 12b-1 Plan. To the extent not so paid by Distributor, it may retain such amounts.
The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear pursuant to the 12b-1 Plan without approval by a majority vote of Fund shareholders. The 12b-1 Plan also provides that other material amendments of the 12b-1 Plan must be approved by the Trustees, and by the Independent Trustees, by a vote cast in person at a meeting called for the purpose of considering such amendments.
While the 12b-1 Plan is in effect, the selection and nomination of the Independent Trustees of the Trust has been committed to the discretion of the Independent Trustees, and any person who acts as legal counsel for the Independent Trustees must be an independent legal counsel. The 12b-1 Plan shall continue with respect to the Funds (other than Thrivent Mid Cap Value ETF) from year to year, provided that such continuance is approved at least annually by the Board and by the Independent Trustees.
Shareholder Services
The Adviser may make arrangements for the Funds to make payments, directly or through the Adviser or its affiliates, to selected financial intermediaries (such as brokers or third party administrators) for providing certain shareholder services, including sub-transfer agency and related administrative services including, without limitation, the following services: processing and mailing monthly statements, prospectuses, annual reports, semiannual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The Funds may pay a fee for these services, directly or through the Adviser or its affiliates, to financial intermediaries selected by the Adviser and/or its affiliates. The actual services provided, and the fees paid for such services, may vary from firm to firm.
Other Payments
The Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Funds or their shareholders. The Adviser has also entered into an agreement with Thrivent Distributors, LLC (“Thrivent Distributors”), pursuant to which the Adviser pays (from its own resources, not the resources of the Funds) for services relating to the promotion, offering, marketing or distribution of the Funds and/or retention of assets maintained in the Funds. Compensation paid by the Adviser to Thrivent Distributors and its sales personnel may vary depending on certain factors as agreed upon from time to time.
In addition, the Adviser and Thrivent Distributors make payments, out of their own resources, to financial intermediaries that sell shares of the Funds in order to promote the distribution and retention of Fund shares. Such payments are made for a variety of purposes or services, including, without limitation, marketing and/or fund promotion activities and presentations, educational training programs, events or conferences (including sponsorships of such events by the Adviser), data analytics and support, printing and mailing costs, and the development of technology platforms and reporting systems. In addition, the Adviser makes payments (through Thrivent Distributors) to certain intermediaries that promote or make shares of the Funds available to their clients and to intermediaries for activities that the Adviser and Thrivent Distributors believe facilitate investment in the Funds. This compensation, often referred to as revenue sharing, is in addition to any compensation paid by the Funds through the 12b-1 Plan or for administrative, sub-transfer agency, networking, recordkeeping, and/or other shareholder support services. Currently, payments made to intermediaries are generally 0.10% on assets for each intermediary. However, these payments are expected to vary year to year and may differ depending on the intermediary. The Adviser may make arrangements at other rates with certain intermediaries.
These payments create an incentive for the financial intermediary or its financial representatives to recommend or offer shares of the Funds to you. The Adviser could make payments (through Thrivent Distributors) based on any number of metrics, including payments in fixed amounts, amounts based upon an intermediary’s services at defined levels, amounts based on the intermediary’s net sales of a Fund or one or more Thrivent funds in a year or other period, or calculated in basis points based on average net assets attributed to the intermediary, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Payments to an intermediary may be significant and may create conflicts of interest for the intermediary.
Revenue sharing arrangements are separately negotiated between the Adviser and/or its affiliates and the recipients of these payments. Revenue sharing payments are not made by the Funds and are not reflected as additional expenses in the fee table in the Funds’ prospectus.
As of the date of this SAI, the Adviser or its affiliates have agreements in place to pay the following intermediaries for the sale of Fund shares or related services:
Fidelity Brokerage Services LLC
Pershing, LLC

Other Services
Custodian
The custodian for the Funds is [name, street, city, state, zip]. The custodian is responsible for safeguarding the Funds’ assets held in the United States and for serving as the Funds’ foreign custody manager.
Transfer Agent and Related Shareholder Services
The transfer agent for the Funds is [name] (the “Transfer Agent”), [street, city, state, zip]. The Transfer Agent provides transfer agency and dividend payment services necessary to the Funds.
In addition, pursuant to an agreement between the Adviser and Thrivent Financial Investor Services Inc. (“TFISI”), TFISI provides certain related shareholder services that [name] has not been retained to perform and would not cause TFISI to fall within the meaning of a transfer agent under the Securities Exchange Act of 1934 (the “1934 Act”). Fees for the services provided by TFISI are paid by the Adviser and not borne by the Funds.
Administrator
[name, street, city, state, zip] provides both administrative and accounting services to the Funds under an Administrative Services Agreement. Fees payable to [name] for administrative and accounting services are paid by the Adviser and not borne by the Funds.
Independent Registered Public Accounting Firm
[name, street, city, state, zip], serves as the Funds’ independent registered public accounting firm, providing professional services including audits of the Funds’ annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review and signing of the annual income tax returns filed on behalf of the Funds.
Securities Lending
The Funds are new and have not entered into a contract with a securities lending agent and are not engaged in securities lending.

Continuous Offering
The Funds offer and issue shares at their NAV only in Creation Units. The method by which Creation Units are created and trade may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (the “1933 Act”), may occur.
Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Funds’ Transfer Agent, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with the sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Brokerage Allocation and Other Practices
Brokerage Transactions
In connection with the management of the investment and reinvestment of the assets of the Funds, the advisory agreement authorizes Thrivent Asset Mgt., acting by its own officers, directors or employees to select the brokers or dealers that will execute purchase and sale transactions for the Funds. In executing portfolio transactions and selecting brokers or dealers, if any, Thrivent Asset Mgt. will use reasonable efforts to seek on behalf of the Funds the best overall terms available.
In assessing the best overall terms available for any transaction, Thrivent Asset Mgt. will consider all factors it deems relevant, including:
(1) the breadth of the market in and the price of the security,
(2) the financial condition and execution capability of the broker or dealer, and
(3) the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).
In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Thrivent Asset Mgt. may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act, as amended) provided to any other accounts over which Thrivent Asset Mgt., or an affiliate of Thrivent Asset Mgt., exercises investment discretion. Thrivent Asset Mgt. may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Thrivent Asset Mgt. determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. To the extent applicable, the provisions of the European Union’s second Markets in Financial Instruments Directive, known as MiFID II, could have an impact on the allocation of brokerage transactions and the receipt and compensation for research services by Thrivent Asset Mgt.
To the extent that the receipt of the above-described services may supplant services for which Thrivent Asset Mgt. might otherwise have paid, it would, of course, tend to reduce the expenses of Thrivent Asset Mgt.
The research obtained by Thrivent Asset Mgmt. from a broker or dealer may be used to benefit all accounts managed or advised by Thrivent Asset Mgmt., including the Funds, and may not directly benefit the particular accounts that generated the brokerage commissions used to acquire the research product or service, including the Funds.
In certain cases, Thrivent Asset Mgt. may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Thrivent Asset Mgt. makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. The portion of the costs of such products or services attributable to research usage may be defrayed by Thrivent Asset Mgt., as the case may be, through brokerage commissions generated by transactions of its clients, including the Funds. Thrivent Asset Mgt. pays the provider in cash for the non-research portion of its use of these products or services.
Thrivent Asset Mgt. may obtain third-party research from broker-dealers or non-broker dealers by entering into a commission sharing arrangement (a “CSA”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow Thrivent Asset Mgt. to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third-party research providers for research.

The investment decisions for the Funds are and will continue to be made independently from those of other investment companies and accounts managed by Thrivent Asset Mgt. or its affiliates. Such other investment companies and accounts may also invest in the same securities as the Funds. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which Thrivent Asset Mgt. and its affiliates believe to be equitable to each investment company or account, including the Funds. In some instances, this investment procedure may affect the price paid or received by the Funds or the size of the position obtainable or sold by the Funds.
Brokerage Commissions
The Funds are new and, therefore, the Funds paid no brokerage commissions for each of the last three fiscal years.
Regular Brokers or Dealers
The Funds are new and, therefore, have not purchased securities issued by any “regular broker or dealer,” as that term is defined in Rule 10b-1 under the 1940 Act.
Portfolio Turnover Rates
The rate of portfolio turnover in the Funds will not be a limiting factor when Thrivent Asset Mgt. deems changes in a Fund’s portfolio appropriate in view of its investment objectives. As a result, while a Fund will not purchase or sell securities solely to achieve short term trading profits, a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective. A higher degree of equity portfolio activity will increase brokerage costs to a Fund. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.
The following table shows the portfolio turnover rates for Thrivent International Large Cap ETF’s Predecessor Mutual Fund for its last three fiscal years. Because Thrivent International Small Cap ETF has not yet commenced operations as of the date of this SAI, no portfolio turnover rate information is presented.

Fund	10/31/2025	10/31/2024	10/31/2023
Thrivent Core International Equity Fund	84%	87%	86%

Purchase, Redemption and Pricing of Shares
Unlike mutual funds, the Funds offer and issue shares at their NAV to broker-dealers and other financial intermediaries who are participants in the NSCC and who have signed an Authorized Participant Agreement with the Distributor, and accepted by the Transfer Agent, only in Creation Units, generally in exchange for a basket of securities and/or instruments (the “Deposit Securities”), together with a deposit of a specified cash payment (the “Cash Component”). The Funds may, in certain circumstances, issue Creation Units solely in exchange for a specified all-cash payment (“Cash Deposit”). Shares of the Funds are likewise redeemable by the Funds only in Creation Units, generally in exchange for a basket of securities and instruments (“Redemption Securities”), together with a Cash Component. As with the offer and sale of Creation Units, the Funds may, in certain circumstances, redeem Creation Units in exchange for a specified all-cash payment. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. The Funds may decide to use a “custom basket” to reduce costs, to increase trading or tax efficiency or for other reasons.
Each Fund charges creation/redemption transaction fees for each creation and redemption to cover the cost to the Fund of processing the transaction. In all cases, transaction fees are limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.
Each Fund offers, issues and sells its shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Authorized Participant Agreement, on any Business Day.
Notwithstanding the foregoing, each Fund may, but is not required to, permit orders until 4:00 p.m., Eastern time, or until the market close (in the event the exchange on which the relevant Fund’s Shares are listed closes early). A “Business Day” with respect to a Fund is each day the Fund is open, including any day that a Fund is required to be open under Section 22(e) of the 1940 Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders to create or redeem Creation Units will be accepted by the Transfer Agent, and subject to the approval of the Distributor, only from the Authorized Participants. As noted below, on certain Business Days, underlying markets in which the Funds invest will be closed. On those days, the Funds may be unable to purchase or sell securities in such markets.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the [ ] is stopped at a time other than its regularly scheduled closing time. Each Fund reserves the right to reprocess creation and redemption transactions that were initially processed at any NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) Authorized Participants based on the official closing NAV.
Fund Deposits
The consideration for purchase of Creation Units generally consists of Deposit Securities and the Cash Component, or, as permitted by a Fund, the Cash Deposit. Together, the Deposit Securities and the Cash Component constitute a “Fund Deposit” or “basket” as that term is used in Rule 6c-11 under the 1940 Act. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.
The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit

Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component to the Funds. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component from the Funds. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant. In addition to above, the Cash Component may also include a “Dividend Equivalent Payment,” which enables the Funds to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by a Fund with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the securities had been held by a Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for a Fund and ends on the next ex-dividend date.
[ ], each Fund’s Transfer Agent and custodian, through the NSCC, makes available on each Business Day, prior to the opening of business (subject to amendments) on the NYSE (currently 9:30 a.m., Eastern time), the identity and the required number of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day).
The Deposit Securities and Cash Component are subject to any adjustments, as described below, in order to effect purchases of Creation Units of the Funds until such time as the next-announced composition of the Deposit Securities and Cash Component is made available.
The Funds may also permit the substitution of an amount of cash (a “cash-in-lieu” amount) to replace any Deposit Security. In determining whether a Fund will issue Creation Units entirely or partially on a cash or in-kind basis (whether for a given day or a given order), the key consideration is the benefits that would accrue to the Fund and its investors. For example, in light of anticipated purchases of different portfolio securities, a Fund may wish to receive additional cash as part of a Fund Deposit, or may wish to receive a Cash Deposit. In addition, the Funds may permit an Authorized Participant to deposit cash in lieu of some or all of the Deposit Securities in a Fund Deposit because such instruments are not eligible for trading by the Authorized Participant or the investor on whose behalf the Authorized Participant is acting. Other circumstances in which a Fund may permit the substitution of a “cash in-lieu” amount include, but are not limited to, Deposit Securities that may not be available in sufficient quantity for delivery, that may not be eligible for trading by a Participating Party (defined below), that may not be permitted to be re-registered in the name of a Fund as a result of an in-kind creation order pursuant to local law or market convention, or that may not be eligible for transfer through the systems of the Depository Trust Company (the “DTC”) or the Clearing Process (as discussed below), or the Federal Reserve System for U.S. Treasury securities. The Funds also reserves the right to permit a “cash-in-lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities from an investor to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations at the discretion of the Funds. In each case, the amount of cash contributed will be equivalent to the price of the instrument listed as a Deposit Security.
“Cash-in-lieu” amounts will only be used in the creation and redemption process when the use is consistent with applicable law.
Procedures for Creating Creation Units
To be eligible to place orders with the Distributor and to create a Creation Unit of the Funds, an entity must be: (i) a “Participating Party” (i.e. a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC); or (ii) a participant of DTC (“DTC Participant”) and must have entered into an Authorized Participant Agreement with the Distributor, and accepted by the Transfer Agent, with respect to creations and redemptions of Creation Units

(“Authorized Participant Agreement”) (discussed below). All shares of the Funds, however created, will be entered on the records of the DTC in the name of its nominee for the account of a DTC Participant.
Except as described below, and in all cases subject to the terms of the applicable Authorized Participant Agreement and any creation and redemption procedures adopted by the Funds and provided to all Authorized Participants, to initiate a creation order for a Creation Unit, an Authorized Participant must submit an irrevocable order to purchase shares in proper form to the Transfer Agent at the close of regular trading on the NYSE, typically 4:00 p.m., Eastern Time on each Business Day for creation of Creation Units to be effected based on the NAV of shares of the Funds on that Business Day. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant via the electronic order entry system, by telephone or other transmission method acceptable to the Transfer Agent and the Distributor pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker-dealer may not have executed an Authorized Participant Agreement and, therefore, orders to create Creation Units of the Funds will have to be placed by the investor’s broker-dealer through an Authorized Participant. In such cases, there may be additional charges to such investor.
Creation Units may be created in advance of the receipt by the Funds of all or a portion of a Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of a Fund Deposit and will be required to post collateral with a Fund consisting of cash up to 115% of the marked-to-market value of such missing portion(s). The Funds may use such collateral to buy the missing portion(s) of a Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the value of such collateral. The Funds will have no liability for any such shortfall. The Funds will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Custodian and deposited into the Fund. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker-dealer or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Orders to create Creation Units of the Funds may be placed through the Clearing Process utilizing procedures applicable for domestic securities (see “Placement of Creation Orders Using the Clearing Process”) or outside the Clearing Process utilizing the procedures applicable for foreign securities (see “Placement of Creation Orders Outside the Clearing Process”). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders as stated in the “Placement of Creation Orders Outside the Clearing Process” section below shall operate.
Placement of Creation Orders Using the Clearing Process
Fund Deposits created through the Clearing Process, if available, must be delivered through a Participating Party that has executed an Authorized Participant Agreement.
The Authorized Participant Agreement authorizes the Custodian to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Custodian to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner within two Business Days; and the Cash Component to the Fund, together with such additional information as may be required by the Transfer Agent and the Distributor as set forth in the Authorized Participant Agreement. An order to create Creation Units of the Funds through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by 2:00 p.m. Eastern Time on each Business Day on such Transmittal Date and (ii) all other procedures set forth in the Authorized Participant Agreement are properly followed. All orders are subject to acceptance by the Funds and the Distributor in accordance with the procedures set forth in the Authorized Participant Agreement.
Placement of Creation Orders Outside the Clearing Process
The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian. The Custodian will cause the sub-custodian of the Funds to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash-in-lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Funds must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.
Once a creation order is accepted by the Funds and the Distributor, the Transfer Agent will confirm the issuance of a Creation Unit of the Funds against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.
Creation Units will not be issued until the transfer of good title to the Funds of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.
Acceptance of Creation Orders
The Funds reserve the right to reject or revoke a creation order transmitted to it by the Distributor or its agent in respect to the Funds for any legally permissible reason, including, but not limited to, the following circumstances: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; or (v) in the event that circumstances outside the control of the Funds, the Transfer Agent, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting a Fund, the Adviser, the Distributor, DTC, the Clearing Process, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The Distributor shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Funds, Transfer Agent, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.
All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component, as applicable, shall be determined by the Funds, and a Fund’s determination shall be final and binding.

Creation Transaction Fee
All persons purchasing Creation Units are expected to incur a transaction fee to cover the estimated cost to the Funds of processing the transaction, including estimated trading costs of converting a Fund Deposit into the desired portfolio composition, and the costs of clearance and settlement charged to a Fund by NSCC or DTC. A fixed creation transaction fee of [$150] for the Funds, charged by and payable to the Custodian is imposed on each in-kind creation transaction ($[100] for cash creations) regardless of the number of Creation Units purchased in the transaction. In the case of cash creations or where a Fund permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge of up to [3%] for Thrivent International Large Cap ETF and up to [3%] for Thrivent International Small Cap ETF, based on the value of a Creation Unit, to compensate the Funds for the costs associated with purchasing the applicable securities (see “Fund Deposit” section above). As a result, in order to seek to replicate the in-kind creation order process, the Funds expect to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where a Fund makes Market Purchases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at the NAV next determined after receipt of a redemption request in proper form on a Business Day and only through a Participating Party or DTC Participant who has executed an Authorized Participant Agreement. The Funds will not redeem shares in amounts less than Creation Units (except a Fund may redeem shares in amounts less than a Creation Unit in the event the Fund is being liquidated). Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Funds. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Authorized Participant Agreement.
Each Fund may publish a designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (the “Fund Securities” or “Redemption Basket”), and an amount of cash (each subject to possible amendment or correction) as applicable, in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and cash amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Redemption Baskets may differ and the Fund may accept “custom baskets.” See “Custom Baskets” below.
Except as described below, and in all cases subject to the terms of the applicable Authorized Participant Agreement and any creation and redemption procedures adopted by the Funds and provided to all Authorized Participants, to initiate a redemption order for a Creation Unit, an Authorized Participant must submit an irrevocable order to redeem shares in proper form to the Transfer Agent at the close of regular trading on the NYSE, typically 4:00 p.m., Eastern Time on each Business Day for redemption of Creation Units to be effected based on the NAV of shares of the Fund on that Business Day.

Orders must be transmitted by an Authorized Participant via the electronic order entry system, by telephone or other transmission method acceptable to the Transfer Agent and the Distributor pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Unless cash only redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities – as announced on the Business Day of the request for a redemption order received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Notwithstanding the foregoing, a Fund may substitute a “cash-in-lieu” amount to replace any Fund Security in certain limited circumstances. “Cash-in-lieu” amounts will only be used in the redemption process when the use is consistent with applicable law. The amount of cash paid out in such cases will be equivalent to the value of the instrument listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference will be included in the Cash Component required to be delivered by an Authorized Participant. In determining whether a Fund will redeem Creation Units entirely or partially on a cash or in-kind basis (whether for a given day or a given order), the key consideration is the benefits that would accrue to a Fund and its investors. Cash redemptions typically require selling portfolio instruments, which may result in adverse tax consequences for the remaining Fund shareholders that would not occur with an in-kind redemption. As a result, tax considerations may favor use of in-kind redemptions. See “Taxes” below. In addition, as with purchases of Creation Units, the Funds may permit an Authorized Participant to receive cash in lieu of some or all of the Fund Securities because such instruments are not eligible for trading by the Authorized Participant or the investor on whose behalf the Authorized Participant is acting.
Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Funds reserve the right to redeem Creation Units for cash to the extent that a Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering a Fund Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.
The right of redemption may be suspended or the date of payment postponed with respect to the Funds: (i) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE Arca is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by a Fund of securities it owns or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.
If a Fund determines, based on information available to the Fund when a redemption request is submitted by an Authorized Participant, that (i) the short interest of the Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming fund shares on a Business Day represent 25% or more of the outstanding shares of the Fund, such Authorized Participant will be required to verify to the Fund the accuracy of its representations that are deemed to have been made by submitting a request for redemption.
If, after receiving notice of the verification requirement, the Authorized Participant does not verify, with respect to any portion of the shares of a Fund requested to be redeemed, the accuracy of the Authorized Participant’s representations that are deemed to have been made by submitting a redemption request, the Fund reserves the right to reject that portion of the redemption request.

Deliveries of redemption proceeds by a Fund are generally made within one Business Day (i.e., “T+1”). Each Fund reserves the right to settle redemption transactions on a basis other than T+1, if necessary or appropriate under the circumstances. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+1 because of the occurrence of a holiday in the U.S. bond market that is not a holiday observed in the U.S. equity market.
Redemption Transaction Fee
All persons redeeming Creation Units are expected to incur a transaction fee to offset transfer and other transaction costs that may be incurred by the relevant Fund. The basic in-kind redemption transaction fee of $[ ] ($[ ] for cash redemptions), charged by and payable to the Custodian, is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Funds expect to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where a Fund makes Market Sales, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Fund and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker-dealer or other such intermediary may be charged a fee for such services. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect a Fund’s performance.
Placement of Redemption Orders Using the Clearing Process
Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through a Participating Party that has executed the Authorized Participant Agreement. An order to redeem Creation Units of the Funds using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent by 2:00 p.m. Eastern Time on each Business Day on such Transmittal Date; and (ii) all other procedures set forth in the Authorized Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. All orders must be accepted by the Distributor in accordance with the procedures set forth in the Authorized Participant Agreement. An order to redeem Creation Units of the Funds using the Clearing Process made in proper form but received by a Fund after 2:00 p.m. Eastern Time on each Business Day will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred within two Business Days following the date on which such request for redemption is deemed received.
Placement of Redemption Orders Outside the Clearing Process
Arrangements satisfactory to a Fund must be in place for the Participating Party to transfer the Creation Units through the DTC on or before the settlement date. Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Funds (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that a Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering a Fund Securities under such laws.
In connection with taking delivery of shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, a Fund may, in its discretion, exercise its option to substitute a “cash-in-lieu” amount for such Fund Securities, and the redeeming shareholder will be required to receive its redemption proceeds with respect to such Fund Securities in cash.
Custom Baskets
Creation and redemption baskets may differ and the Funds may in the future accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a selection of a Fund’s portfolio holdings rather than all Fund holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. Each Fund has adopted policies and procedures that govern the construction and acceptance of baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of a Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of a Fund may be taken into account.
Distribution of Shares
In connection with each Fund's launch, the Fund was seeded through the sale of one or more Creation Units by the Fund to one or more initial investors. Initial investors participating in the seeding of a Fund or that purchase Creation Units after a Fund's launch may be Authorized Participants or a lead market maker, other third-party investors or affiliates of the Fund or the Adviser purchasing from an Authorized Participant. Each such initial investor and any other affiliate of a Fund or the Adviser may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for a Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. A Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares. Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant. Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales. Any Selling Shareholder and any other person participating in such distribution will be subject to any applicable provisions of the 1934 Act and the rules and regulations thereunder.

Net Asset Value
The net asset value per share is generally determined at the close of regular trading on the NYSE, or any other day as provided by Rule 22c-1 under the 1940 Act. Determination of NAV may be suspended when the NYSE is closed or if certain emergencies have been determined to exist by the SEC, as allowed by the 1940 Act. If the NYSE has an unscheduled early close but certain other markets remain open until their regularly scheduled closing time, the NAV may be determined as of the regularly scheduled closing time of the NYSE. If the NYSE and/or certain other markets close early due to extraordinary circumstances (e.g., weather, terrorism, etc.), the NAV may be calculated as of the early close of the NYSE and/or other markets. The NAV generally will not be determined on days when, due to extraordinary circumstances, the NYSE and/or certain other markets do not open for trading.
The NAV is determined by adding the market or appraised value of all securities and other assets; subtracting liabilities; and dividing the result by the number of shares outstanding.
The market value of portfolio securities is determined at the close of regular trading of the NYSE on each day the NYSE is open. The value of portfolio securities is determined in the following manner:
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Exchange Traded Securities that are traded on U.S. exchanges or included in a national market system, including options, shall be valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system. If there have been no sales and the exchange traded security is held long, the latest bid quotation is used. If the exchange traded security is held short, the latest ask quotation is used.
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Over-the-counter securities held long for which reliable quotations are available shall be valued at the latest bid quotations. If the over-the-counter security is held short, it shall be valued at the latest ask quotation.
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Fixed income securities traded on a national securities exchange will be valued at the last sale price on such securities exchange that day. If there have been no sales, the latest bid quotation is used.
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Because market quotations are generally not “readily available” for many debt securities, foreign and domestic debt securities held by the Funds may be valued by an Approved Pricing Service (“APS”), using the evaluation or other valuation methodologies used by the APS. If quotations are not available from the APS, the Adviser’s Valuation Committee shall make a fair value determination.
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The Funds may value debt securities with a remaining maturity of 60 days or less at amortized cost.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.
Securities and assets for which there is not a readily available market quotation will be appraised at fair value by the Adviser’s Valuation Committee pursuant to written procedures.
Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of shares of a Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of NAV.
For purposes of determining the NAV of shares of a Fund all assets and liabilities initially expressed in foreign currencies (if any) will be converted into U.S. dollars based upon an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Tax Status
Federal Tax Information for the Funds
This discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
It is each Fund’s policy to qualify for taxation as a “regulated investment company” (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a Fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax on its net investment income and any net realized capital gains. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has elected and intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a Fund must, among other requirements, distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
Certain master limited partnerships may qualify as “qualified publicly traded partnerships” for purposes of the Subchapter M diversification rules described above. To do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, the partnership must meet the 90% gross income requirements for the exception from treatment as a corporation with gross income other than income consisting of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.
The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, each Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and certain amounts with respect to which estimated taxes are paid in such calendar year. Each Fund may in certain circumstances be required to liquidate Fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect a Fund’s ability to satisfy the requirements for qualification as a RIC.
Dividends and interest received from a Fund’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, but not both, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then, subject to certain limitations, either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If a Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.
Each Fund’s transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.
If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund was able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.
Each Fund’s transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Internal Revenue Code and are subject to special tax rules. In a given case, these rules may accelerate income to a Fund, defer its losses, cause adjustments in the holding periods of the Fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the Fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Fund and its shareholders.

Under Section 988 of the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.
Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.
Capital losses in excess of capital gains (net capital losses) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, each Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Capital loss carryforwards will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in each Fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the Funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a Fund.
Any dividends declared by a Fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a Fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced rates to individuals as described below) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the Fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the Fund become ex-dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
Distributions from net capital gain (if any) that are reported as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a Fund. However, if you receive a capital gains dividend with respect to Fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Internal Revenue Code.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
At the beginning of every year, each Fund will provide shareholders with a tax reporting statement containing information detailing the estimated tax status of any distributions that the Funds paid during the previous calendar year. REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues the tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement in completing your tax returns.
Each Fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of its tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year.
If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter, as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. To the extent that a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
For corporate investors in a Fund, dividend distributions the Fund reports as dividends received from qualifying domestic corporations will be eligible for the 50% corporate dividends-received deduction to the extent they would qualify if the Fund were a regular corporation.
Distributions by a Fund also may be subject to state, local and foreign taxes, which may differ from the federal income tax treatment described above.
A sale of shares in a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. The maximum individual tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus (or minus) the amount of cash paid (or received) for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of any securities received plus (or minus) the amount of any cash received (or paid) for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the exchange of securities for Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Any loss upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains. Authorized Participants who are dealers in securities are subject to the tax rules applicable to dealers, which may result in tax consequences to such Authorized Participants different from those described herein.
Each Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. Each Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. Authorized Participants exchanging securities for Creation Units or redeeming Creation Units should consult with their own tax adviser.
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, each Fund generally serve to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund where, for example, (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or (ii) its shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing the Funds from holding investments in REITs that hold residual interests in REMICs, and the Funds may do so.
Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. Each fund is permitted to pass through to shareholders the character of ordinary REIT dividends so as to allow non-corporate shareholders to claim this deduction. There currently is no mechanism for a Fund to pass through to non-corporate shareholders the character of income derived from MLP investments. It is uncertain whether future legislation or other guidance will enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments.

Backup Withholding. Each Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends and redemption proceeds paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Disclosure for Non-U.S. Shareholders. Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Internal Revenue Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Internal Revenue Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by each Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, under special rules regarding the disposition of “U.S. real property interests” (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.
If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. Each Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.
In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of a Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors. Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund (as described below).
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than 10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund's foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund.
Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.
Each Fund generally does not expect its shares to be considered USRPIs. Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding a Fund’s shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding a Fund’s shares through foreign entities should consult their tax advisers about their particular situation.
A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Reportable Transactions. Under U.S. Treasury regulations, if a shareholder recognizes a loss of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Funds are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Dividends and Distributions
Dividends
Dividends of the Funds, if any, are generally declared and paid annually. Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains, if any, received by the Funds.
Capital Gains
Capital gains distributions, if any, usually will be declared and paid in December for the prior twelve-month period ending October 31.

Financial Statements
Audited financial statements for Thrivent Core International Equity Fund, a series of Thrivent Core Funds, as of October 31, 2025, including the notes thereto, and the reports of [ ] thereon, are incorporated herein by reference from the Thrivent Core Funds Form N-CSR for its most recently completed fiscal year.
Because Thrivent International Small Cap ETF had not yet commenced operations prior to the date of this SAI, the Fund does not have financial statements.

Appendix A—Proxy Voting Policy

Thrivent Financial for Lutherans and

Thrivent Asset Management, LLC

Proxy Voting Policies and Procedures and Voting Guidelines Summary

Introduction

Responsibility to Vote Proxies

Overview. Thrivent Financial for Lutherans and Thrivent Asset Management, LLC (collectively, in their capacity as investment advisers, “Thrivent”) have adopted Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting Thrivent’s fiduciary duty with regard to the voting of client proxies, including investment companies which it sponsors and for which it serves as investment adviser (“Thrivent Funds”) and by institutional accounts who have requested that Thrivent be involved in the proxy process.

Fiduciary Considerations. It is the policy of Thrivent that decisions with respect to proxy issues will be made primarily in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Thrivent seeks to vote proxies solely in the interests of the client, including Thrivent Funds, and in a manner consistent with its fiduciary obligations and responsibilities. Logistics involved may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The procedural requirements contained in these Policies and Procedures do not apply in the case of requests for consents related to investments in private funds. With respect to private fund investments, the procedures described below under “Consents Related to Private Investments” apply.

Administration of Policies and Procedures

Thrivent has formed a committee that is responsible for establishing positions with respect to corporate governance and other proxy issues, among other oversight functions related to Thrivent’s responsible investment processes (“Committee”). Annually, the Committee reviews the Policies and Procedures, including in relation to recommended changes reflected in applicable benchmark policies and voting guidelines of Institutional Shareholder Services Inc. (“ISS”). As discussed below, Thrivent may, with the approval of the Committee, vote proxies other than in accordance with the applicable voting guidelines in the Policies and Procedures.

How Proxies are Reviewed, Processed and Voted

Proxy Voting Process Overview

Thrivent’s proxy voting process is designed to act in the best interests of the Thrivent Funds and other accounts it manages, adhering to legal and fiduciary standards. This process involves a careful evaluation of management and shareholder proposals pursuant to Thrivent’s Proxy Voting Guidelines, incorporating a wide range of factors that are financially material to portfolio companies’ and Thrivent clients’ objectives. Thrivent’s global approach is informed by various sources, including management’s recommendation, the recommendation of proxy voting advisory firms, and internal assessments. Thrivent’s Proxy Voting Guidelines are crafted to help clients and portfolio companies understand its voting rationale, maintaining flexibility to adapt to individual situations.

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Thrivent expects to vote proxies on behalf of clients in many cases in accordance with the Voting Guidelines. Thrivent retains the discretion, however, to vote any proxy on behalf of all or one or more clients in a manner inconsistent with the Voting Guidelines if Thrivent determines that doing so is in each applicable client’s best interest. In making such a determination, Thrivent may consider any information it deems relevant, including each applicable client’s investment objectives, strategies and processes. In such cases, the person requesting to diverge from the Voting Guidelines or process is required to document in writing the rationale for their vote and submit all written documentation to the Committee for review and approval. In determining whether to approve any particular request, the Committee will determine that the request is not influenced by any conflict of interest and is in the best interests of the applicable client(s). As a result, there may be instances when, with respect to a particular proxy vote item, Thrivent votes proxies on behalf of some clients in a manner that differs from how Thrivent votes proxies for other clients.

Notwithstanding any of the above, Thrivent may also vote proxies in any matter as directed by a client.

Retention of a Third Party Proxy Adviser

In order to facilitate the proxy voting process, Thrivent has retained ISS, an unaffiliated third-party proxy service provider, to provide proxy voting-related services, including custom vote recommendations, research, vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibilities. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. ISS analyzes each proxy vote of Thrivent’s client accounts and prepares a recommendation and/or materials for Thrivent’s consideration which reflect ISS’s application of the Policies and Procedures.

In determining how to vote proxies, Thrivent’s Proxy Voting Guidelines leverage the ISS Benchmark Proxy Voting Guidelines (“Benchmark Guidelines”) where applicable. For certain proposal types, Thrivent will provide standing instructions to ISS to vote proxies based on the recommendation of the Benchmark Guidelines; for other proposal types, Thrivent’s investment and/or other personnel, as the circumstances warrant, may leverage research and recommendations issued pursuant to the Benchmark Guidelines as part of the determination process.

The Benchmark Guidelines can be found at https://www.issgovernance.com/policy-gateway/voting-policies/.

Thrivent utilizes ISS’s voting agent services for notification of upcoming shareholder meetings of portfolio companies held in client accounts and to transmit votes on behalf of Thrivent’s clients. ISS provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy voting process. The final authority and responsibility for proxy voting decisions remains with Thrivent, unless otherwise directed by a client. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our respective clients, while adhering to legal and fiduciary standards to maximize shareholder value.

Shareholder Proposals

For shareholder proposals where Thrivent uses research and recommendations issued pursuant to the Benchmark Guidelines and a voting determination is made by investment and/or other Thrivent personnel, Thrivent has developed evaluation frameworks designed to thoroughly assess each proposal, ensuring alignment with the best interests of company shareholders. Aspects of these frameworks may also be used for other proposals where Thrivent uses research and recommendations issued pursuant to the Benchmark Guidelines and a voting determination is made by investment and/or other Thrivent personnel.

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Supplement Applicable to Quantitative/Index Strategies

Certain of Thrivent’s client accounts are accounts (or a portion thereof) that employ a quantitative strategy that relies on factor-based models or an index-tracking approach rather than primarily on fundamental security research and analyst coverage that an actively managed portfolio using fundamental research would typically employ (“Quantitative/Index Accounts”); often, Quantitative/Index Accounts hold a high number of positions. Accordingly, in light of the considerable time and effort that would be required to review ISS research and recommendations and the differing strategies for these accounts, absent client direction, for securities held only in Quantitative/Index Accounts, for certain categories of proposals, Thrivent uses a different process to review and determine a voting outcome that is used for other accounts. For these categories of proposals, Thrivent provides, consistent with the best interest of its clients, standing instructions to ISS to vote proxies for Quantitative/Index Accounts based on the recommendation of ISS pursuant to the Benchmark Guidelines. When securities are also held in accounts (or a portion thereof) that rely on fundamental security research and analyst coverage, the Quantitative/Index Accounts will generally vote in accordance with the voting determination of those fundamental account(s), subject to any exceptions that may arise consistent with these guidelines and policies.

Monitoring and Resolving Conflicts of Interest

The Committee is responsible for monitoring and resolving possible material conflicts between the interests of Thrivent and those of its clients with respect to proxy voting. Examples of situations where conflicts of interest can arise are when i) the issuer is a vendor whose products or services are material to Thrivent’s business; ii) the issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Thrivent; iii) an Access Person1 of Thrivent also serves as a director or officer of the issuer; and iv) there is a personal conflict of interest (e.g., familial relationship with company management). Other circumstances or relationships can also give rise to potential conflicts of interest.

All material conflicts of interest will be resolved in the interests of the clients. Application of the Policies and Procedures’ applicable voting guidelines to vote client proxies is generally relied on to address possible conflicts of interest since the voting guidelines are pre-determined by the Committee. Where there is discretion in the voting guidelines, voting as recommended under an ISS policy may be relied on to address potential conflicts of interest.

In cases where Thrivent is considering overriding these Policies and Procedures’ applicable voting guidelines, or in the event there is discretion in determining how to vote (for example, where or the guidelines provide for a case by case internal review) matters presented for vote are not governed by such guidelines, the Committee will follow these or other similar procedures:

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Compliance will conduct a review to seek to identify potential material conflicts of interest. If no material conflict of interest is identified, the proxy will be voted as determined by the Committee or the appropriate Thrivent personnel under these policies and procedures. The Compliance review process for identifying potential conflicts of interest will be reviewed by the Committee and may include a review of factors indicative of a potential conflict of interest or a determination that voting in accordance with ISS’s recommendation(s) can reasonably be relied on to address potential conflicts of interest.

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If a material conflict of interest is identified, the Committee will be apprised of that fact and the Committee will evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what Thrivent believes to be the best interests of clients, and without regard for the conflict of interest. The Committee will document its vote determination, including the nature of the material conflict, the Committee’s analysis of the matters submitted for proxy vote, and the reasons why the Committee determined that the votes were cast in the best interests of clients.

[1]	“Access Person” has the meaning provided under the current Thrivent Code of Ethics.

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Certain Thrivent Funds (“top tier fund”) may own shares of other Thrivent Funds (‘‘underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund (or no other shareholders other than Thrivent-advised accounts), Thrivent may vote the accounts invested in the underlying fund in what Thrivent believes to be the client’s best interest.

Shareblocking

Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. Thrivent generally refrains from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Applying Proxy Voting Policies to non-U.S. Companies

Thrivent applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which apply without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that applying policies developed for U.S. corporate governance may not be appropriate for all markets.

Securities Lending

From time to time, certain clients may participate in a securities lending program. Thrivent will not have the right to vote shares on loan as of record date. Thrivent will generally not seek to recall shares on loan in order to vote, unless it determines that a vote would have a material effect on an investment in such loaned security. Thrivent will use reasonable efforts to recall securities. The ability to vote recalled shares is subject to administrative considerations, including the feasibility of a timely recall prior to record date. Thrivent may also restrict lending of securities in consideration of individual account and/or aggregate client investment in a company, or other criteria established from time to time.

Oversight, Reporting and Record Retention

Retention of Proxy Service Provider and Oversight of Voting

In overseeing proxy voting generally and determining whether or not to retain the services of ISS, Thrivent performs the following functions, among others, to determine that Thrivent continues to vote proxies in the best interest of its clients: i) periodic sampling of proxy votes; ii) periodic reviews of Thrivent’s Policies and Procedures to determine they are adequate and have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interest of Thrivent’s clients; iii) periodic due diligence on ISS designed to monitor ISS’s a) capacity and competency to adequately analyze proxy issues, including the adequacy and quality of its staffing and personnel, as well as b) its methodologies for developing vote recommendations and ensuring that its research is accurate and complete; and iv) periodic reviews of ISS’s procedures regarding their capabilities to identify and address conflicts of interest.

Proxy statements and solicitation materials of issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. Thrivent retains documentation on shares voted differently than the Thrivent Policies and Procedures voting guidelines, and any document which is material to a proxy voting decision such as the Thrivent Policies and Procedures voting guidelines and the Committee meeting materials.

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ISS provides Vote Summary Reports for each Thrivent Fund. The report specifies the company, ticker, other applicable identifier (e.g., Cusip, SEDOL, etc.), meeting dates, proxy proposals, and votes which have been cast for the Thrivent Fund during the period, the position taken with respect to each issue and whether the Thrivent Fund voted with or against company management.

Copies of Voting Records and Policies

A copy of Thrivent’s detailed voting guidelines and the voting records of client accounts are available to Thrivent’s clients upon request.

Consents Related to Private Investments

From time to time, the Thrivent Funds or other clients may invest in private investments. When these private investments request consent to change the terms or other conditions of their securities, Thrivent will promptly review these solicitations. Thrivent is committed to voting in the best interests of its clients, taking into account any potential conflicts of interest. The responsibility to vote on consents is delegated to certain of the Investment Personnel, as defined in the Thrivent Code of Ethics, of the Private Investments Group. The Private Investments Group, alongside the Chief Compliance Officer, or his or her designee, will document and assess any potential conflicts of interest related to the consent voting process. If a conflict is deemed material by the Chief Compliance Officer, or his or her designee, the Committee will be apprised. The Committee will then determine the best way to manage the conflict, ensuring votes serve the clients’ best interests.

Thrivent’s Proxy Voting Guidelines

Specific voting guidelines have been adopted by the Committee for regularly occurring categories of management and shareholder proposals. The detailed voting guidelines are available to Thrivent’s clients upon request. The following is a summary of significant Thrivent policies, which are generally consistent with the Benchmark Guidelines referenced above.

Board of Directors and Corporate Governance

Voting on Director Nominees in Uncontested Elections

Generally, Thrivent votes for director nominees, except under specific circumstances.

Four fundamental principles apply when determining votes on director nominees:

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Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties and to limit the number of directorships they accept.

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Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

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Composition: Companies should ensure that directors add value to the board by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate expertise and independence, while ensuring active and collaborative participation by all members.

4.	Independence: Thrivent believes boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the

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board’s work, even if the chief executive officer also serves as chairperson of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management.

Circumstances under which Thrivent may abstain, vote against or withhold votes from directors, pursuant to the Benchmark, include:

•	Independence-related issues such as non-independent directors on a board with < 50% independence.
•	Composition-related issues such as low attendance or overboarding.
•	Responsiveness-related issues such as poor responsiveness to a low say-on-pay vote.
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Accountability-related issues such as problematic takeover defenses, capital structure, and/or governance structure (including poison pill, unequal voting rights, classified board, removal of shareholder discretion, problematic governance structure, unilateral bylaw/charter amendments, restrictions on shareholder proposals, director performance evaluations, problematic audit practices, pledging, climate accountability, other governance failures).

Voting on Director Nominees in Contested Elections

Thrivent votes case-by-case on the election of directors in contested elections.

Other Proposals Related to Board Structure & Accountability

Thrivent believes boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

Thrivent may vote case-by-base on proposals related to age & term limits, proposals to establish or amend director qualifications, proposals to establish a new board committee, proposals to separate the board chair and CEO position, proposals related to director and officer indemnification, liability protection, and exculpation, and other proposals related to routine/standard board-related items.

Thrivent votes against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals. For the same reason, Thrivent votes against proposals to eliminate cumulative voting and votes for proposals that seek to fix the size of the board.

Ratification of Auditors

Thrivent votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; non-audit fees paid represent 50 percent or more of the total fees paid to the auditor; or poor accounting practices are identified that rise to a serious level of concern.

Executive and Director Compensation

Well-designed incentive programs play a crucial role in guiding executive management decisions towards long-term value enhancement. Conversely, incentive programs with unsuitable performance targets or design flaws can hinder the alignment between management’s incentives and the interests of investors. We believe that as proactive investors, it’s our duty to comprehend the compensation structures of the companies in our portfolio and to offer constructive feedback — via our proxy voting and direct interactions — whenever we identify areas of concern.

Advisory Vote on Executive Compensation (Say on Pay)

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Shareholder votes to approve executive compensation — generally votes of an advisory nature — have become common in markets around the world. It is challenging to apply a rules-based framework to compensation votes because every pay program is a unique reflection of the company’s performance, industry, size, geographic mix, and competitive landscape. Additionally, factors such as executives’ individual performance, achievement of goals, experience, tenure, skills, and leadership should be taken into account in evaluating the overall compensation context. For these reasons, Thrivent votes on executive and director compensation proposals following a case-by-case evaluation. Generally, Thrivent opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, and dilution to shareholders.

Factors considered in our evaluation of “Say on Pay” votes includes an annual pay-for-performance analysis for companies in the S&P 1500, Russell 3000 or Russell 3000E Indices, conducted by ISS. This evaluation includes two primary factors:

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Peer Group Alignment: This assesses the relationship between the company’s total shareholder return (TSR) rank and the CEO’s total pay rank within a peer group, measured over five years. It also considers the CEO’s pay multiple relative to the peer group median.

•	Absolute Alignment: This examines the alignment between the trend in CEO pay and company TSR over the previous five fiscal years.

If this analysis indicates significant misalignment, Thrivent may include qualitative factors for a deeper evaluation, such as the ratio of performance- to time-based incentives, the rigor of performance goals, and transparency of pay program disclosures. Additionally, Thrivent scrutinizes problematic pay practices on a case-by-case basis, focusing on practices that contravene global pay principles.

Thrivent generally votes for holding annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Equity-Based and Other Incentive Plans

We believe long-term equity plans, used appropriately, provide strong alignment of interests between executives and investors. These plans can be effective in linking executives’ pay to the company’s performance as well as attracting and retaining management talent.

We evaluate requests to approve or renew equity plans on a case-by-case basis, taking into account a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

◾	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
◾	SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:

◾	Quality of disclosure around vesting upon a change in control (CIC);
◾	Discretionary vesting authority;
◾	Liberal share recycling on various award types;
◾	Lack of minimum vesting period for grants made under the plan;
◾	Dividends payable prior to award vesting.
◾	Disclosure of non-employee directors’ cash-denominated award limits.

Grant Practices:

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◾	The company’s three year burn rate relative to its industry/market cap peers;
◾	Vesting requirements in CEO’S recent equity grants (3-year look-back);
◾	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
◾	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
◾	Whether the company maintains a sufficient claw-back policy;
◾	Whether the company maintains sufficient post exercise/vesting share-holding requirements.

Negative Overriding Factor: If the plan lacks sufficient positive features under the Plan Features pillar, despite an overall passing score.

Other Compensation Plans

Thrivent has varying approaches for evaluating other compensation-related proposals, guided by a set of principles aimed at ensuring fair and effective compensation practices.

Capital Structure and Incorporation

Thrivent generally votes on a case-by-case basis on proposals related to capital structure and incorporation and seeks to vote in a way that protects shareholders’ value in the companies in which the Thrivent funds invest. When voting on capital structure issues, Thrivent considers the dilutive impact to shareholders and the effect on shareholder rights.

Thrivent will evaluate reincorporation proposals on a case-by-case basis. Considerations include:

•	Regulations of both states or countries
•	Required fundamental policies
•	Increased flexibility available

Increases in Common Stock

Thrivent’s policy for voting on proposals to increase the number of authorized shares of common stock is nuanced and case-by-case, guided by specific criteria. For general corporate purposes, the policy is to vote for an increase in authorized shares depending on the percentage of share usage: up to 50% increase if less than 50% of current shares are used, up to 100% if usage is between 50% and 100%, and up to the current share usage if it exceeds the authorized shares. However, Thrivent generally votes against increases, even within these parameters, if the proposal or the company’s use of shares is problematic, such as seeking to increase shares with superior voting rights or having a non-shareholder approved poison pill. Exceptions are made for increases beyond these ratios in cases where non-approval poses severe risks, like imminent bankruptcy or requirements by government bodies. In states allowing unilateral capital increases without shareholder approval, Thrivent may vote against all nominees if the increase doesn’t conform to these policies. For specific authorization requests linked to transactions (like acquisitions or SPAC transactions), the policy is generally to vote for the increase, with the allowable increase being the greater of twice the amount needed for the transactions or the calculated increase for general issuances.

Multi-Class Share Structures

Thrivent generally recommends voting against proposals to create a new class of common stock, except in specific circumstances where the company provides a compelling rationale for a dual-class capital structure. Such exceptions include situations where the company’s auditor expresses substantial doubt about the company’s ongoing viability, or when the new share class is intended to be temporary. Additionally, Thrivent may support the creation of a new class if it is aimed at financing purposes with minimal or no short-term and long-term dilution to current shareholders, and it is not structured to preserve or enhance the voting power of insiders or significant shareholders. The policy underscores a

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cautious approach to changes in capital structure that could impact shareholder rights and company governance.

Mergers and Acquisitions

Thrivent votes on mergers and acquisitions on a case-by-case basis, taking into account and balancing the following: anticipated financial and operating benefits, including the opinion of the financial advisor, market reaction, offer price (cost vs. premium) and prospects of the combined companies; how the deal was negotiated; potential conflicts of interest between management’s interests and shareholders’ interests; and changes in corporate governance and their impact on shareholder rights.

Anti-takeover and Shareholder Rights Plans

Thrivent adopts a nuanced approach towards voting on anti-takeover provisions, with a policy anchored in the principles of flexibility, fairness, and transparency in corporate governance. This approach involves critical evaluation of various factors, including the dilutive impact of capital structure changes, the balance of authority between the board and shareholders, especially in amending bylaws, and the careful scrutiny of provisions related to control share acquisitions, fair price, and poison pills. Thrivent also assesses the implications of litigation rights, voting disclosure, and mechanisms that empower shareholders, such as the ability to act by written consent or call special meetings. We believe in maintaining a market for corporate control that functions without undue restrictions, as it often leads to acquisitions that increase shareholder value. Consequently, Thrivent typically votes against the adoption of anti-takeover provisions like shareholder rights plans (poison pills), which can lead to management entrenchment and reduced board accountability, aiming to support proposals that enhance shareholder value and rights and oppose those that restrict or harm these interests.

Shareholders Rights Plans (“poison pills”)

For shareholder proposals requesting the submission of a poison pill to a vote or its redemption, Thrivent generally votes in favor, except when there is an existing shareholder-approved poison pill or a policy that allows the board to adopt a pill under specific conditions, including immediate shareholder ratification. Such pills must be put to a shareholder vote within 12 months of adoption or they will expire.

In cases where management proposes ratification of a poison pill, Thrivent’s vote is case-by-case, focusing on the rights plan’s attributes like a trigger no lower than 20%, a maximum term of three years, the absence of features that limit a future board’s ability to redeem the pill, and a shareholder redemption feature. The company’s rationale for adopting the pill is also critically assessed, along with its governance structure, including board independence and existing defenses.

When it comes to poison pills aimed at preserving Net Operating Losses (NOLs), Thrivent votes against proposals if the term exceeds the shorter of three years or the exhaustion of the NOLs. For management proposals to ratify NOL pills with a shorter term, the vote is case-by-case, considering factors like the ownership threshold, the value of the NOLs, shareholder protection mechanisms, the company’s governance structure, and other relevant factors.

Shareholder Ability to Call a Special Meeting & Act by Written Consent

Thrivent’s policy regarding shareholder rights to act by written consent and to call special meetings is focused on maintaining and enhancing shareholder participation and influence in corporate governance. Generally, Thrivent votes against any proposals that seek to restrict or prohibit shareholders’ ability to act by written consent. We generally support proposals that enable shareholders to act by written consent, considering factors such as the existing rights, consent thresholds, any exclusionary language, the investor ownership structure, and the history of shareholder support and management responses to related proposals.

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When it comes to shareholders’ ability to call special meetings, Thrivent typically votes against proposals that restrict or prohibit this right. We generally support management or shareholder proposals that facilitate the ability of shareholders to call special meetings, paying attention to current rights, the minimum ownership threshold necessary for calling meetings (with a preference for a 10% threshold), any prohibitive language in the proposals, the investor ownership structure, and the track record of both shareholder support and management’s responses to past proposals.

Voting Requirements

Thrivent generally supports management proposals to adopt a majority of votes cast standard for directors in uncontested elections.

Thrivent generally opposes proposals to require a supermajority shareholder vote and generally supports proposals to reduce supermajority vote requirements. However, for companies with shareholder who have significant ownership levels, Thrivent may vote case-by-case, taking into account: Ownership structure; Quorum requirements; and Vote requirements.

Thrivent generally votes case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

Environmental and Social Management Proposals

Thrivent will generally vote in accordance with the ISS Benchmark recommendations with regard to management proposals relating to environmental and social topics, such as those related to approval of political donations.

Shareholder Proposals

At Thrivent, we evaluate shareholder proposals with the overarching goal of aligning our voting decisions with the best interests of shareholders and maximizing long-term value. Shareholder proposals are reviewed on a case-by-case basis starting with thoughtful and consistent framework processes that consider the materiality of the issue to the company’s business, the company’s current practices and disclosures, the context and credibility of the proposal and its proponent, alignment with shareholder interests, and the proposal’s prescriptiveness.

We recognize that proposals can vary significantly in scope and impact, and our evaluation process reflects this diversity. While our actively managed fundamental strategies apply a detailed, research-driven approach to voting decisions, our quantitative and index strategies with investments not also held by actively managed fundamental strategies rely on processes that balance efficiency with shareholder value considerations. This distinction ensures that each proposal is assessed in a manner consistent with the strategy and objectives of the portfolios holding the security.

Environmental and Social Shareholder Proposals

When evaluating environmental and social proposals, we adopt a case-by-case analysis that balances the specific circumstances of each company with the broader context of market norms and regulatory requirements. The starting point of our evaluation is a framework that involves analyzing the relevance of a proposal in terms of its direct relation to the company’s business activities, strategies, and performance.

The framework considers the potential material impact of the proposal on the company’s long-term value with a focus on financial performance or valuation. Additionally, Thrivent examines the company’s current practices, policies, and disclosures relevant to the proposal, while considering industry-standard practices

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and trends (market norms) to provide a benchmark for evaluation. Understanding the legal and regulatory landscape, including existing laws and future regulatory trends, forms a part of this evaluation. The framework also encompasses identifying the proposal’s proponents to understand their motivations and potential implications, as well as considering the proposal’s potential reputational impact on the company. Assessing the reasonableness of the proposal in terms of practicality, feasibility, and logic, and evaluating its persuasiveness based on clarity, logic, and evidence, are also integral components of the process.

By leveraging this structured framework, Thrivent ensures that our voting decisions are informed and consider long-term value creation for shareholders.

Consideration	Questions	Explanation

Materiality	Does the resolution address an issue that is material for this company? Does the proposal reflect an industry-specific, materiality-driven approach?	The relevance of the resolution is crucial in determining if it aligns with the core business and operations of the company. Materiality is key to understanding if the issue can significantly impact the company’s long-term value.

Current Practice	Does the proposal address a current shortcoming? Has the company already announced intentions to address the shortcoming?	Current practices and disclosures are reviewed to check if the company has already taken steps to address the issue. Market norms provide context by showing industry standards and peer responses.

Context	Who are the proponents of the resolution, and are they tied to any particular interest groups? Do the proponent’s interests align with ours?	Understanding the proponent helps identify their motivations and alignment with the company’s objectives. The reasonableness and persuasiveness of the proposal are essential to ensure it is practical and effectively communicated.

Shareholder Alignment	Are shareholders the optimal stakeholders to address the core issue that is the subject of the resolution? Does the proposal add value for shareholders? Does the proposal address substantive matters that may impact shareholders’ interests, including shareholders’ rights?	This involves assessing whether the issue falls within shareholder influence or if it’s better addressed through regulatory compliance and legal mandates.

Prescriptiveness	Is the proposal NOT overly prescriptive? Do the proposal’s demands NOT unreasonably restrict management from conducting its business?	The reasonableness of the proposal is evaluated to ensure it is not excessively demanding. The company’s current practices and disclosures are reviewed to determine if there is already a framework addressing the issue.

Other Shareholder Proposals

Thrivent’s approach to evaluating other shareholder proposals reflects our commitment to responsible investment stewardship and alignment with shareholder value. Recognizing the wide range of issues addressed by these proposals—such as governance structures, shareholder rights, executive compensation, and operational practices—we apply a consistent and thorough framework as a starting point to ensure decisions are in the best interests of shareholders.

These shareholder proposals are evaluated on a case-by-case basis, balancing company-specific circumstances with broader governance standards and market practices. Our evaluation framework considers the materiality of the proposal, its relevance to the company’s business strategy, and its

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potential to create or protect shareholder value. In addition, we assess the company’s current practices and policies to identify any governance shortcomings the proposal seeks to address.

The context and credibility of the proposal and its proponents are critical components of our analysis, helping to understand the proponents’ motivations and whether they are aligned with shareholder interests. We also evaluate whether the proposal enhances shareholder rights, better aligns management and shareholder objectives, and avoids unnecessary prescriptiveness that could hinder the company’s ability to operate effectively.

By leveraging this structured framework, Thrivent ensures that our voting decisions are informed and consider long-term value creation for shareholders.

Consideration	Questions	Explanation

Materiality	Is the issue material to the company’s business? Does the proposed action have the potential to materially impact the company?	The relevance of the proposal is essential to ensure it addresses core business operations and aligns with shareholder value creation. Materiality highlights the issue’s potential impact on financial and strategic outcomes.

Current Practice	Does the proposal remedy a governance weakness? Has the company already announced intentions to address the shortcoming?	Reviewing current practices and disclosures helps identify existing efforts to address the issue. Governance improvements may align with industry standards or address peer comparisons.

Context	Who are the proponents of the resolution, and are they tied to any particular interest groups? Do the proponent’s interests align with ours?	Understanding the proponents’ motivations ensures alignment with shareholder objectives. Proposals should be reasonable and communicated effectively.

Shareholder Alignment	Does the proposal enhance shareholder rights or create value for shareholders? Does the proposal have the potential to better align executive and/or directors’ interests with those of shareholders?	Evaluating shareholder alignment ensures the proposal strengthens governance practices, improves shareholder rights, and aligns interests with long-term value creation.

Prescriptiveness	Is the proposal NOT overly prescriptive? Does the proposal’s demands NOT unreasonably restrict management from conducting its business?	Proposals should not impose excessive restrictions on management. They must balance practicality and flexibility with achieving the intended objectives.

Disclosure-Related Proposals

In assessing proposals that request enhanced disclosure, Thrivent focuses on several critical factors, such as the company’s current level of disclosure, its compliance with relevant regulations and guidelines, and any significant controversies or fines that might have arisen.

Thrivent’s policy is to vote on a case-by-case basis on shareholder proposals seeking greater disclosure, as well as any associated risks and liabilities. The goal is to ensure that disclosures effectively balance the needs and interests of various stakeholders and are not overly onerous, diverting resources from core business operations.

Action-Related Proposals

Regarding proposals that require a company to take a certain action, our policy is to carefully scrutinize requests for the adoption of specific targets, goals, or changes in business practices. We acknowledge

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that while shareholders may not always have the intricate knowledge of a company’s strategic operations, there are instances where such proposals can highlight areas needing improvement.

Thrivent assesses each proposal based on the nature of the company’s business, the practicality and feasibility of implementing the proposed actions, and how these actions align with the company’s overall strategy and operational capabilities. In considering these proposals, Thrivent pays close attention to the company’s ability to address the issues raised in the proposal, the proposal’s prescribed timetable and methods for implementation, and how the company’s practices compare with those of its industry peers.

Copies of Voting Records and Policies

A copy of Thrivent’s detailed voting guidelines and the voting records of client accounts are available to Thrivent’s clients upon request.

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